                                                                    EXHIBIT 10.6

                                                                  CONFORMED COPY

================================================================================
                      AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of November 18, 1998,

                                      among

                      JEFFERSON SMURFIT CORPORATION (U.S.),

                      SMURFIT-STONE CONTAINER CORPORATION,

                                   JSCE, INC.,

                 THE LENDERS AND FRONTING BANKS PARTIES HERETO,

                        THE MANAGING AGENTS NAMED HEREIN,

                             BANKERS TRUST COMPANY,

                            as Senior Managing Agent

                                       and

                            THE CHASE MANHATTAN BANK,

                as Administrative Agent and Senior Managing Agent

           ----------------------------------------------------------

                          BT ALEX. BROWN INCORPORATED,

           as Joint Book Manager, Lead Arranger and Syndication Agent

                                       and

                             CHASE SECURITIES INC.,

                     as Joint Book Manager and Lead Arranger

================================================================================









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                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I
         Definitions..............................................................................................3
         SECTION 1.01.  Defined Terms.............................................................................3
         SECTION 1.02.  Terms Generally..........................................................................31

ARTICLE II
         The Credits.............................................................................................31
         SECTION 2.01.  Commitments..............................................................................31
         SECTION 2.02.  Loans....................................................................................32
         SECTION 2.03.  Notice of Borrowings.....................................................................34
         SECTION 2.04.  Repayment of Loans; Evidence of Debt.....................................................34
         SECTION 2.05.  Fees.....................................................................................35
         SECTION 2.06.  Interest on Loans........................................................................36
         SECTION 2.07.  Default Interest.........................................................................38
         SECTION 2.08.  Alternate Rate of Interest...............................................................38
         SECTION 2.09.  Termination and Reduction of Commitments.................................................38
         SECTION 2.10.  Conversion and Continuation of Borrowings................................................39
         SECTION 2.11.  Repayment of Term Borrowings.............................................................41
         SECTION 2.12.  Optional Prepayments.....................................................................42
         SECTION 2.13.  Mandatory Prepayments....................................................................43
         SECTION 2.14.  Reserve Requirements; Change in Circumstances; Increased Costs...........................46
         SECTION 2.15.  Change in Legality.......................................................................48
         SECTION 2.16.  Indemnity................................................................................48
         SECTION 2.17.  Pro Rata Treatment.......................................................................49
         SECTION 2.18.  Sharing of Setoffs.......................................................................49
         SECTION 2.19.  Payments.................................................................................50
         SECTION 2.20.  Taxes....................................................................................50
         SECTION 2.21.  Duty to Mitigate; Assignment of Commitments under Certain Circumstances..................53
         SECTION 2.22.  Swingline Loans..........................................................................55

ARTICLE III
         Letters of Credit.......................................................................................56
         SECTION 3.01.  Issuance of Letters of Credit............................................................56
         SECTION 3.02.  Participations; Unconditional Obligations................................................57
         SECTION 3.03.  LC Fee...................................................................................58
         SECTION 3.04.  Agreement to Repay LC Disbursements......................................................58
         SECTION 3.05.  Letter of Credit Operations..............................................................59
         SECTION 3.06.  Termination of LC Commitment.............................................................60
         SECTION 3.07.  Fronting Bank Fees.......................................................................60
         SECTION 3.08.  Resignation or Removal of the Fronting Bank..............................................60
         SECTION 3.09.  Cash Collateralization...................................................................61

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
         SECTION 3.10.  Additional Fronting Banks................................................................61

ARTICLE IV
         Representations and Warranties..........................................................................62
         SECTION 4.01.  Organization; Powers.....................................................................62
         SECTION 4.02.  Authorization............................................................................62
         SECTION 4.03.  Enforceability...........................................................................63
         SECTION 4.04.  Governmental Approvals...................................................................63
         SECTION 4.05.  Financial Statements.....................................................................63
         SECTION 4.06.  No Material Adverse Change...............................................................63
         SECTION 4.07.  Title to Properties; Possession Under Leases.............................................64
         SECTION 4.08.  Subsidiaries.............................................................................64
         SECTION 4.09.  Litigation; Compliance with Laws.........................................................64
         SECTION 4.10.  Agreements...............................................................................65
         SECTION 4.11.  Federal Reserve Regulations..............................................................65
         SECTION 4.12.  Investment Company Act; Public Utility Holding Company Act...............................65
         SECTION 4.13.  Use of Proceeds..........................................................................65
         SECTION 4.14.  Tax Returns..............................................................................65
         SECTION 4.15.  No Material Misstatements................................................................65
         SECTION 4.16.  Employee Benefit Plans...................................................................66
         SECTION 4.17.  Environmental and Safety Matters.........................................................66
         SECTION 4.18.  Solvency.................................................................................68
         SECTION 4.19.   Security Documents......................................................................68
         SECTION 4.20.  Labor Matters............................................................................69
         SECTION 4.21.  Location of Real Property................................................................70
         SECTION 4.22.  Patents, Trademarks, etc.................................................................70
         SECTION 4.23.  Y2K......................................................................................70
         SECTION 4.24.  Survival of Warranties...................................................................71

ARTICLE V
         Conditions..............................................................................................71
         SECTION 5.01.  All Credit Events........................................................................71
         SECTION 5.02.  Original Closing Date....................................................................71
         SECTION 5.03.  Restatement Date.........................................................................75

ARTICLE VI
         Affirmative Covenants...................................................................................80
         SECTION 6.01.  Existence; Businesses and Properties.....................................................80
         SECTION 6.02.  Insurance................................................................................81
         SECTION 6.03.  Obligations and Taxes....................................................................81
         SECTION 6.04.  Financial Statements, Reports, etc.......................................................81
         SECTION 6.05.  Litigation and Other Notices.............................................................83
         SECTION 6.06.  ERISA....................................................................................83
         SECTION 6.07.  Maintaining Records; Access to Properties and Inspections................................84
         SECTION 6.08.  Use of Proceeds..........................................................................84
         SECTION 6.09.  Compliance with Law......................................................................84
         SECTION 6.10.  Further Assurances.......................................................................84

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
         SECTION 6.11.  Material Contracts.......................................................................87
         SECTION 6.12.  Environmental Matters....................................................................87
         SECTION 6.13.  Distribution of Gross Export Revenues....................................................87
         SECTION 6.14.  Y2K......................................................................................87
         SECTION 6.15.  Maintenance of Corporate Separateness....................................................88

ARTICLE VII
         Negative Covenants......................................................................................88
         SECTION 7.01.  Indebtedness.............................................................................88
         SECTION 7.02.  Liens....................................................................................90
         SECTION 7.03.  Sale/Leaseback Transactions..............................................................91
         SECTION 7.04.  Investments, Loans and Advances..........................................................91
         SECTION 7.05.  Mergers, Consolidations, Sales of Assets and Acquisitions................................92
         SECTION 7.06.  Restricted Junior Payments...............................................................93
         SECTION 7.07.  Transactions with Stockholders and Affiliates............................................94
         SECTION 7.08.  Business.................................................................................94
         SECTION 7.09.  Limitations on Debt Prepayments..........................................................95
         SECTION 7.10.  Amendment of Certain Documents...........................................................95
         SECTION 7.11.  Limitation on Dispositions of Subsidiary Stock; Creation of Subsidiaries.................96
         SECTION 7.12.  Restrictions on Ability of Subsidiaries to Pay Dividends.................................97
         SECTION 7.13.  Capital Expenditures.....................................................................97
         SECTION 7.14.  Consolidated EBITDA......................................................................97
         SECTION 7.15.  Interest Coverage Ratio..................................................................98
         SECTION 7.16.  Disposition of Collateral and other Assets...............................................98
         SECTION 7.17.  Disposition of Mortgaged Property........................................................99
         SECTION 7.18.  Fiscal Year.............................................................................100

ARTICLE VIII
         Events of Default......................................................................................101

ARTICLE IX
         The Administrative Agent, the Collateral Agent, the Senior Managing Agents and the Fronting Bank.......104

ARTICLE X
         Miscellaneous..........................................................................................107
         SECTION 10.01.  Notices................................................................................107
         SECTION 10.02.  Survival of Agreement..................................................................108
         SECTION 10.03.  Binding Effect.........................................................................109
         SECTION 10.04.  Successors and Assigns.................................................................109
         SECTION 10.05.  Expenses; Indemnity....................................................................112
         SECTION 10.06.  Right of Setoff........................................................................113
         SECTION 10.07.  Applicable Law.........................................................................113
         SECTION 10.08.  Waivers; Amendment.....................................................................114
         SECTION 10.09.  Interest Rate Limitation...............................................................115
         SECTION 10.10.  Entire Agreement.......................................................................115
         SECTION 10.11.  Waiver of Jury Trial...................................................................115
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
         SECTION 10.12.  Severability...........................................................................116
         SECTION 10.13.  Counterparts...........................................................................116
         SECTION 10.14.  Headings...............................................................................116
         SECTION 10.15.  Confidentiality........................................................................116
         SECTION 10.16.  Jurisdiction; Consent to Service of Process............................................117
         SECTION 10.17.  Receivables Program....................................................................118
         SECTION 10.18.  Florida Real Property..................................................................118
         SECTION 10.19.  Effect of Restatement..................................................................118
         SECTION 10.20.  Certain Relationships..................................................................118

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
EXHIBITS

Exhibit A                  Administrative Questionnaire
Exhibit B                  Form of Assignment and Acceptance
Exhibit C                  Form of Guarantee Agreement
Exhibit D                  Form of Mortgage
Exhibit E                  Form of Pledge Agreement
Exhibit F                  Form of  Security Agreement
Exhibit G                  Form of Patent, Trademark and Copyright Security Agreement
Exhibit H                  Form of SNC Security Agreement
Exhibit I-1                Form of Opinion of Michael Tierney, Esq.
Exhibit I-2                Form of Opinion of Davis Polk & Wardwell
Exhibit I-3                Form of Opinion of Local Counsel
Exhibit J                  Form of Reaffirmation of Guarantee

SCHEDULES
Schedule 1.01(a)           Prior Letters of Credit
Schedule 1.01(b)           Material Contracts
Schedule 1.01(c)           Material Subsidiaries
Schedule 1.01(d)           Mills
Schedule 1.01(e)           Mortgaged Property
Schedule 1.01(f)           Receivables Program Documents
Schedule 2.01              Commitments
Schedule 4.04              Governmental Approvals
Schedule 4.08              Subsidiaries
Schedule 4.09              Litigation
Schedule 4.17              Environmental Matters
Schedule 4.19(b)           UCC Filing Offices
Schedule 4.19(c)           Mortgage Filing Offices
Schedule 4.19(d)           Trademark Filing Offices
Schedule 4.19(e)           UCC Filing Offices (SNC)
Schedule 4.20              Labor Matters
Schedule 4.21(a)           Owned Real Properties
Schedule 4.21(b)           Leased Real Properties
Schedule 4.21(c)           Timberland Properties
Schedule 5.02(a)           Closing Date Local Counsel
Schedule 5.03(a)           Restatement Date Local Counsel
Schedule 7.01(a)           Certain Existing Indebtedness
Schedule 7.04              Existing Investments

                                       v







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                      AMENDED AND RESTATED CREDIT AGREEMENT

               THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 18, 1998, is by and among JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation (the "Borrower"); SMURFIT-STONE CONTAINER CORPORATION (formerly named Jefferson Smurfit Corporation), a Delaware corporation ("SSCC"); JSCE, INC., a Delaware corporation ("JSCE"); the Lenders (as defined in Article I); the Managing Agents (as defined in Article I); the Fronting Banks (as defined in
Article I); BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as senior managing agents (in such capacity, each a "Senior Managing Agent") for the Lenders; and Chase, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and as swingline lender (in such capacity, the "Swingline Lender").

               The Borrower, SSCC, JSCE, certain financial institutions (the "Existing Lenders"), the Managing Agents, the Fronting Banks, BTCo and Chase, as Senior Managing Agents, and Chase, as Administrative Agent, Collateral Agent and Swingline Lender, previously entered into that certain Credit Agreement dated as of March 24, 1998 (the "Existing Credit Agreement") whereunder (a) the Lenders extended credit or agreed to extend credit in the form of (i) Tranche A Term Loans (such term and each other capitalized term used but not defined in this introductory statement having the meaning assigned to it in Article I) on the Closing Date in an aggregate principal amount of $400,000,000, (ii) Tranche B Term Loans on the Closing Date in an aggregate principal amount of $350,000,000 and (iii) Revolving Loans at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $550,000,000, (b) the Swingline Lender agreed to extend credit, at any time and prior to the Revolving Credit Maturity Date, in the form of Swingline Loans, and (c) the Fronting Bank agreed to issue letters of credit, in an aggregate face amount at any time outstanding not in excess of $150,000,000.

               The proceeds of the Term Loans made on the Closing Date and the proceeds of the Revolving Loans made on and after the Closing Date under the Existing Credit Agreement were used by the Borrower to (a) repay in full all principal outstanding, and interest, fees, costs and other amounts due, under the Prior Credit Agreement, (b) pay related fees and expenses and (c) provide working capital for the Borrower and its Subsidiaries and for other general corporate purposes, including the repurchase or refinancing of other Indebtedness. Letters of Credit issued under the Existing Credit Agreement were used to support obligations of the Borrower and its Subsidiaries incurred in the ordinary course of their business.

               The Borrower has requested that certain Tranche B Lenders make additional Tranche B Term Loans to the Borrower in the aggregate principal amount of $550,000,000 (the "Additional Tranche B Term Loans"), subject to the terms and conditions set forth herein, the proceeds of which









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



Additional Tranche B Term Loans will be used by the Borrower solely for the purposes of (a) (i) paying a cash dividend to JSCE, which will pay a like dividend to SSCC (collectively, the "Restatement Date Dividends") and (ii) making an unsecured loan to SSCC (the "SSCC Loan"), all of which funds described in clauses (i) and (ii) above shall be (x) used by SSCC to pay fees and expenses incurred in connection with the Restatement Date Transactions and (y) contributed by SSCC in the form of common equity to Stone in an aggregate amount not less than $290,000,000 and used by Stone, together with the net proceeds of the Stone Snowflake Sale, to (A) repay outstanding revolving and supplemental revolving loans under the Stone Credit Agreement, (B) repay Stone's 11-7/8% Senior Notes maturing December 1, 1998 and (C) pay certain fees and expenses in connection with the foregoing transactions, (b) financing the Fernandina Acquisition, and (c) paying fees and expenses incurred in connection with the Restatement Date Transactions.

               The Existing Lenders are willing to continue the Tranche A Term Loans and the Tranche B Term Loans and to continue to extend commitments to make the Revolving Loans and the Swingline Loans, and to continue to issue or participate, as the case may be, in Letters of Credit, to or for the benefit of the Borrower, in each case for the respective purposes set forth above and on the terms and conditions hereinafter set forth.

               The New Tranche B Lenders are willing to make the Additional Tranche B Term Loans to the Borrower for the purposes set forth above and subject to the terms and conditions hereinafter set forth.

               The Borrower, SSCC, JSCE, the Existing Lenders, the New Tranche B Lenders, the Managing Agents, the Senior Managing Agents, the Administrative Agent and the Collateral Agent now desire to amend and restate the Existing Credit Agreement to, among other things, set forth the terms and conditions under which the New Tranche B Lenders hereafter will make the Additional Tranche B Term Loans to the Borrower, and to restate the Existing Credit Agreement to reflect the amendments thereto.

               This Agreement shall become effective upon the date (the "Restatement Date") on which, after it has been executed by the Borrower, SSCC, JSCE, the Administrative Agent, the Required Lenders (as defined in the Existing Credit Agreement), and the New Tranche B Lenders, the Borrower has satisfied all of the conditions precedent set forth in Section 5.03 (but in the event such conditions have not been satisfied or waived on or before December 31, 1998, this Agreement shall be of no force or effect and the Existing Credit Agreement shall continue in full force and effect).

               Accordingly, the Borrower, SSCC, JSCE, the Lenders, the Managing Agents, the Senior Managing Agents, the Fronting Bank, the Swingline Lender, the Administrative Agent and the Collateral Agent agree as follows:

                                    ARTICLE I

                                   Definitions



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        SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

        "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

        "ABR Loan" shall mean any ABR Term Loan or ABR Revolving Loan.

        "ABR Revolving Borrowing" shall mean a Borrowing comprised of ABR Revolving Loans.

        "ABR Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

        "ABR Spread" shall mean (a) with respect to Tranche A Term Loans and Revolving Loans, 1.50% per annum, subject to adjustment pursuant to Section 2.06(c), and (b) with respect to Tranche B Term Loans, 2.25% per annum.

        "ABR Term Borrowing" shall mean a Borrowing comprised of ABR Term Loans.

        "ABR Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

        "Accepting Lenders" is defined in Section 2.13(i).

        "Additional Stone Capital Contributions" is defined in Section 7.04(g).

        "Additional Tranche B Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Additional Tranche B Term Loans hereunder on the Restatement Date as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.

        "Additional Tranche B Term Loans" is defined in the recitals to this Agreement.

        "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. For purposes hereof, the term "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London

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time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the average of the respective rates per annum at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

        "Administrative Agent" is defined in the recitals to this Agreement.

        "Administrative Fees" is defined in Section 2.05(b).

        "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A.

        "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, neither any Lender nor any Affiliate of a Lender shall be deemed to be an Affiliate of SSCC or any of its Subsidiaries solely by reason of its ownership of or right to vote any Indebtedness of SSCC or any of its Subsidiaries.

        "After-Acquired Mortgage Property" is defined in Section 6.05(d).

        "Agreement" shall mean this Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

        "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, the term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. The term "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately

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10:00 a.m., New York City time, on such day (or, if such day shall not be a
Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

        "Applicable Percentage" of any Participating Lender shall mean the percentage of the aggregate Revolving Credit Commitments represented by such Participating Lender's Revolving Credit Commitment.

        "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then-current net annual assessment rate that will be employed in determining amounts payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Administrative Agent's domestic offices.

        "Asset Sale" shall mean the sale, transfer or other disposition by any Loan Party or any of its Subsidiaries to any Person other than any Loan Party of
(a) any capital stock other than Margin Stock; (b) substantially all the assets of any geographic or other division or line of business of any Loan Party or any of its Subsidiaries; or (c) any Real Property or a portion of any Real Property or any other asset or assets (excluding any assets manufactured, constructed or otherwise produced or purchased for sale to others in the ordinary course of business and any Program Receivables) of any Loan Party or any of its Subsidiaries, provided that (i) any asset sale or series of related asset sales described in clause (c) above having a value not in excess of $1,000,000 shall not be deemed an "Asset Sale" for purposes of this Agreement and (ii) the term "Asset Sale" shall not include any sale of assets in connection with any Permitted Equipment Financing or any Permitted Timber Financing.

        "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee and, to the extent required by Section 10.04(b), accepted by the Borrower, the Administrative Agent, the Swingline Lender and the Fronting Bank, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

        "Basic Agreements" shall mean the SIBV Agreement, the Financial Services Agreement, the 1992 Holdings Agreement, the Registration Rights Agreement, the Stockholders' Agreement and the 1992 Stock Option Plan.

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



        "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

        "Borrower's Portion of Excess Cash Flow" shall mean, at any date of determination, the cumulative amount of Excess Cash Flow for each full fiscal year of SSCC commencing on or after January 1, 1998, and ending prior to the date of determination that (a) was not or is not required to be applied to the prepayment of Loans or the reduction of Commitments, in each case as described in Section 2.13(c), and (b) has not been utilized on or prior to the date of determination (i) to make Consolidated Capital Expenditures pursuant to the proviso in the first sentence of Section 7.13, (ii) to pay dividends pursuant to
Section 7.06(b) or (iii) to prepay Indebtedness pursuant to Section 2.12(a) or 7.09(a).

        "Borrower" shall mean Jefferson Smurfit Corporation (U.S.), a Delaware corporation.

        "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

        "BTCo" shall mean Bankers Trust Company, a New York banking corporation.

        "Business Day" shall mean any day (other than a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Capital Lease" is defined in the definition of the term "Capital Lease Obligations".

        "Capital Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof (each, a "Capital Lease"), which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

        "Cash Proceeds" shall mean, with respect to any Asset Sale, cash payments received from such Asset Sale, including any cash received by way of deferred payment pursuant to a note receivable or otherwise (other than the portion of such deferred payment constituting interest, which shall be deemed not to constitute Cash Proceeds).

        "CERCLA" is defined in Section 4.17(b).

        A "Change in Control" shall be deemed to have occurred if (a) JSG and its Affiliates shall cease to own or control shares representing at least 27-1/2% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSCC; (b) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Act of 1934, as in effect on the Closing Date) other than JSG and its Affiliates shall own, directly or indirectly, beneficially or of record, shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSCC; or (c) SSCC shall cease to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding capital stock of the Borrower.

        "Change of Law" is defined in Section 2.20(f).

        "Charges" is defined in Section 10.09.

        "Chase" shall mean The Chase Manhattan Bank, a New York banking corporation.

        "Closing Date" shall mean March 24, 1998.

        "Code" shall mean the Internal Revenue Code of 1986, or any successor statute thereto, as the same may be amended from time to time.

        "Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.

        "Collateral Agent" is defined in the recitals to this Agreement.

        "Commitment" shall mean, with respect to each Lender, such Lender's Revolving Credit Commitment, Tranche A Commitment or Tranche B Commitment.

        "Commitment Fee" is defined in Section 2.05(a).

        "Commitment Fee Percentage" shall mean 0.375% per annum, subject to adjustment in accordance with Section 2.06(c).

        "Common Stock" shall mean the common stock, par value $0.01 per share, of SSCC.

        "Confidential Information Memorandum" shall mean, collectively, (a) the Confidential Information Memorandum of the Borrower dated February 1998 and (b) the Confidential Information Memorandum of SSCC dated October 1998.

        "Consolidated Capital Expenditures" shall mean, for any period, the sum of (a) all amounts that would be included as additions to property, plant and equipment and other capital expenditures on a consolidated statement of cash flows for SSCC and its Subsidiaries during such period in accordance with GAAP and (b) all amounts in respect of additions to Timberland Property during such period identified as investment activities in accordance with GAAP (in each case, excluding capitalized interest but including the amount of assets leased under any Capital Lease).

        "Consolidated Current Assets" shall mean, as at any date of determination, the total assets (other than cash and cash equivalents) of JSCE and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP.

        "Consolidated Current Liabilities" shall mean, as at any date of determination, the total liabilities of SSCC and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, provided that the current maturities of long-term Indebtedness for money borrowed of JSCE and its Subsidiaries, any Indebtedness permitted under Section 7.01 that is classified as a current liability in conformity with GAAP and any taxes payable solely as a result of Asset Sales shall be excluded from the definition of Consolidated Current Liabilities.

        "Consolidated EBITDA" for any period shall mean (a) the sum of (i) Consolidated Net Income for such period, (ii) all Federal, state, local and foreign taxes deducted in determining such Consolidated Net Income, (iii) Consolidated Interest Expense deducted in determining such Consolidated Net Income, (iv) depreciation, depletion, amortization of intangibles and other non-cash charges or non-cash losses deducted in determining such Consolidated Net Income and (v) charges specifically associated with the Merger to the extent deducted in determining such Consolidated Net Income less (b) any non-cash income or non-cash gains included in determining such Consolidated Net Income.

        "Consolidated Interest Expense" shall mean, for any period, the interest expense (net of interest income on Permitted Investments) of JSCE and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding any fees and expenses payable or amortized during such period by JSCE and its consolidated Subsidiaries in connection with the amortization of deferred debt issuance costs. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by JSCE and its consolidated Subsidiaries with respect to Rate Protection Agreements.

        "Consolidated Leverage Ratio" is defined in Section 2.06(c).

        "Consolidated Net Income" shall mean, for any period, the net income (or loss) of JSCE and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that the net income (or loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

        "Control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

        "Credit Event" is defined in Article V.

        "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement entered into in the ordinary course of business by the Borrower designed to protect the Borrower or any of its Subsidiaries against fluctuations in currency values.

        "Default" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

        "Default Rate" is defined in Section 2.07.

        "dollars" or "$" shall mean lawful money of the United States.

        "Domestic Subsidiary" shall mean any Subsidiary organized under the laws of the United States or any political subdivision thereof.

        "8-Year Senior Note Indenture" shall mean the Indenture dated as of May 1, 1994, among the Borrower, as issuer, JSCE, as guarantor, and The Bank of New York, as trustee, relating to the 8-Year Senior Notes.

        "8-Year Senior Notes" shall mean the Borrower's 10-3/4% Senior Notes Due 2002, in an aggregate principal amount outstanding on the Closing Date of $100,000,000.

        "Environmental Laws" shall mean all current and future Federal, state, local and foreign laws, rules or regulations, codes, ordinances, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder or other requirements of Governmental Authorities or the common law, relating to health, safety, or pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, or wastes into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances, or wastes, or underground storage tanks and emissions therefrom.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, or any successor statute, as the same may be amended from time to time.

        "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that (a) is a member of a group of which SSCC, JSCE or the Borrower is a member and (b) is treated as a single employer under Section 414 of the Code.

        "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

        "Eurodollar Loan" shall mean any Eurodollar Term Loan or Eurodollar Revolving Loan.

        "Eurodollar Revolving Borrowing" shall mean a Borrowing comprised of Eurodollar Revolving Loans.

        "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

        "Eurodollar Term Borrowing" shall mean a Borrowing comprised of Eurodollar Term Loans.

        "Eurodollar Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

        "Event of Default" shall have the meaning assigned to such term in
Article VIII.

        "Excess Cash Flow" shall mean, for any period, the excess of (a) the sum, without duplication, of (i) Consolidated Net Income during such period,
(ii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes, accreted and zero coupon bond interest and other non-cash expenses, losses or other charges that, pursuant to GAAP, were deducted in determining such Consolidated Net Income, (iii) the proceeds of any Capital Leases of the Borrower and its Subsidiaries on a consolidated basis, (iv) reductions, other than reductions attributable solely to Asset Sales, to working capital for such period (i.e., the decrease in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such period),
(v) Indebtedness of the Borrower and its consolidated Subsidiaries created, incurred or assumed in respect of the purchase or construction of property and
(vi) the net increase, if any, in the aggregate amount of borrowings by JSF in connection with the Receivables Program during such period, over (b) the sum, without duplication, of (i) the amount of all non-cash gains, income or other credits included in determining Consolidated Net Income, (ii) additions to working capital for such period (i.e., the increase in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such period), (iii) the Term Loan Repayment Amounts paid during such period,
(iv) optional prepayments of Term Loans described in Section 2.12(b) during such period, (v) scheduled and optional payments or prepayments of the principal of permitted Indebtedness other than the Loans (except to the extent financed with the proceeds of additional permitted Indebtedness), but only to the extent that such payments or prepayments cannot by their terms be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such permitted Indebtedness and are otherwise permitted hereby, (vi) Consolidated Capital Expenditures for such period, (vii) cash payments made during such period of expenses relating to the Borrower's 1993 operational restructuring (including employee severance, manufacturing facility consolidation, environmental and litigation expense) that were previously accrued as a non-cash charge in fiscal 1993, (viii) Restricted Junior Payments not prohibited hereunder made during such period and (ix) the net decrease, if any, in the aggregate amount of borrowings by JSF in connection with the Receivables Program during such period; provided, however, that none of the following shall be included in a determination of Excess Cash Flow: (x) amounts expended for any Investments permitted under Section 7.04 and any proceeds from the subsequent sale or other disposition of any such Investments and (y) the proceeds of any issuance of debt or equity securities not otherwise prohibited hereunder.

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



        "Existing Credit Agreement" is defined in the recitals to this Agreement.

        "Existing Lenders" is defined in the recitals to this Agreement.

        "Fair Market Value" is defined in Section 6.10(c).

        "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

        "Fees" shall mean the Administrative Fees, the Commitment Fees, the LC Fees, the fees specified in Section 2.05 and the fees specified in Section 3.07.

        "Fernandina Acquisition" shall mean the acquisition by the Borrower of Machine No. 2 from SPC for aggregate consideration not to exceed $175,000,000 in accordance with the Fernandina Acquisition Documents.

        "Fernandina Acquisition Documents" shall mean that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of May 10, 1998 between the Borrower and SPC, together with all agreements, documents, resolutions, consents, instruments and certificates executed in order to effect the transactions contemplated by the Asset Purchase Agreement.

        "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, treasurer or assistant treasurer of such corporation.

        "Financial Services Agreement" shall mean the Financial Advisory Services Agreement dated September 12, 1989, by and among Morgan Stanley Dean Witter Discover & Co., SIBV and SSCC, as amended to the Closing Date and as the same may be further amended or modified in accordance with the terms thereof and hereof.

        "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

        "Fronting Bank" shall mean, as the context may require, (a) (i) BTCo, with respect to Letters of Credit issued by BTCo, (ii) with respect to each Prior Letter of Credit, the issuer thereof, and (iii) any other Lender that may become a Fronting Bank pursuant to Section 3.08 or 3.10, with respect to Letters of Credit issued by such Lender, or (b) collectively, all the foregoing.

        "GAAP" shall mean generally accepted accounting principles in the United States, applied on a consistent basis.

        "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

        "Guarantee" of or by any Person shall mean any obligation, contingent or otherwise (whether or not denominated as a guarantee), of such Person guaranteeing any Indebtedness or any other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (or other obligation) or to purchase (or to advance or supply funds for the purchase
of) any security for the payment of such Indebtedness (or other obligation), (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness (or other obligation) of the payment of such Indebtedness (or other obligation) or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (or other obligation); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

        "Guarantee Agreement" shall mean the Guarantee Agreement, substantially in the form of Exhibit C, made by the Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties.

        "Guarantors" shall mean SSCC, JSCE and each Material Subsidiary.

        "Hazardous Materials" is defined in Section 4.17(d).

        "Inactive Subsidiary" at any time shall mean any Subsidiary of SSCC that
(a) has assets with a total market value not in excess of $1,000 and (b) has not conducted any business or other operations during the prior 12-month period.

        "Indebtedness" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, other than deposits or advances in the ordinary course of business, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (f) all Guarantees by such Person, (g) all Capital Lease Obligations of such Person, (h) all obligations of such Person in respect of Rate Protection Agreements, Currency Agreements or other interest or exchange rate hedging arrangements (such obligations to be equal at any time to the termination value of such Agreements or other arrangements that would be payable by such Person at such time) and (i) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit. The Indebtedness of any Person shall include the Indebtedness of any partnership

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



in which such Person is a general partner, except to the extent such Indebtedness is expressly non-recourse to such Person.

        "Indemnitee" is defined in Section 10.05(b).

        "Information" is defined in Section 10.15(a).

        "Intercompany Indebtedness" shall mean any Indebtedness of any of SSCC, JSCE or the Borrower or any of their respective Subsidiaries that is owing to any Loan Party.

        "Intercompany Note" shall mean a promissory note evidencing Intercompany Indebtedness pledged to the Collateral Agent pursuant to the Pledge Agreement and which, unless otherwise provided herein or in any of the Receivables Program Documents, shall be a senior obligation of the obligor thereon, payable on demand to the obligee and in form and substance satisfactory to the Senior Managing Agents.

        "Interest Payment Date" shall mean (a) with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (b) with respect to any Swingline Loan, the last day of the Interest Period applicable to such Swingline Loan and (c) with respect to any Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing.

        "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower thereof may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31, and (ii) the Revolving Credit Maturity Date, the Tranche A Maturity Date or the Tranche B Maturity Date, as applicable, and (c) as to any Swingline Loan, the period commencing on the date such Swingline Loan is made or on the last day of the immediately preceding Interest Period applicable to such Swingline Loan, as the case may be, and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31, and (ii) the Revolving Credit Maturity Date; provided, however, that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

        "Investment" shall mean, as applied to any Person (the "Investor"), any direct or indirect purchase or other acquisition by the Investor of, or a beneficial interest in, stock or other securities

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



of any other Person other than a wholly owned Domestic Subsidiary of the Investor, including any exchange of equity securities for Indebtedness, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Investor to any other Person other than a wholly owned Domestic Subsidiary of the Investor, including all Indebtedness and accounts receivable owing to the Investor from that other Person that did not arise from sales or services rendered to that other Person in the ordinary course of the Investor's business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment minus any amounts (a) realized upon the disposition of assets comprising an Investment or
(b) constituting repayments of Investments that are loans or advances; provided, however, that the term "Investment" shall not include the purchase in the open market of shares of JSG in an aggregate amount which, together with the aggregate purchase price of all MIP Shares and all MIP Options (each as defined in Section 7.06(c)) purchased pursuant to Section 7.06(c) in any fiscal year, does not exceed $15,000,000 in such fiscal year of the Borrower, purchased exclusively for subsequent distribution as additional compensation to employees of the Borrower pursuant to its management incentive program.

        "Investor" is defined in the definition of the term "Investment".

        "JSC" shall mean SSCC.

        "JSC Acquisition" shall mean JSC Acquisition Corporation, a Delaware corporation and a direct wholly-owned Subsidiary of SSCC.

        "JSC International" shall mean JSC International Sales, Inc., a corporation formed under the laws of Barbados and a wholly owned Subsidiary of the Borrower.

        "JSCE" shall mean JSCE, Inc., a Delaware corporation

        "JSF" shall mean Jefferson Smurfit Finance Corporation, a Delaware corporation and a wholly owned Subsidiary of the Borrower, formed in connection with the Receivables Program.

        "JSG" shall mean Jefferson Smurfit Group plc, a corporation organized and existing under the laws of the Republic of Ireland.

        "LC Commitment" shall mean at any time an amount equal to the lesser of
(a) $150,000,000, as the same may be reduced from time to time pursuant to
Section 3.06, and (b) the Revolving Credit Commitment at such time.

        "LC Disbursement" shall mean any payment or disbursement made by the Fronting Bank under or pursuant to a Letter of Credit.

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



        "LC Exposure" shall mean, at any time of determination, the sum of (a) the Trade LC Exposure and (b) the Standby LC Exposure.

        "LC Fee" is defined in Section 3.03.

        "LC Maturity Date" shall mean the 30th Business Day prior to the Revolving Credit Maturity Date.

        "Lenders" shall mean the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

        "Letter of Credit Application" shall mean a commercial or standby letter of credit application, as applicable, in the Fronting Bank's customary form, as such form may be modified from time to time by the Fronting Bank.

        "Letters of Credit" shall mean Trade Letters of Credit and Standby Letters of Credit.

        "LIBOR Spread" shall mean (a) with respect to Tranche A Term Loans and Revolving Loans, 2.50% per annum, subject to adjustment pursuant to Section 2.06(c), and (b) with respect to Tranche B Term Loans, 3.25% per annum.

        "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, assignment for security (whether collateral or otherwise), hypothecation, encumbrance, lease, sublease, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

        "Loan Documents" shall mean this Agreement, the Letters of Credit, the Security Documents and the Guarantee Agreement, and each amendment, restatement, supplement, modification or waiver of, to or in respect of any such document.

        "Loan Parties" shall mean SSCC, JSCE, the Borrower and each Material Subsidiary.

        "Loans" shall mean the Revolving Loans and the Term Loans.

        "Machine No. 2" shall mean the No. 2 linerboard machine and related structures, equipment and other property located at the Fernandina Beach, Florida Mill and owned by SPC.

        "Managing Agents" shall mean the Lenders whose names appear as managing agents on the signature pages to this Agreement.

        "Mandatory Prepayment Date" is defined in Section 2.13(i).

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



        "Margin Stock" shall have the meaning given such term under Regulation
U.

        "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, properties, prospects or condition (financial or otherwise) of SSCC and its Subsidiaries, taken as a whole, (b) material impairment of the ability of SSCC or any Material Subsidiary to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Administrative Agent, the Collateral Agent, the Fronting Bank, the Swingline Lender or the Lenders under any Loan Document.

        "Material Contracts" shall mean the contracts set forth on Schedule 1.01(b) and any future contracts to which SSCC or the Borrower or any of their respective Subsidiaries becomes a party providing for payments by or to SSCC or the Borrower or any of their Subsidiaries in excess of $50,000,000 per year and the duration of which shall be in excess of twelve months.

        "Material Investments" shall mean all Investments by SSCC or any of its Subsidiaries having a value in excess of $1,000,000.

        "Material Subsidiary" means each Domestic Subsidiary of SSCC, JSCE, the Borrower or their successors now existing or hereafter acquired or formed by SSCC, JSCE, the Borrower or such successors that (a) for the most recent fiscal year of SSCC, JSCE, the Borrower or such successors, accounted for more than 10% of the consolidated revenues of SSCC, JSCE, the Borrower or such successors, as the case may be, (b) as at the end of such fiscal year, was the owner of more than 10% of the consolidated assets of SSCC, JSCE, the Borrower or such successors as shown on the consolidated financial statements of SSCC, JSCE, the Borrower or such successors, as the case may be, for such fiscal year or (c) is designated as a Material Subsidiary on Schedule 1.01(c) or is otherwise irrevocably designated as a Material Subsidiary in a writing by a Loan Party to the Administrative Agent. Notwithstanding the foregoing, JSF shall not be a Material Subsidiary for purposes hereof.

        "Maximum Rate" is defined in Section 10.09.

        "Merger" shall mean the merger of JSC Acquisition with and into Stone pursuant to the terms and conditions of the Merger Agreement.

        "Merger Agreement" shall mean that certain Agreement and Plan of Merger among Jefferson Smurfit Corporation, JSC Acquisition and Stone dated as of May 10, 1998, as amended by Amendment No. 1 dated as of October 2, 1998.

        "Merger Documents" shall mean the Merger Agreement, together with all agreements, documents, resolutions, consents, instruments and certificates executed in order to effect the transactions contemplated by the Merger Agreement.

        "Mills" shall mean the paper product manufacturing facilities identified on Schedule 1.01(d).

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



        "MIP Options" is defined in Section 7.06(c).

        "MIP Shares" is defined in Section 7.06(c).

        "Mortgaged Properties" shall mean the owned real properties of the Borrower specified on Schedule 1.01(e).

        "Mortgages" shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 6.10 or Section 7.11, each substantially in the form of Exhibit D, as the same may be amended, restated, supplemented, modified or waived from time to time.

        "MSLEF Purchase" shall mean the purchase by SIBV of 20,000,000 shares of SSCC Common Stock pursuant to the terms and conditions of the MSLEF Purchase Documents.

        "MSLEF Purchase Documents" shall mean, collectively, the Stock Purchase Agreement dated as of May 10, 1998 among SIBV, as buyer, JSG, as guarantor, Morgan Stanley Leveraged Equity Fund II, Inc. and the other shareholders of SSCC party thereto, as sellers and SSCC, the Registration Rights Agreement, the Stockholders Agreement and all other agreements, documents, resolutions, consents, instruments and certificates executed in order to effect the MSLEF Purchase.

        "Multiemployer Plan" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale or Permitted Timber Financing, the Cash Proceeds, net of (i) costs of sale (including payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Loans) required to be repaid under the terms thereof as a result of such Asset Sale), (ii) taxes paid or payable in the year such Asset Sale occurs or in the following year as a result thereof and (iii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (b) with respect to any issuance of debt securities, the cash proceeds thereof, net of underwriting commissions or placement fees and expenses directly incurred in connection therewith and (c) with respect to any Taking or Destruction (as such terms are defined in the Mortgages), the Net Proceeds or Net Award (as such terms are defined in the Mortgages).

        "New Tranche B Lenders" shall mean the Tranche B Lenders making Additional Tranche B Term Loans on the Restatement Date.

        "1992 Stock Option Plan" shall mean the SSCC 1992 Stock Option Plan, as amended to the Restatement Date and as the same may be further amended or modified in accordance with the terms thereof and hereof.

        "1993 Senior Note Indenture" shall mean the Indenture dated as of April 15, 1993, among the Borrower, as issuer, JSCE, as guarantor, and The Bank of New York, as trustee, relating to the 1993 Senior Notes, as amended by the Supplemental Indenture dated as of April 8, 1994, and as the same may from time to time be further amended or modified in accordance with the terms thereof and hereof.

        "1993 Senior Notes" shall mean the Borrower's 9-3/4% Senior Notes due 2003.

        "Non-U.S. Person" is defined in Section 2.20(f).

        "Obligations" shall mean all obligations of every nature, including amounts drawn under outstanding Letters of Credit, of Loan Parties from time to time owed to the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Swingline Lender, the Fronting Bank and the Lenders, or any of them, under the Loan Documents.

        "Other Taxes" is defined in Section 2.20(b).

        "Outstanding Letters of Credit" shall mean at any time the Letters of Credit outstanding at such time.

        "Outstanding Standby Letters of Credit" shall mean at any time the Standby Letters of Credit outstanding at such time.

        "Outstanding Trade Letters of Credit" shall mean at any time the Trade Letters of Credit outstanding at such time.

        "Participating Lender" shall mean at any time any Lender with a Revolving Credit Commitment at such time.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

        "Perfection Certificate" shall mean the Perfection Certificate, substantially in the form of Annex 1 to the Security Agreement.

        "Permitted Equipment Financing" shall mean any financing transaction by the Borrower or any of its Material Subsidiaries secured by equipment, or a Sale/Leaseback Transaction in which the subject property consists of equipment, in each case owned or leased by such Person for more than 90 days prior to such financing transaction or Sale/Leaseback Transaction, so long as such financing transaction or Sale/Leaseback Transaction (a) (x) in the case of any such transaction entered into by the Borrower or any of its Material Subsidiaries on or prior to the second anniversary of the Closing

Date, does not have a final maturity or final payment date in respect thereof on or prior to the seventh anniversary of the date of such transaction and (y) in the case of any such transaction entered into by the Borrower or any of its Material Subsidiaries after the second anniversary of the Closing Date, does not have a final maturity or final payment date in respect thereof on or prior to the Tranche B Maturity Date or a weighted average life to stated maturity shorter than the then-outstanding Term Loans, (b) results in net cash proceeds to the Borrower or one of its Material Subsidiaries in excess of 60% of the fair market value (determined, on the basis of an assumed arms-length sale of such property, by a nationally recognized appraisal or valuation firm experienced in valuing equipment) at the date of such financing transaction or sale/leaseback of the equipment that is the subject property of such financing transaction or Sale/Leaseback Transaction, and (c) contains covenants no more restrictive than those contained in this Agreement (except that covenants that relate solely to the subject property may be more restrictive).

        "Permitted Investments" shall mean (a) any evidence of indebtedness, maturing not more than one year after the acquisition thereof, issued by the United States of America, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America, (b) any certificate of deposit, maturing not more than one year after the date of purchase, issued by a commercial banking institution that has long-term debt rated "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and which has a combined capital and surplus and undivided profits of not less than $500,000,000, (c) commercial paper (i) maturing not more than 270 days after the date of purchase and (ii) issued by
(x) a corporation (other than a Loan Party or any Affiliate of a Loan Party) with a rating, at the time as of which any determination thereof is to be made, of "P-1" or higher by Moody's Investors Service, Inc. or "A-1" or higher by Standard & Poor's Ratings Services or (y) either Senior Managing Agent, (d) demand deposits with any bank or trust company, (e) any Investments consisting of (i) any contract pursuant to which a Loan Party obtains the right to cut, harvest or otherwise acquire timber on property owned by any other Person, whether or not the Loan Party's obligations under such contract are evidenced by a note or other instrument, or (ii) loans or advances to customers of a Loan Party, including leases of personal property of such Loan Party to such customers, provided that the contracts, loans and advances constituting Permitted Investments pursuant to this clause (e) shall not exceed $10,000,000 at any time outstanding, (f) any Investment consisting of an exchange of equity securities of any Loan Party for Indebtedness of any other Loan Party and (g) Guarantees of a Person or Persons other than a Loan Party consisting of tax-exempt industrial development or pollution control revenue bonds (either through Capital Lease Obligations or installment purchase obligations in respect of facilities to be acquired by a Loan Party and to be financed by such bonds, and including a direct Guarantee of such bonds) to the extent any such Indebtedness of a Loan Party or such Person and any Lien arising in connection therewith are not prohibited by Section 7.01 or 7.02, as applicable.

        "Permitted Liens" shall mean:

               (a) the Liens arising under this Agreement or the Security Documents in favor of the Collateral Agent;

               (b) with respect to any Person, Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of all such taxes known to such Person has been made on the books of such Person if and to the extent required by GAAP;

               (c) with respect to any Person, mechanics', materialmen's, carriers', warehousemen's and similar Liens arising by operation of law and in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by GAAP;

               (d) with respect to any Person, Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by GAAP;

               (e) with respect to any Person, (i) Liens incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and (ii) Liens securing surety, indemnity, performance, appeal and release bonds, in the case of either clause (i) or clause (ii), securing such bonds in an amount not to exceed individually or in the aggregate $25,000,000 at any time outstanding, provided that full provision for the payment of all such obligations has been made on the books of such Person if and to the extent required by GAAP;

               (f) imperfections of title, covenants, restrictions, easements and other encumbrances on real property that (i) do not arise out of the incurrence of any Indebtedness for money borrowed and (ii) do not interfere with or impair in any material respect the utility, operation, value or marketability of the real property on which such Lien is imposed;

               (g) Liens upon real and/or tangible personal property acquired by purchase, construction or otherwise by a Person, each of which Liens was created solely for the purpose of securing Indebtedness permitted by
        Section 7.01 representing, or incurred to finance, the cost (including the cost of construction) of the respective property, provided that (i) no such Lien shall extend to or cover any property of such Person other than the respective property so acquired and improvements thereon and
        (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair value (as determined in good faith by the board of directors of such Person) of the respective property at the time it was so acquired;

               (h) any Lien renewing, extending or refunding any Lien permitted by clause (g) above, provided that the principal amount of Indebtedness secured by such Lien immediately prior thereto is not increased and such Lien is not extended to any other property;

               (i) any Lien specifically permitted to be suffered or incurred under any applicable Security Document;

               (j) any Lien consisting of a lease of personal property of such Person to customers of such Person, if such lease constitutes a Permitted Investment under clause (e)(ii) of the definition of Permitted Investments; and

               (k) any Lien consisting of a lease of real property (including buildings), and subleases thereof, to Persons for the purpose of placing cellular antenna towers (and/or similar antenna equipment) on such property, provided that such Liens do not interfere with or impair in any material respect, the utility, operation, value or marketability of the property on which such Lien is imposed.

        "Permitted Timber Financing" means any financing transaction by the Borrower or any of its Material Subsidiaries secured by timber or timberland, or a Sale/Leaseback Transaction in which the subject property consists of timber or timberland, in each case owned or leased by such Person for more than 90 days prior to such financing transaction or Sale/Leaseback Transaction, so long as such financing transaction or Sale/Leaseback Transaction (a) does not have a final maturity or final payment date in respect thereof on or prior to the latest of the Tranche A Maturity Date, the Tranche B Maturity Date and the Revolving Credit Maturity Date, (b) results in net cash proceeds to the Borrower or one of its Material Subsidiaries in excess of 60% of the fair market value (determined, on the basis of an assumed arms-length sale of such property, by a nationally recognized appraisal or valuation firm experienced in valuing timber or timberland) at the date of such financing transaction or sale/leaseback of the timber or timberland that is the subject property of such financing transaction or Sale/Leaseback Transaction, (c) has at the time of incurrence a weighted average life to stated maturity at least one year longer than the blended weighted average life to stated maturity of the then-outstanding Term Loans and (d) contains covenants no more restrictive than those contained in this Agreement (except that covenants that relate solely to the subject property may be more restrictive).

        "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

        "Plan" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of SSCC, JSCE, the Borrower or any ERISA Affiliate.

        "Pledge Agreement" shall mean the Pledge Agreement, substantially in the form of Exhibit E, among SSCC, JSCE, the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, restated, supplemented, modified or waived from time to time.

        "Prepayment Account" is defined in Section 2.13(i).

        "Prepayment Amount" is defined in Section 2.13(i).

        "Prepayment Lender" is defined in Section 2.13(i).

        "Prepayment Option Notice" is defined in Section 2.13(i).

        "Prior Credit Agreement" shall mean the Credit Agreement dated as of May 11, 1994, as amended and restated as of May 17, 1996, as further amended as of September 30, 1996 and June 15, 1997, among Jefferson Smurfit Corporation, JSCE, the Borrower and the lenders, the managing agents, the senior managing agents, the fronting banks, the administrative agent, the collateral agent and the swingline lender named therein.

        "Prior Letter of Credit" shall mean each standby letter of credit that
(a) was issued under the Prior Credit Agreement for the account of the Borrower,
(b) is outstanding on the Closing Date and (c) is listed on Schedule 1.01(a).

        "Program Receivables" shall mean all trade receivables and related contract and other rights and property (including all general intangibles, collections and other proceeds relating thereto, all security therefor and any goods that have been repossessed in connection with any thereof) sold or contributed by the Borrower to JSF prior to the commencement of a Liquidation Period (as defined in the Receivables Program Documents) pursuant to the Receivables Program Documents (including property of SNC sold to the Borrower for sale or contribution by the Borrower to JSF pursuant to the Receivables Program Documents).

        "P.U.I." shall mean Packaging Unlimited, Inc., a corporation organized under the laws of the State of Delaware and qualified to do business in the Commonwealth of Puerto Rico.

        "Rate Protection Agreements" shall mean interest rate cap agreements, interest rate swap agreements and other agreements or arrangements entered into in the ordinary course of business by the Borrower or its Subsidiaries and designed to protect the Borrower or its Subsidiaries against fluctuations in interest rates or to obtain the benefit of floating interest rates.

        "Reaffirmation of Guarantee" shall mean the Reaffirmation of Guarantee, substantially in the form of Exhibit J, executed by the Guarantors.

        "Real Properties" shall mean each parcel of real property (including any Timberland Property), including any Mill or converting facility thereon and any leasehold interest therein, identified on Schedule 4.21(a), together with all fixtures thereon.

        "Receivables Program" shall mean that certain trade receivables securitization program conducted pursuant to the Receivables Program Documents.

        "Receivables Program Documents" shall mean the documents listed on
Schedule 1.01(f), and all non-material documentation entered into pursuant to such documentation, as such documents may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

        "Register" is defined in Section 10.04(d).

        "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of May 10, 1998 among Morgan Stanley Leveraged Equity Fund II, Inc., SIBV, SSCC and the other parties identified on the signature page thereof, as amended, restated, modified or supplemented from time to time.

        "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Release" is defined in Section 7.17(a).

        "Release Condition" is defined in Section 7.17(a).

        "Release Notice" is defined in Section 7.17(a).

        "Release Transaction" is defined in Section 7.17(a).

        "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

        "Required Lenders" shall mean, at any time, Lenders holding Loans, a share of the used LC Commitments and unused Commitments representing greater than 50% of the sum of (a) the aggregate principal amount of the Loans at such time, (b) the LC Exposure at such time and (c) the aggregate unused Commitments at such time.

        "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

        "Restatement Date" is defined in the recitals to this Agreement.

        "Restatement Date Dividends" is defined in the recitals to this Agreement.

        "Restatement Date Dividend Documents" shall mean the documents entered into or delivered in connection with the Restatement Date Dividends.

        "Restatement Date Transactions" shall mean the funding of the Additional Tranche B Term Loans, the Merger, the Fernandina Acquisition, the MSLEF Purchase, the SSCC Loan, the Restatement Date Dividends, the Stone Capital Contribution, the execution and delivery of the Stone Credit Agreement and all transactions contemplated by any of the foregoing.

        "Restricted Junior Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of SSCC, JSCE or the Borrower or any of their respective Subsidiaries, now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase, exchange or other acquisition for value, direct or indirect, of any shares of any class of stock of SSCC, JSCE or the Borrower or any of their respective Subsidiaries, now or hereafter outstanding, and (c) whether in cash or additional securities, any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, exchange, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness, provided that the term "Restricted Junior Payment" shall not include any mandatory payments of principal, premium, if any, or interest with respect to Subordinated Indebtedness.

        "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

        "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on
Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04.

        "Revolving Credit Maturity Date" shall mean March 31, 2005.

        "Revolving Credit Utilization" shall mean, at any time of determination, the sum of (a) the aggregate principal amount of Revolving Loans outstanding at such time, (b) the aggregate principal amount of Swingline Loans outstanding at such time and (c) the LC Exposure at such time.

        "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to Section 2.01(c). Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

        "Sale/Leaseback Transaction" shall mean an arrangement, direct or indirect, whereby the Borrower or any of its Subsidiaries shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

        "Secured Obligations" shall have the meaning assigned to such term in the Mortgages.

        "Secured Parties" shall have the meaning assigned to such term in the Security Agreement.

        "Security Agreement" shall mean the Security Agreement, substantially in the form of Exhibit F, among SSCC, JSCE, the Borrower, the other guarantors and grantors party thereto and the Collateral Agent for the Secured Parties, as the same may be amended, restated, supplemented, modified or waived from time to time.

        "Security Documents" shall mean the Mortgages, the Security Agreement, the SNC Security Agreement, the Trademark Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 6.10 or 7.11.

        "Senior Managing Agent" is defined in the recitals to this Agreement.

        "Senior Note Indentures" shall mean the 8-Year Senior Note Indenture and the 10-Year Senior Note Indenture.

        "Senior Notes" shall mean the 8-Year Senior Notes and the 10-Year Senior Notes.

        "SIBV" shall mean Smurfit International B.V., a Netherlands corporation.

        "SIBV Agreement" shall mean that certain SIBV Agreement dated as of September 12, 1989, and amended as of October 22, 1989 and as of December 11, 1989, between SSCC and SIBV, and as the same may be further amended or modified in accordance with the terms thereof and hereof.

        "SNC" shall mean Smurfit Newsprint Corporation, a Delaware corporation and a direct wholly owned Subsidiary of the Borrower.

        "SNC Security Agreement" shall mean the SNC Security Agreement, substantially in the form of Exhibit H, between SNC and the Collateral Agent for the Secured Parties, as the same may be amended, restated, supplemented, modified or waived from time to time.

        "SPC" shall mean Smurfit Packaging Corporation, a Delaware corporation (and successor to Smurfit Paperboard, Inc.) and an indirect wholly owned Subsidiary of JSG.

        "SSCC" shall mean Smurfit-Stone Container Corporation (formerly named Jefferson Smurfit Corporation), a Delaware corporation.

        "SSCC Loan" is defined in the recitals to this Agreement.

        "SSCC Loan Documents" shall mean the documents entered into or delivered in connection with the SSCC Loan.

        "Standby LC Exposure" shall mean, at any time of determination, the sum of (a) the aggregate undrawn amount of all Outstanding Standby Letters of Credit and (b) the aggregate amount that has been drawn under any Standby Letters of Credit but for which the Fronting Bank or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

        "Standby Letter of Credit" shall mean (a) each irrevocable letter of credit issued pursuant to Section 3.01(a) under which the Fronting Bank agrees to make payments for the account of the Borrower, on behalf of the Borrower, in respect of obligations of the Borrower incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Borrower is or proposes to become a party in the ordinary course of the Borrower's business and (b) each Prior Letter of Credit.

        "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Administrative Agent is subject (a) with respect to the Base CD Rate (as such term is used in the definition of the term "Alternate Base Rate") for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

        "Stockholders Agreement" shall mean the Voting Agreement dated as of May 10, 1998 among SIBV, Morgan Stanley Leveraged Equity Fund II, Inc. and Roger W. Stone, as amended, restated modified or supplemented from time to time.

        "Stone" shall mean Stone Container Corporation, a Delaware corporation and a direct wholly owned subsidiary of SSCC.

        "Stone Capital Contribution" is defined in Section 5.03(t).

        "Stone Capital Contribution Documents" shall mean the documents entered into or delivered in connection with the Stone Capital Contribution.

        "Stone Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of the Restatement Date among Stone, BTCo, as Agent, the Co-Agents party thereto and the financial institutions party thereto as Lenders, as amended, restated, supplemented or otherwise modified from time to time.

        "Stone Snowflake Sale" shall mean the sale by Stone of substantially all of the assets of Stone Snowflake Newsprint Company, a Delaware corporation ("Stone Snowflake"), and all of the capital stock of Apache Railway Corporation, an Arizona corporation, to Abitibi Consolidated Sales Corporation, a Delaware corporation ("ACSC"), pursuant to that certain Asset and Stock Purchase Agreement dated as of October 15, 1998 among ACSC, Stone and Stone Snowflake.

        "Subordinated Indebtedness" shall mean Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Required Lenders.

        "Subsidiary" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by, or otherwise Controlled by, the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent; provided, however, that the term "Subsidiary" shall not include (i) any Inactive Subsidiary, (ii) JSC Acquisition and (iii) Stone and its Subsidiaries.

        "Substitute Parcel" shall mean those parcels of real property that the Borrower may, from time to time, acquire in exchange for a parcel of Timberland Property in accordance with the provisions of Section 7.16(b).

        "Supermajority Lenders" shall mean, at any time, Lenders holding Loans, a share of the used LC Commitments and unused Commitments representing at least 66-2/3% of the sum of (a) the aggregate principal amount of the Loans at such time, (b) the LC Exposure at such time and (c) the aggregate unused Commitments at such time.

        "Swingline Loans" shall mean the swingline loans made by the Swingline Lender pursuant to Section 2.22.

        "Syndication Agent" shall mean BT Alex.Brown Incorporated.

        "Tax Sharing Agreement" shall mean the Tax Sharing Agreement dated as of November 9, 1989, among SSCC, JSCE and the Borrower, as the same may be amended from time to time pursuant to the terms thereof and hereof.

        "10-Year Senior Note Indenture" shall mean the Indenture dated as of May 1, 1994, among the Borrower, as issuer, JSCE, as guarantor, and The Bank of New York, as trustee, relating to the 10-Year Senior Notes.

        "10-Year Senior Notes" shall mean the Borrower's 11-1/4% Senior Notes Due 2004, in an aggregate principal amount outstanding on the Closing Date of $300,000,000.

        "Term Borrowing" shall mean a Borrowing comprised of Tranche A Term Loans or Tranche B Term Loans.

        "Term Loan Commitments" shall mean the Tranche A Commitments and the Tranche B Commitments.

        "Term Loan Repayment Amounts" shall mean, for any period, the aggregate of all Tranche A Term Loan Repayment Amounts and Tranche B Term Loan Repayment Amounts payable during such period.

        "Term Loan Repayment Dates" shall mean the Tranche A Term Loan Repayment Dates and the Tranche B Term Loan Repayment Dates.

        "Term Loans" shall mean Tranche A Term Loans and Tranche B Term Loans.

        "Timber" shall have the meaning assigned to such term in the Mortgages.

        "Timberland Property" shall mean each parcel of realty identified as such on Schedule 4.21(c).

        "Trade LC Exposure" shall mean, at any time of determination, the sum of
(a) the aggregate undrawn amount of all Outstanding Trade Letters of Credit and
(b) the aggregate amount that has been drawn under any Trade Letters of Credit but for which the Fronting Bank or the Lenders, as the case may be, have not been reimbursed by the Borrower at such time.

        "Trade Letter of Credit" shall mean each commercial documentary letter of credit issued by the Fronting Bank for the account of the Borrower pursuant to Section 3.01(a) for the purchase of goods in the ordinary course of business.

        "Trademark Security Agreement" shall mean the Patent, Trademark and Copyright Security Agreement, substantially in the form of Exhibit G, among the grantors named therein and the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, restated, supplemented, modified or waived from time to time.

        "Tranche A Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche A Term Loans hereunder as set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.

        "Tranche A Maturity Date" shall mean March 31, 2005.

        "Tranche A Term Borrowing" shall mean a Borrowing comprised of Tranche A Term Loans.

        "Tranche A Term Loan Repayment Amount" is defined in Section 2.11(a)(i).

        "Tranche A Term Loan Repayment Date" is defined in Section 2.11(a)(i).

        "Tranche A Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a). Each Tranche A Term Loan shall be either a Eurodollar Term Loan or an ABR Term Loan.

        "Tranche B Commitment" shall mean with respect to each Lender, collectively, (a) the commitment of such Lender to make Tranche B Term Loans hereunder on the Closing Date as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (i) reduced from time to time pursuant to Section 2.09 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04, and (b) such Lender's Additional Tranche B Commitment.

        "Tranche B Lenders" shall mean Lenders having Tranche B Commitments or outstanding Tranche B Term Loans.

        "Tranche B Maturity Date" shall mean March 31, 2006.

        "Tranche B Term Borrowing" shall mean a Borrowing comprised of Tranche B Term Loans.

        "Tranche B Term Loan Repayment Amount" is defined in Section
2.11(a)(ii).

        "Tranche B Term Loan Repayment Date" is defined in Section 2.11(a)(ii).

        "Tranche B Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to or as described in Section 2.01(b). Each Tranche B Term Loan shall be either a Eurodollar Term Loan or an ABR Term Loan.

        "Transaction Documents" shall mean the Loan Documents, the Merger Documents, the Fernandina Acquisition Documents, the MSLEF Purchase Documents, the SSCC Loan Documents, the Restatement Date Dividend Documents, the Stone Capital Contribution Documents, the Stone Credit Agreement and all documentation relating to the Transactions.

        "Transactions" shall have the meaning assigned to such term in Section 4.02.

        "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

        "wholly owned Domestic Subsidiary" shall mean any wholly owned Subsidiary that is a Domestic Subsidiary.

        "wholly owned Subsidiary" of a Person shall mean any Subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

        "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

        "Y2K Problem" means any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of the Borrower or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as efficiently and reliably in all material respects as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

        SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the application used in the financial statements referred to in Section 4.05; provided, however, that for purposes of making any determination required by Section 2.06(c), 2.13(c) or Article VII, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the Closing Date applied on a basis consistent with the application used in the financial statements referred to in Section 4.05.

                                   ARTICLE II

                                   The Credits

        SECTION 2.01. Commitments. (a) Tranche A Term Loans. The Borrower and the Lenders acknowledge the making of Tranche A Term Loans in the aggregate principal amount of $400,000,000 on the Closing Date in accordance with the terms of the Existing Credit Agreement and agree that such Tranche A Term Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. Amounts paid or prepaid in respect of Tranche A Term Loans may not be reborrowed.

               (b) Tranche B Term Loans. The Borrower and the Lenders acknowledge the making of Tranche B Term Loans in the aggregate principal amount of $350,000,000 on the Closing Date in accordance with the terms of the Existing Credit Agreement and agree that such Tranche B Term Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. Each Tranche B Lender having an Additional Tranche B Commitment, severally and not jointly, hereby agrees, on the terms and subject to the conditions hereafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make an Additional Tranche B Term Loan to the Borrower on the Restatement Date in an aggregate principal amount equal to the Additional Tranche B Commitment of such Lender. After giving effect to the funding of the Additional Tranche B Term Loans in the aggregate principal amount of $550,000,000 on the Restatement Date, the aggregate outstanding principal amount of all Tranche B Term Loans shall be $900,000,000. The Additional Tranche B Term Loans shall be funded in one drawing on the Restatement Date as an ABR Borrowing. Amounts paid or prepaid in respect of Tranche B Term Loans may not be reborrowed.

               (c) Revolving Loans. On the terms and subject to the conditions hereafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Lender agrees severally and not jointly to make Revolving Loans to the Borrower, at any time and from time to time on or after the Closing Date and prior the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not to exceed (after giving effect to all Revolving Loans repaid, and all reimbursements of LC Disbursements made, concurrently with the making of any Revolving Loans) an amount equal to the difference between (i) the Revolving Credit Commitment set forth opposite such Lender's name on Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09, and (ii) such Lender's Applicable Percentage of the sum of (A) the aggregate principal amount of Swingline Loans outstanding at such time and (B) the LC Exposure at such time. Within the limits set forth in the preceding sentence, the Borrower may borrow, pay or prepay and reborrow Revolving Loans on or after the Closing Date and prior to the Revolving Credit Maturity Date, on the terms and subject to the conditions and limitations set forth herein. The Borrower and the Lenders acknowledge the making of Revolving Loans prior to the Restatement Date in accordance with the terms of the

Existing Credit Agreement and agree that such outstanding Revolving Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

        SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable Tranche A Commitments, Tranche B Commitments or Revolving Credit Commitments, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and, in the case of a Eurodollar Borrowing, not less than $1,000,000 or (ii) an aggregate principal amount equal to the remaining available balance of the applicable Commitments.

               (b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans, as the Borrower may request pursuant to Section 2.03. Each Lender may at its option fulfill its Commitment with respect to any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than ten separate Eurodollar Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

               (c) Subject to paragraph (e) below, each Lender shall make a Loan in the amount of its pro rata portion, as determined under Section 2.17, of each Borrowing hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 2:00 p.m., New York City time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent specified herein shall not have been met, return the amounts so received to the respective Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing (or, in the case of an ABR Revolving Borrowing, prior to 2:00 p.m., New York City time on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this paragraph (c) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall be deemed to constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

               (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Interest Period with respect to a Revolving Credit Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing that would end after the Revolving Credit Maturity Date, the Tranche A Maturity Date or the Tranche B Maturity Date, respectively.

               (e) If the Fronting Bank has not received from the Borrower the payment required by Section 3.04(a) within two hours after the Borrower shall have received notice from the Fronting Bank that payment of a draft presented under any Letter of Credit will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day, as provided in Section 3.04(a), the Fronting Bank will promptly notify the Administrative Agent of the LC Disbursement and the Administrative Agent will promptly notify each Participating Lender of such LC Disbursement and its Applicable Percentage thereof. Each Participating Lender will pay to the Administrative Agent not later than 4:00 p.m., New York City time, on such date (or, if the Participating Lenders shall have received such notice later than 2:00 p.m., New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day) an amount equal to such Participating Lender's Applicable Percentage of such LC Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Participating Lender), and the Administrative Agent will promptly pay such amount to the Fronting Bank. The Administrative Agent will promptly remit to each Participating Lender its Applicable

Percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such LC Disbursement. If any Lender shall not have made its Applicable Percentage of such LC Disbursement available to the Fronting Bank as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrative Agent for prompt payment to the Fronting Bank at, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

        SECTION 2.03. Notice of Borrowings. The Borrower shall give the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed borrowing, (b) in the case of an ABR Term Borrowing, not later than 11:00 a.m., New York City time, one Business Day before a proposed borrowing and
(c) in the case of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed borrowing. Such notice shall be irrevocable and shall in each case refer to this Agreement and specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day) and the amount thereof; (iii) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; and
(iv) the number and location of the account to which funds are to be disbursed; provided, however, that, notwithstanding any contrary specification in any such notice, each requested Borrowing shall comply with the requirements set forth in
Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03, and of each Lender's portion of the requested Borrowing.

        SECTION 2.04. Repayment of Loans; Evidence of Debt. (a) The outstanding principal balance of each Loan or Swingline Loan shall be payable (i) in the case of a Revolving Loan or Swingline Loan, on the Revolving Credit Maturity Date, (ii) in the case of a Tranche A Term Loan, as provided in Section 2.11(a)(i) and (iii) in the case of a Tranche B Term Loan, as provided in
Section 2.11(a)(ii). Each Loan shall bear interest from and including the date made on the outstanding principal balance thereof as set forth in Section 2.06.

               (b) Each Lender and the Swingline Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender or the Swingline Lender resulting from each Loan or Swingline Loan, respectively, from time to time, including the amounts of principal and interest payable and paid such Lender or the Swingline Lender from time to time under this Agreement.

               (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan and Swingline Loan made hereunder, the Type of each Loan and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender and the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender's or the Swingline Lender's share thereof.

               (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) of this Section 2.04 shall, to the extent permitted by applicable laws be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender, the Swingline Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and the Swingline Loans in accordance with their terms.

        SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Commitments of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to the Commitment Fee Percentage on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period commencing on the date hereof or ending with the Revolving Credit Maturity Date or the date on which any of such Commitments of such Lender shall expire or be terminated). The Commitment Fee due to each Lender shall commence to accrue on and including the Closing Date and shall cease to accrue on, but excluding, the date on which such Commitments of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees, any portion of the Revolving Credit Commitments unavailable due to outstanding Swingline Loans or due to outstanding or unreimbursed unsecured letters of credit permitted by
Section 7.01(h) shall be deemed to be unused amounts of the Commitments. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

               (b) The Borrower agrees to pay to the Administrative Agent, for its own account, administration fees (the "Administrative Fees") at the times and in the amounts to be agreed upon between the Borrower and the Administrative Agent.

               (c) The Borrower agrees to pay to the Fronting Bank, for its own account, the fees specified in Section 3.07.

               (d) All Fees (other than the fees payable to the Fronting Bank under Section 3.07) shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than corrections of errors in payment).

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





        SECTION 2.06. Interest on Loans. (a) Subject to the provisions of
Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus the ABR Spread in effect at such time with respect to such Loans. Swingline Loans shall bear interest at the rate applicable to ABR Revolving Loans. The ABR Spread for all outstanding ABR Borrowings on the Restatement Date shall be adjusted on and after the Restatement Date to give effect to the amendments to the ABR Spread set forth in this Agreement

               (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the LIBOR Spread in effect at such time with respect to such Loans. The LIBOR Spread for all outstanding Eurodollar Borrowings on the Restatement Date shall be adjusted on and after the Restatement Date to give effect to the amendments to the LIBOR Spread set forth in this Agreement.

               (c) So long as no Event of Default shall have occurred and be continuing from and after the date of the delivery of JSCE's audited financial statements for the fiscal year ended December 31, 1998, on each occasion that, as of the last day of any fiscal quarter ending on or after December 31, 1998, the ratio (the "Consolidated Leverage Ratio") of (A) the Indebtedness of JSCE and its consolidated Subsidiaries on such date to (B) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date shall fall within one of the Categories set forth on the table below, the Commitment Fee Percentage, the ABR Spread and the LIBOR Spread in respect of Tranche A Term Loans and Revolving Loans shall be automatically changed, if necessary, to reflect the percentages indicated for such Category on the table below under the caption "Tranche A/Revolver ABR Spread," "Tranche A/Revolver LIBOR Spread"or "Commitment Fee Percentage", as the case may be, with any such change to be effective (x) in the case of the Commitment Fee Percentage, with respect to the unused amounts of the Commitments, on and after the date of delivery to the Administrative Agent of the certificate described in Section 6.04(d) relating to such fiscal quarter, (y) in the case of the applicable ABR Spread, with respect to all ABR Loans outstanding, on and after the date of delivery to the Administrative Agent of such certificate and (z) in the case of the applicable LIBOR Spread, with respect to all Loans made on and after the date of delivery to the Administrative Agent of such certificate.

                                             Tranche A/Revolver         Tranche A/Revolver             Commitment
Consolidated Leverage Ratio                      ABR Spread                LIBOR Spread              Fee Percentage
---------------------------                      ----------                ------------              --------------

Category 1

Greater than or equal to 4.50 to 1.00               1.50%                      2.50%                     0.500%
--------------------------------------------------------------------------------------------------------------------
Category 2

Greater than or equal to 4.25 to 1.00
but less than 4.50 to 1.00                          1.25%                      2.25%                     0.500%
--------------------------------------------------------------------------------------------------------------------


Category 3

Greater than or equal to 4.00 to 1.00
but less than 4.25 to 1.00                          1.00%                      2.00%                     0.500%
---------------------------------------------------------------------------------------------------------------
Category 4

Greater than or equal to 3.25 to 1.00
but less than 4.00 to 1.00                          0.75%                      1.75%                     0.500%
---------------------------------------------------------------------------------------------------------------
Category 5

Less than 3.25 to 1.00                              0.50%                      1.50%                     0.375%



The applicable Category in the table above at any time will be the Category with the lowest percentages for which the Consolidated Leverage Ratio is satisfied at such time. In the event that any condition that gives rise to any change in a Category pursuant to the first sentence of this Section 2.06(c) is no longer satisfied as of the end of any subsequent fiscal quarter, on and after the date of delivery to the Administrative Agent of the certificate described in Section 6.04(d) relating to such subsequent fiscal quarter, the Commitment Fee Percentage, the applicable ABR Spread and the applicable LIBOR Spread shall be automatically changed to reflect the Category indicated by such certificate, with any such change to be effective (x) in the case of the Commitment Fee Percentage, with respect to the unused amounts of the Commitments, on and after the date of delivery to the Administrative Agent of the certificate described in
Section 6.04(d) relating to such fiscal quarter, (y) in the case of the applicable ABR Spread, with respect to all ABR Loans outstanding, on and after the date of delivery to the Administrative Agent of such certificate and (z) in the case of the applicable LIBOR Spread, with respect to all Loans made on and after the date of delivery to the Administrative Agent of such certificate. Notwithstanding the foregoing, at any time during which JSCE has failed to deliver the certificate described in Section 6.04(d) with respect to a fiscal quarter in accordance with the provisions thereof, or at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Commitment Fee Percentage, the applicable ABR Spread and the applicable LIBOR Spread.

               (d) Interest on each Loan and each Swingline Loan shall be payable on the Interest Payment Dates applicable to such Loan or Swingline Loan, as the case may be, except as otherwise provided in this Agreement. The applicable ABR Spread or LIBOR Spread for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be presumptively correct absent manifest error.

        SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or Swingline Loan or any other amount becoming due hereunder or under any Security Document, by acceleration or otherwise, the Borrower shall on demand from

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



time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment or bankruptcy) at a rate per annum (the "Default Rate") (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to
(a) in the case of any Loan or any Swingline Loan, the rate that would be applicable under Section 2.06 to such Loan or Swingline Loan, plus 2% per annum, and (b) in the case of any other amount, the rate that would be applicable under
Section 2.06 to a Tranche B Term Loan that is an ABR Loan, plus 2% per annum.

        SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to Lenders having Commitments representing at least 20% of the total Commitments of making or maintaining their Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

        SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments (other than the Additional Tranche B Commitments) were automatically terminated at 5:00 p.m., New York City time, on the Closing Date. The Additional Tranche B Commitments shall be automatically terminated at 5:00 p.m., New York City time, on the Restatement Date. The Revolving Credit Commitments and the LC Commitment shall be automatically terminated at 5:00 p.m., New York City time, on the Revolving Credit Maturity Date and the LC Maturity Date, respectively.

               (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000 and (ii) the Borrower shall not be permitted to terminate or reduce the Revolving Credit Commitments if, as the result of such termination or reduction, (A) the LC Commitment would exceed the aggregate remaining Revolving Credit Commitments or (B) the Revolving Credit Utilization would exceed the aggregate remaining Revolving Credit Commitments. The LC Commitment may be voluntarily terminated or reduced by the Borrower, as provided in Section 3.06.

               (c) The Revolving Credit Commitments shall be permanently reduced by the amount of any mandatory prepayments applied to Swingline Loans or Revolving Credit Borrowings pursuant to Section 2.13(f).

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



               (d) Each reduction in the Commitments hereunder shall be made ratably among the applicable Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to, but excluding, the date of such termination or reduction.

               (e) Nothing in this Section 2.09 shall prejudice any rights that the Borrower may have against any Lender that fails to lend as required hereunder prior to the date of termination of any Commitment.

        SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (i) not later than 11:00 a.m., New York City time, one Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period and (iii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

               (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

               (b) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $1,000,000 and not less than $10,000,000;

               (c) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of the conversion;

               (d) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

               (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

               (f) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of subparagraph (e) above shall be

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



        automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

               (g) no Interest Period may be selected for any Eurodollar Term Borrowing comprised of Tranche A Term Loans or Tranche B Term Loans that would end later than the Tranche A Term Loan Repayment Date or the Tranche B Term Loan Repayment Date, as the case may be, occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurodollar Term Borrowings comprised of Tranche A Term Loans or Tranche B Term Loans, as the case may be, with Interest Periods ending on or prior to such Tranche A Term Loan Repayment Date or Tranche B Term Loan Repayment Date, respectively, and (ii) the ABR Term Borrowings comprised of Tranche A Term Loans or Tranche B Term Loans, as the case may be, would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date; and

               (h) prior to the earlier to occur of (i) the 90th day after the Restatement Date and (ii) the date on which the Senior Managing Agents notify the Borrower that the primary syndication of the Additional Tranche B Term Loans has been completed, no Tranche B Term Loan may be made or converted into a Eurodollar Loan with an Interest Period in excess of one month and all Tranche B Term Loans shall have the same Interest Period and be of the same Type.

        Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued and whether such Borrowing is comprised of Tranche A Term Loans, Tranche B Term Loans or Revolving Loans,
(ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

        SECTION 2.11. Repayment of Term Borrowings. (a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche A Term Loan Repayment Date"), a principal amount of the Tranche A Term Loans (such amount, as adjusted from time to time pursuant to Sections 2.12 and 2.13(f), being called the "Tranche A Term Loan Repayment Amount") equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Date                                Amount
----                                ------

March 31, 1999                      $   12,500,000
September 30, 1999                      12,500,000
March 31, 2000                          25,000,000
September 30, 2000                      25,000,000
March 31, 2001                          25,000,000
September 30, 2001                      25,000,000
March 31, 2002                          25,000,000
September 30, 2002                      25,000,000
March 31, 2003                          25,000,000
September 30, 2003                      25,000,000
March 31, 2004                          37,500,000
September 30, 2004                      37,500,000
Tranche A Maturity Date                100,000,000

On each Tranche A Term Loan Repayment Date, the Administrative Agent shall apply the Tranche A Term Loan Repayment Amount paid to the Administrative Agent to pay the Tranche A Term Loans in accordance with Section 2.19(a).

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



               (ii) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below or, if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche B Term Loan Repayment Date"), a principal amount of the Tranche B Term Loans (such amount, as adjusted from time to time pursuant to Sections 2.12 and 2.13(f), being called the "Tranche B Term Loan Repayment Amount") equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Date                                Amount
----                                ------

March 31, 1999                      $    4,500,000
September 30, 1999                       4,500,000
March 31, 2000                           4,500,000
September 30, 2000                       4,500,000
March 31, 2001                           4,500,000
September 30, 2001                       4,500,000
March 31, 2002                           4,500,000
September 30, 2002                       4,500,000
March 31, 2003                           4,500,000
September 30, 2003                       4,500,000
March 31, 2004                           4,500,000
September 30, 2004                       4,500,000
March 31, 2005                           4,500,000
September 30, 2005                     418,500,000
Tranche B Maturity Date                423,000,000

On each Tranche B Term Loan Repayment Date, the Administrative Agent shall apply the Tranche B Term Loan Repayment Amount paid to the Administrative Agent to pay the Tranche B Term Loans in accordance with Section 2.19(a).

               (b) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date, in each case together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

               (c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

        SECTION 2.12. Optional Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) delivered to the Administrative Agent (i) by 11:00 a.m., New York City time, at least three Business Days prior to

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



the date designated for such prepayment, in the case of any prepayment of a Eurodollar Borrowing, or (ii) by 11:00 a.m., New York City time, on the date designated for such prepayment in the case of any prepayment of an ABR Borrowing; provided, however, that each partial payment shall be in an amount that is an integral multiple of $1,000,000 and, in the case of a Eurodollar Borrowing, not less than $10,000,000 (or, in each case, the entire amount of the Borrowing being prepaid).

               (b) Optional prepayments of Term Loans made by the Borrower pursuant to paragraph (a) above shall be allocated among the Tranche A Term Loans and the Tranche B Term Loans (and to the remaining scheduled installments of principal with respect to any such Term Loans) in a manner determined at the discretion of the Borrower.

               (c) Each notice of prepayment shall specify the amount to be prepaid, the prepayment date, whether the related prepayment relates to a Revolving Credit Borrowing or a Term Borrowing and the principal amount of each Revolving Credit Borrowing or Term Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such obligations by the amount specified therein on the date specified therein. All prepayments pursuant to this Section 2.12 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

               (d) No optional prepayment of Term Loans made by the Borrower pursuant to this Section 2.12 shall reduce the Borrower's obligation to make mandatory prepayments pursuant to Section 2.13(b), (c), (d) or (e).

        SECTION 2.13. Mandatory Prepayments. (a) On the date of any termination or reduction of the Revolving Credit Commitments pursuant to Section 2.09, the Borrower shall pay or prepay so much of the then-outstanding Swingline Loans and the then-outstanding Revolving Credit Borrowings as shall be necessary in order that the aggregate principal amount of the Swingline Loans and Revolving Loans outstanding at such time will not exceed the aggregate Revolving Credit Commitments (after giving effect to such termination or reduction and after giving effect to each deemed reduction to the Revolving Credit Commitments in connection with the making of a Swingline Loan) less the aggregate LC Exposure at such time.

               (b) With respect to (i) any Asset Sale that is an Asset Sale at the time of such sale or other disposition and (ii) any Asset Sale not described in clause (i) that becomes an Asset Sale due to the operation of the first proviso contained in the definition of the term "Asset Sale", the Borrower shall apply not later than the third Business Day following the determination of the amount of Net Cash Proceeds received in respect thereof (but in no event later than 60 days after the initial receipt by any Loan Party or any of their respective Subsidiaries of such Net Cash Proceeds) an amount equal to 100% of the Net Cash Proceeds received therefrom to prepay outstanding Loans and Swingline Loans in accordance with Section 2.13(f).

               (c) No later than the earlier of (i) 90 days after the end of each fiscal year of JSCE, commencing with the fiscal year ending on December 31, 1998, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 6.04(a), the

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



Borrower shall prepay outstanding Loans and Swingline Loans in accordance with
Section 2.13(f) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended.

               (d) In the event that any Loan Party or any Subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of any Loan Party or any Subsidiary of a Loan Party (other than Indebtedness for money borrowed permitted pursuant to Section
7.01 (other than clause (k) thereof)), including pursuant to any Permitted Equipment Financing or any Permitted Timber Financing, then the Borrower shall substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Loans and Swingline Loans in accordance with Section 2.13(f).

               (e) In the event that there shall occur any Taking or Destruction (as such terms are defined in the Mortgages) of any Mortgaged Property and pursuant to the provisions of the applicable Mortgage amounts payable with respect thereto are to be applied to the Secured Obligations, the Borrower shall apply an amount equal to 100% of the Net Cash Proceeds therefrom to prepay the outstanding Loans and Swingline Loans in accordance with Section 2.13(f).

               (f) Mandatory prepayments of outstanding obligations under this Agreement made by the Borrower pursuant to paragraphs (b), (c), (d) and (e) above first, shall be allocated pro rata between the then-outstanding Tranche A Term Loans and Tranche B Term Loans and, subject to paragraph (i) below, applied pro rata against the remaining scheduled installments of principal due in respect of Tranche A Term Loans and Tranche B Term Loans under Sections 2.11(a)(i) and (ii), respectively, and second, if the Term Loans shall have been repaid in full, shall be applied to permanently reduce existing Revolving Credit Commitments; provided, however, that (i) subject to paragraph (i) below, up to $50,000,000, in the case of prepayments of the Tranche A Term Loans, of any prepayment required to be made pursuant to Section 2.13(c) may be allocated between the Tranche A Term Loans and the Tranche B Term Loans (and to the remaining scheduled installments of principal with respect to any such Term Loans) in a manner determined at the discretion of the Borrower and (ii) subject to paragraph (i) below, the amount of any such prepayment required to be made pursuant to Section 2.13(c) in excess of $50,000,000, together, in the case of prepayments of the Tranche A Term Loans, with the amount of any prepayments rejected by Tranche B Lenders pursuant to paragraph (i) below, may be applied by the Borrower against the remaining scheduled installments of principal with respect to the Term Loans required to be paid within 24 months of the date of such prepayment.

               (g) The Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment by the Borrower required under paragraph (b),
(c), (d) or (e) above, a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) at least three Business Days prior to the time of each prepayment required under this Section 2.13, a notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan or Swingline Loan (or portion thereof) to be prepaid. All prepayments of Borrowings and Swingline

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



Loans under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

               (h) Amounts to be applied pursuant to this Section 2.13 to the prepayment of Term Loans and Revolving Loans shall be applied, as applicable, first to reduce outstanding ABR Term Loans and ABR Revolving Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurodollar Term Loans or Eurodollar Revolving Loans, as the case may be, immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Eurodollar Term Loans and (ii) allocable to Revolving Loans to prepay Eurodollar Revolving Loans, in each case on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans or Revolving Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph
(h). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Permitted Investments that are described in clause (a), (b), (c) or (d) of the definition of such term and that mature prior to the last day of the applicable Interest Periods of the Eurodollar Term Borrowings or Eurodollar Revolving Borrowings to be prepaid, as the case may be; provided, however, that (i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VIII, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Fronting Bank, the Swingline Lender and the Lenders, a security interest in the Prepayment Account to secure the Obligations.

               (i) Notwithstanding paragraph (f) above, with respect to the amount of any mandatory prepayment described therein that is allocated to the then-outstanding Tranche B Term Loans (such amounts, the "Prepayment Amount"), the Borrower may, not less than 10 nor more than 20 Business Days prior to the date specified therein for such prepayment (the "Mandatory Prepayment Date"), provide to each Tranche B Lender a written notice (each, a "Prepayment Option Notice"), which shall refer to this Section 2.13(i) and shall (i) set forth the Prepayment Amount and the portion thereof that the applicable Tranche B Lender (each, a "Prepayment Lender") will be

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



entitled to receive if it accepts such mandatory prepayment in accordance with this paragraph (i), (ii) request such Prepayment Lender to notify the Borrower and the Administrative Agent in writing no later than the Business Day prior to the Mandatory Prepayment Date of such Prepayment Lender's acceptance or rejection (in each case, in whole and not in part) of its share of the Prepayment Amount and (iii) inform such Prepayment Lender that failure by such Prepayment Lender to accept in writing its share of the Prepayment Amount on or before the Business Day prior to the Mandatory Prepayment Date shall be deemed a rejection of such amount. Each Prepayment Option Notice shall be given by telecopy, confirmed by hand delivery, overnight courier service or registered or certified mail, in each case addressed as provided in Section 10.01. On the Mandatory Prepayment Date, the Borrower shall apply the aggregate amount necessary to prepay that portion of the Prepayment Amount in respect of which such Prepayment Lenders have accepted prepayment as described above (such Prepayment Lenders, the "Accepting Lenders") pro rata against the

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



remaining installments of principal due in respect of the Tranche B Term Loans of the Accepting Lenders under Section 2.11(a)(ii). The remaining portion of the Prepayment Amount shall be applied (i) in the case of any Prepayment Amount payable pursuant to Section 2.13(c), in accordance with Section 2.13(f) and (ii) in all other cases, against the remaining scheduled installments of principal due in respect of such Tranche A Term Loans under Section 2.11(a)(i) in the order of maturity.

        SECTION 2.14. Reserve Requirements; Change in Circumstances; Increased Costs. (a) Notwithstanding any other provision herein, if after the Closing Date any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender, the Swingline Lender or the Fronting Bank of the principal of or interest on any Eurodollar Loan made by such Lender or any Letter of Credit obligations, Fees or other amounts payable hereunder (other than changes in respect of income and franchise taxes imposed on such Lender, the Swingline Lender or the Fronting Bank by the jurisdiction in which such Lender, the Swingline Lender or the Fronting Bank is organized or has its principal or lending office or by any political subdivision or taxing authority thereof or therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, the Swingline Lender or the Fronting Bank (except any such reserve requirement that is reflected in the Adjusted LIBO Rate or in the Alternate Base Rate) or shall impose on such Lender, the Swingline Lender or the Fronting Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender, the Swingline Lender or the Fronting Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender, the Swingline Lender or the Fronting Bank to be material, then the Borrower will pay to such Lender, the Swingline Lender or the Fronting Bank following receipt of a certificate of such Lender, the Swingline Lender or the Fronting Bank to such effect in accordance with Section 2.14(c) such additional amount or amounts as will compensate such Lender, the Swingline Lender or the Fronting Bank on an after-tax basis for such additional costs incurred or reduction suffered. Notwithstanding any other provision in this paragraph (a), none of any Lender, the Swingline Lender or the Fronting Bank shall be entitled to demand compensation pursuant to this paragraph (a) if it shall not be the general practice of such Lender, the Swingline Lender or the Fronting Bank, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

               (b) If any Lender, the Swingline Lender or the Fronting Bank shall have determined that the adoption after the Closing Date of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender), the Swingline Lender or the Fronting Bank or any Lender's, the Swingline Lender's or the Fronting Bank's holding company, if any, with any request or directive regarding capital adequacy issued under any law, rule, regulation or guideline (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or

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



would have the effect of reducing the rate of return on such Lender's, the Swingline Lender's or the Fronting Bank's capital or on the capital of such Lender's, the Swingline Lender's or the Fronting Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, the Swingline Loans made by the Swingline Lender or the Letters of Credit issued by the Fronting Bank pursuant hereto to a level below that which such Lender, the Swingline Lender or the Fronting Bank or such Lender's, the Swingline Lender's or the Fronting Bank's holding company, if any, could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's, the Swingline Lender's or the Fronting Bank's policies and the policies of such Lender's, the Swingline Lender's or the Fronting Bank's holding company, if any, with respect to capital adequacy) by an amount deemed by such Lender, the Swingline Lender or the Fronting Bank to be material, then from time to time the Borrower shall pay to such Lender, the Swingline Lender or the Fronting Bank following receipt of a certificate of such Lender, the Swingline Lender or the Fronting Bank to such effect in accordance with Section 2.14(c) such additional amount or amounts as will compensate such Lender, the Swingline Lender or the Fronting Bank or such Lender's, the Swingline Lender's or the Fronting Bank's holding company, if any, on an after-tax basis for any such reduction suffered. Notwithstanding any other provision in this paragraph (b), none of any Lender, the Swingline Lender or the Fronting Bank shall be entitled to demand compensation pursuant to this paragraph (b) if it shall not be the general practice of such Lender, the Swingline Lender or the Fronting Bank, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

               (c) A certificate of each Lender, the Swingline Lender or the Fronting Bank setting forth such amount or amounts as shall be necessary to compensate such Lender, the Swingline Lender or the Fronting Bank or its holding company, if any, as specified in paragraph (a) or (b) above, as the case may be, and setting forth in reasonable detail an explanation of the basis of requesting such compensation in accordance with paragraph (a) or (b) above, including calculations in reasonable detail, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender, the Swingline Lender or the Fronting Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

               (d) Failure on the part of any Lender, the Swingline Lender or the Fronting Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's, the Swingline Lender's or the Fronting Bank's right to demand compensation with respect to such period or any other period, except that none of any Lender, the Swingline Lender or the Fronting Bank shall be entitled to compensation under this Section
2.14 for any costs incurred or reduction suffered with respect to any date unless such Lender, the Swingline Lender or the Fronting Bank, as applicable, shall have notified the Borrower that it will demand compensation for such costs or reductions under paragraph (c) above, not more than six months after the later of (i) such date and (ii) the date on which such Lender, the Swingline Lender or the Fronting Bank, as applicable, shall have become aware of such costs or reductions. The protection of this Section 2.14 shall be available to each Lender, the Swingline Lender or the Fronting Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

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        SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision herein, if after the Closing Date any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

               (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

               (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under subparagraph (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

               (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

               SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur with respect to Eurodollar Loans as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article V, (b) any failure by the Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to
Section 2.03 or 2.10, (c) any payment, prepayment or conversion of a Eurodollar Loan required or permitted by any other provision of this Agreement or otherwise, or any assignment of a Eurodollar Loan required by Section 2.21(b), in each case made or deemed made on a date other than the last day of the Interest Period applicable thereto or (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise), including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall be equal to the sum of (a) such Lender's actual costs and expenses incurred (other than any lost profits) in connection with, or by reason of,




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any of the foregoing events and (b) an amount equal to the excess, if any, as reasonably determined by such Lender of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate applicable thereto) for the period from and including the date of such payment, prepayment, conversion or failure to borrow, convert or continue to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan that would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts, including calculations in reasonable detail, that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

        SECTION 2.17. Pro Rata Treatment. Except as required under Section 2.15 or permitted under Section 2.12(b) or Sections 2.13(f) and (i), each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each payment of the LC Fees, each reduction of the Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with Section 2.01, to the next higher or lower whole dollar amount.

               SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or LC Exposure as a result of which the unpaid principal portion of its Loans or its LC Exposure shall be proportionately less than the unpaid principal portion of the Loans of any other Lender or any other Lender's LC Exposure, such Lender shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender or the LC Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans, LC Exposure and participations in Loans and LC Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and LC Exposure then outstanding as the principal amount of such Lender's Loans and LC Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans and LC Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or



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adjustment restored without interest. SSCC, JSCE and the Borrower expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or LC Exposure deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Loan Parties to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

        SECTION 2.19. Payments. (a) Except as provided in Sections 2.05(d) and 3.04(a) and (b), the Loan Parties shall make each payment (including principal of or interest on any Loan or Swingline Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in immediately available dollars, without defense, setoff or counterclaim. Each such payment (other than (i) the payments specified in Sections 3.04(a), 3.04(b) and 3.07, which shall be paid directly to the Fronting Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender) shall be made to the Administrative Agent at its office at 270 Park Avenue, New York, New York. Payments made directly to the Fronting Bank shall be made to such account of the Fronting Bank as the Fronting Bank shall specify by notice to the Borrower. Payments made directly to the Swingline Lender shall be made to such account of the Swingline Lender as the Swingline Lender shall specify by notice to the Borrower. Any payments received by the Administrative Agent, the Fronting Bank or the Swingline Lender after the specified time for receipt of such payment on any day shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute to the applicable Lenders all payments received by the Administrative Agent for their respective accounts, promptly following receipt thereof.

               (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

        SECTION 2.20. Taxes. (a) Any and all payments by the Loan Parties hereunder shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Administrative Agent, the Collateral Agent, the Fronting Bank or the Swingline Lender or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "Transferee")) and franchise taxes imposed on the Administrative Agent, the Collateral Agent, the Fronting Bank or the Swingline Lender or any Lender (or Transferee) by the United States or any jurisdiction under the laws of which the Administrative Agent, the Collateral Agent, the Fronting Bank, the Swingline Lender or any such Lender (or Transferee) is organized or has its principal office or lending office or any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes are required to be deducted from or in respect of any sum payable hereunder to any Lender (or any Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting




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Bank, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) SSCC, JSCE or the Borrower, as applicable, shall make such deductions and (iii) SSCC, JSCE or the Borrower, as applicable, shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law; provided, however, that no Transferee of any Lender shall be entitled to receive any greater payment under this paragraph (a) than such Lender would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred unless (x) such assignment, participation or transfer shall have been made at a time when the circumstances (including a Change of Law) giving rise to such greater payment did not exist or had not yet occurred or (y) such assignment, participation or transfer shall have been at the request of the Borrower.

               (b) The Borrower agrees to pay any current or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance entered into at the request of the Borrower or any other Loan Document (hereinafter referred to as "Other Taxes").

        (c) The Borrower will indemnify each Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender and the Fronting Bank for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes on amounts payable under this Section 2.20) paid by such Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank, as the case may be, makes written demand therefor (which demand shall identify the nature and amount of Taxes and Other Taxes for which indemnification is being sought and shall include a copy of the relevant portion of any written assessment from the relevant taxing authority demanding payment of such Taxes or Other Taxes, unless the Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank, as the case may be, determines, in its sole discretion, that such portion of any such assessment is confidential). If a Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.20, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.20, it shall promptly notify the Borrower of such refund and shall, within 30 days of receipt, repay such refund


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(to the extent of amounts that have been paid by the Borrower under this Section
2.20 with respect to such refund and not previously reimbursed) to the Borrower, net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent, the Swingline Lender or the Fronting Bank and without interest (other than the interest, if any, included in such refund net of any Taxes payable with respect to receipt of such refund), provided that the Borrower, upon the request of such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank, agree to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank in the event such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank is required to repay such refund.

               (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by SSCC, JSCE or the Borrower in respect of any payment to any Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank, SSCC, JSCE or the Borrower, as the case may be, will furnish to the Administrative Agent, at its address referred to in
Section 10.01, the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to such Lender (or Transferee), the Administrative Agent, the Collateral Agent, the Swingline Lender or the Fronting Bank, as the case may be.

               (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.20 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

               (f) Each of the Administrative Agent, the Fronting Bank, the Swingline Lender and any Lender (or Transferee) that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "Non-U.S. Person") agrees that it shall on the date it becomes a Lender (or Transferee), the Administrative Agent, a Fronting Bank or Swingline Lender hereunder, deliver to the Borrower and the Administrative Agent (i) one duly completed copy of United States Internal Revenue Service Form 1001 or 4224, or (ii) in the case of Lenders (or Transferees) exempt from United States Federal withholding tax pursuant to Sections 871(h) or 881(c) of the Code, one duly completed copy of a United States Internal Revenue Service Form W-8 and a certificate representing that such Non-U.S. Person is not a bank for purposes of
Section 881(c) of the Code, or any successor applicable form of any thereof, certifying in each case that such Lender (or Transferee), the Administrative Agent, the Fronting Bank or the Swingline Lender is entitled to receive payments hereunder payable to it without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. Each of the Administrative Agent, the Fronting Bank or the Swingline Lender or any Lender (or Transferee) that delivers to the Borrower and the Administrative Agent any such form or certification further undertakes to deliver to the Borrower and the Administrative Agent further copies of any such form or certification or other manner of certification reasonably satisfactory to the Borrower on or before the date that any such form or certification expires or becomes obsolete or of the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower or the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Administrative Agent, certifying that the Administrative Agent, Fronting Bank,


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Swingline Lender or such Lender (or Transferee), as the case may be, is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. If at any time there has occurred, on or prior to the date on which any delivery of any such form or certification would otherwise be required, any change in law, rule, regulation, treaty, convention or directive, or any change in the interpretation or application of any thereof ("Change of Law"), that renders all such forms or certification inapplicable or which would prevent the Administrative Agent, Fronting Bank, Swingline Lender or such Lender (or Transferee), as the case may be, from duly completing and delivering any such form or certification with respect to it, the Administrative Agent, Fronting Bank, Swingline Lender or such Lender (or Transferee), as the case may be, shall advise the Borrower that under applicable law it shall be subject to withholding of United States Federal income tax at the full statutory rate, a reduced rate of withholding or without deduction or withholding. A Non-U.S. Person shall be required to furnish any such form or certification only if it is entitled to claim an exemption from or a reduced rate of withholding. Each of the Administrative Agent, the Fronting Bank, the Swingline Lender and any Lender that is a Non-U.S. Person and that is a party hereto as of the Restatement Date hereby represents and warrants that, as of the Restatement Date, payments made to it hereunder are exempt from withholding of United States Federal income taxes (i) because such payments are effectively connected with a United States trade or business conducted by such Non-U.S. Person; (ii) pursuant to the terms of an income tax treaty between the United States and such Non-U.S. Person's country of residence; or (iii) because such payments are portfolio interest exempt pursuant to Section 871(h) or 881(c) of the Code. Notwithstanding any provision of paragraph (a) above to the contrary, none of SSCC, JSCE or the Borrower shall have any obligation to pay any Taxes or Other Taxes or to indemnify any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Fronting Bank for such Taxes or Other Taxes pursuant to Section 2.20 to the extent that such Taxes or Other Taxes result from (i) the failure of any Lender (or Transferee), the Administrative Agent, the Fronting Bank or the Swingline Bank to comply with its obligations pursuant to this paragraph (f) or (ii) any representation made on any such form or certification (or successor applicable form or certification) by the Lender (or Transferee), the Administrative Agent, the Fronting Bank, or the Swingline Lender incurring such Taxes or Other Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made.

        SECTION 2.21. Duty to Mitigate; Assignment of Commitments under Certain Circumstances. (a) Any of the Administrative Agent, the Fronting Bank, the Swingline Lender or any Lender (or Transferee) claiming any additional amounts payable pursuant to Section 2.14 or Section 2.20 or exercising its rights under
Section 2.15 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender (or Transferee), the Administrative Agent, the Fronting Bank or the Swingline Lender, as the case may be, require it to incur additional costs or be otherwise disadvantageous to such Lender (or Transferee), the Administrative Agent, the Fronting Bank or the Swingline Lender.



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               (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.14 or 2.15, or the Borrower shall be required to make additional payments to any Lender under Section 2.20, the Borrower shall have the right, but not the obligation, at its own expense (including with respect to the processing and recordation fee referred to in Section 10.04(b)), upon notice to such Lender, the Administrative Agent and BTCo, to replace such Lender with an assignee (in accordance with and subject to the restrictions contained in Section 10.04(b)) approved by the Administrative Agent (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.04(b)) all its interests, rights and obligations under this Agreement to such assignee; provided, however, that no Lender shall be obligated to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and (iii) the Borrower shall pay to the affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

               (c) If, in connection with any proposed amendment, modification, change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (A) through (D), inclusive, of the first proviso to the first sentence of Section 10.08(b), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, but not the obligation, at its own expense (including with respect to the processing and recordation fee referred to in Section 10.04(b)) upon notice to such Lender, the Administrative Agent and BTCo, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with an assignee (in accordance with and subject to the restrictions contained in Section 10.04(b)) approved by the Administrative Agent (which approval shall not be unreasonably withheld) so long as at the time of such replacement, each such assignee consents to the proposed amendment, modification, change, waiver, discharge or termination; provided, however, that no Lender shall be obligated to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the non-consenting Lender in immediately available funds on the date of

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such assignment the principal of the Loans made by such Lender hereunder and subject to such assignment and (iii) the Borrower shall pay to the non-consenting Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and subject to such assignment and all other amounts accrued for such Lender's account or owed to it hereunder with respect to such Loans.

        SECTION 2.22. Swingline Loans. (a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees, at any time and from time to time from and including the Closing Date to but excluding the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments, in accordance with the terms hereof, to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of
(i) $25,000,000 and (ii) the difference between (x) the aggregate Revolving Credit Commitments at such time and (y) the sum of (A) the aggregate principal amount of Revolving Loans outstanding at such time and (B) the LC Exposure at such time. Each Swingline Loan shall be in a principal amount that is an integral multiple of $250,000. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 p.m. on the date such Swingline Loan is requested to be made pursuant to paragraph (b) below. Within the limits set forth in the first sentence of this paragraph, the Borrower may borrow, pay or prepay and reborrow Swingline Loans prior to the Revolving Credit Maturity Date on the terms and subject to the conditions and limitations set forth herein.

               (b) The Borrower shall give the Administrative Agent telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) not later than 11:00 a.m., New York City time, on the day of a proposed borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Administrative Agent shall promptly advise the Swingline Lender of any notice received from the Borrower pursuant to this paragraph (b).

               (c) The Swingline Lender may by written or telecopy notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to purchase all or any portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans to be purchased and the Administrative Agent shall promptly upon receipt of such notice give notice to each Lender, specifying in such notice to each Lender such Lender's pro rata percentage (based on the percentage that such Lender's Revolving Credit Commitment bears to the aggregate amount of the Revolving Credit Commitments on the date of such notice) of such Swingline Loan or Swingline Loans. Each Lender shall pay to the Administrative Agent, not later than 2:00 p.m., New York City time, on the date of such notice, such Lender's pro rata percentage (determined as aforesaid) of the principal amount of such Swingline Loan or Swingline Loans. Each such payment shall for all purposes hereunder be deemed to be an ABR Revolving Loan (it being understood that (i) each Lender's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Default or Event of Default hereunder or the failure of any condition



                                      -56-






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precedent set forth in Article V to be satisfied, and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever). The Administrative Agent shall promptly advise the Borrower of any notice received from the Swingline Lender pursuant to this paragraph (c).

               (d) The Borrower may prepay any Swingline Loan in whole or in part at any time without premium or penalty, provided that the Borrower shall have given the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 11:00 a.m., New York City time, on the Business Day designated by the Borrower for such prepayment.

                                   ARTICLE III

                                Letters of Credit

        SECTION 3.01. Issuance of Letters of Credit. (a) The Fronting Bank agrees, upon the receipt of an appropriately completed and properly authorized Letter of Credit Application, in a form and containing terms and conditions that are reasonably acceptable to the Fronting Bank and consistent with the terms hereof, and on the terms and subject to the conditions hereinafter set forth, to issue Letters of Credit for the account of the Borrower, at any time and from time to time on and after the Closing Date until the earlier of (i) the LC Maturity Date and (ii) the termination of the LC Commitment in accordance with the terms hereof; provided, however, that any Letter of Credit shall be issued only if, and each request by the Borrower for the issuance of any Letter of Credit shall be deemed a representation and warranty of the Borrower that, immediately following the issuance of any such Letter of Credit, (x) the LC Exposure at such time shall not exceed the LC Commitment in effect at such time and (y) the aggregate principal amount of Revolving Loans and Swingline Loans outstanding at such time plus the LC Exposure at such time shall not exceed the aggregate Revolving Credit Commitments in effect at such time. The Borrower, the Fronting Bank and the Lenders acknowledge the issuance of the Letters of Credit which are outstanding on the Restatement Date in accordance with the terms of the Existing Credit Agreement and agree that such Letters of Credit shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

               (b) No Letter of Credit shall be issued with a stated expiration date later than the earlier of (i) the close of business on the LC Maturity Date and (ii) the close of business on the date that is (x) 270 days after the date of issuance of such Letter of Credit, in the case of a Trade Letter of Credit and (y) 12 months after the date of issuance of such Letter of Credit, in the case of a Standby Letter of Credit. Each Letter of Credit shall provide for payments of drawings in dollars.

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               (c) Each Trade Letter of Credit shall, among other things, provide for the payment of sight drafts when presented for honor thereunder, or of time drafts with a maturity date occurring not later than the earlier of (i) 120 days after the presentation thereof and (ii) the LC Maturity Date, in each case in accordance with the terms thereof and when accompanied by the required documents or when such documents are presented to the Fronting Bank.

               (d) Each Standby Letter of Credit may, in the absolute discretion of the Fronting Bank, include a provision whereby such Standby Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the LC Maturity Date) unless the Fronting Bank notifies the beneficiary thereof at least 60 days prior to the then-applicable expiry date that such Standby Letter of Credit will not be renewed.

               (e) The Borrower may request the extension or renewal of a Standby Letter of Credit that is not automatically renewed in accordance with the terms contained therein by giving written notice to the Fronting Bank at least three Business Days prior to the then-current expiry date of such Standby Letter of Credit (provided that the Fronting Bank may accommodate requests on shorter notice in its sole discretion). If no Default or Event of Default has occurred and is continuing, the Fronting Bank shall promptly issue such extension or renewal; provided, however, that the Fronting Bank shall have no obligation to extend or renew any Standby Letter of Credit (i) for a period in excess of 12 months or (ii) to an expiry date beyond the LC Maturity Date.

               (f) Each request for the issuance of a Letter of Credit shall be made by a written or facsimile authenticated Letter of Credit Application from the Borrower to the Fronting Bank specifying whether such Letter of Credit is to be a Trade Letter of Credit or a Standby Letter of Credit (and if such Letter of Credit is to be a Standby Letter of Credit, the date on which such Standby Letter of Credit is to be issued), the date on which such Letter of Credit is to expire, the amount of such Letter of Credit, the name and address of the beneficiary of such Letter of Credit and such other information as may be necessary or desirable to complete such Letter of Credit. The Fronting Bank will provide the Administrative Agent on the first Business Day of each week (or on a more frequent basis if reasonably requested by the Administrative Agent) a statement setting forth the aggregate face amount of the Outstanding Standby Letters of Credit issued by it and the aggregate face amount of the Outstanding Trade Letters of Credit for each day since the end of the period covered by the prior such statement, together with such other information regarding the Outstanding Letters of Credit as may be reasonably requested by the Administrative Agent.

        SECTION 3.02. Participations; Unconditional Obligations. (a) By the issuance of a Letter of Credit and without any further action on the part of the Fronting Bank or the Participating Lenders in respect thereof, the Fronting Bank hereby grants to each Participating Lender, and each Participating Lender hereby agrees to acquire from the Fronting Bank, a participation in such Letter of Credit equal to such Participating Lender's Applicable Percentage of the face amount of such Letter of Credit effective upon the issuance of such Letter of Credit. In addition, the Fronting Bank hereby grants to each Participating Lender, and each Participating Lender hereby acquires from the Fronting Bank, a participation in each Prior Letter of Credit equal to such Participating Lender's Applicable Percentage of the face amount of such Prior Letter of Credit, effective on the Closing


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Date. In consideration and in furtherance of the foregoing, each Participating
Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, on behalf of the Fronting Bank, in accordance with Section 2.02(e), such Participating Lender's Applicable Percentage of each LC Disbursement made by the Fronting Bank; provided, however, that the Participating Lenders shall not be obligated to make any such payment to the Fronting Bank with respect to any wrongful payment or disbursement made under any Letter of Credit as a result of the gross negligence or wilful misconduct of the Fronting Bank.

               (b) Each Participating Lender acknowledges and agrees that its obligation to acquire participations pursuant to paragraph (a) above in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default hereunder or the termination of the LC Commitment or the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

        SECTION 3.03. LC Fee. The Borrower agrees to pay to the Administrative Agent for the account of the Participating Lenders for each calendar quarter (or shorter period commencing with the date hereof or ending with the first date on which the LC Commitment shall have expired or been terminated and there shall be no Outstanding Letters of Credit) a fee (the "LC Fee") on the average daily amount of the aggregate Outstanding Letters of Credit issued for the account of the Borrower during such quarter or shorter period at a rate per annum equal to the higher of (i) the weighted average LIBOR Spread applicable to Eurodollar Revolving Loans during such period minus 1/2 of 1% and (ii) 1%. The LC Fee shall be computed on the basis of the actual number of days elapsed over a year of 360 days. The Administrative Agent agrees to disburse to each Participating Lender its pro rata portion of such LC Fee promptly upon receipt. The LC Fee shall be paid in arrears on each March 31, June 30, September 30 and December 31 and on the LC Maturity Date (or the first date on which the LC Commitment shall have expired or been terminated and there shall be no Outstanding Letters of Credit, if earlier). Once paid, the LC Fee shall not be refundable in any circumstances (other than corrections of error in payment).

        SECTION 3.04. Agreement to Repay LC Disbursements. (a) If the Fronting Bank shall pay any draft presented under a Letter of Credit, the Borrower shall pay to the Fronting Bank an amount equal to the amount of such draft not later than two hours after the Borrower shall have received notice from the Fronting Bank that payment of such draft will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

               (b) The Borrower's obligation to repay the Fronting Bank for LC Disbursements made by the Fronting Bank under the Outstanding Letters of Credit for the account of the Borrower shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of:

               (i) any lack of validity or enforceability of any Letter of Credit;

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               (ii) the existence of any claim, setoff, defense or other right that the Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit, the Fronting Bank, the Administrative Agent, any Lender or any other Person (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or wilful misconduct of the Fronting Bank) in connection with this Agreement or any other agreement or transaction;

               (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by the Fronting Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the Fronting Bank;

               (iv) payment by the Fronting Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or wilful misconduct of the Fronting Bank; and

               (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing, provided that such circumstance or event shall not have been the result of gross negligence or wilful misconduct of the Fronting Bank.

        It is understood that in making any payment under a Letter of Credit (i) the Fronting Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (ii) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in each case, not be deemed wilful misconduct or gross negligence of the Fronting Bank.

        SECTION 3.05. Letter of Credit Operations. The Fronting Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under an Outstanding Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Outstanding Letter of Credit. The Fronting Bank shall as promptly as possible give electronic or facsimile notification or telephonic notification, promptly confirmed by electronic or facsimile notice, to the Borrower of such demand for payment and of the determination by the Fronting Bank as to whether such demand for payment was in conformity with such terms and conditions, and shall as promptly as possible give prior telephonic notification to the Borrower of the determination by the Fronting Bank as to whether such demand for payment was in accordance with the terms and conditions of such Outstanding Letter of Credit

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and whether the Fronting Bank has made or will make an LC Disbursement thereunder, provided that the failure to give such notice shall not relieve the Borrower of its obligation to reimburse the Fronting Bank with respect to any such LC Disbursement.

        SECTION 3.06. Termination of LC Commitment. The Borrower may permanently terminate, or from time to time in part permanently reduce, the LC Commitment, in each case upon at least three Business Days' prior written or facsimile notice to the Administrative Agent and the Fronting Bank, provided that, after giving effect to such termination or reduction, the LC Commitment shall not be less than the LC Exposure at such time or greater than the available Revolving Credit Commitments at such time.

        SECTION 3.07. Fronting Bank Fees. (a) The Borrower shall pay to the Fronting Bank, for its own account, such commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Fronting Bank shall agree upon.

               (b) The Borrower shall pay to the Fronting Bank, for its own account, a fronting fee on the average daily aggregate maximum amount available to be drawn (assuming compliance with all conditions to drawing) under all Outstanding Letters of Credit issued by the Fronting Bank, at a rate per annum agreed upon by the Borrower and the Fronting Bank, payable in arrears on each March 31, June 30, September 30 and December 31, and on the LC Maturity Date. Such fronting and origination fees shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

        SECTION 3.08. Resignation or Removal of the Fronting Bank. (a) The Fronting Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Fronting Bank, the Administrative Agent and the Lenders. Upon any such resignation or removal, the Borrower shall (within 180 days after such notice of resignation or removal) either (i) appoint a Lender (with the consent of such Lender) as successor or (ii) terminate the unutilized LC Commitment; provided, however, that if the Borrower elects to terminate the unutilized LC Commitment, the Borrower may at any time thereafter that the Revolving Credit Commitments are in effect reinstate the LC Commitment, by notice to the Administrative Agent and the Lenders, in connection with the appointment of a Lender as successor Fronting Bank. Subject to paragraph (b) below, upon the acceptance of any appointment as the Fronting Bank hereunder by a successor Fronting Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Fronting Bank and the retiring Fronting Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c). The acceptance of any appointment as the Fronting Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement,
(i) such successor Lender shall have all the rights and obligations of the previous Fronting Bank under this Agreement and the other Loan Documents and
(ii) references herein and in the other Loan Documents to the




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term "Fronting Bank" shall be deemed to refer to such successor or to any previous Fronting Bank, or to such successor and all previous Fronting Banks, as the context shall require.

               (b) After the resignation or removal of the Fronting Bank hereunder, the retiring Fronting Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Fronting Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

        SECTION 3.09. Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Participating Lenders holding participations in Outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all Outstanding Letters of Credit) thereof and the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Participating Lenders, an amount in cash equal to the LC Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (a) automatically be applied by the Administrative Agent to reimburse the Fronting Bank for LC Disbursements for which it has not been reimbursed, (b) be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time and (c) if the maturity of the Loans has been accelerated (but subject to the consent of Participating Lenders holding participations in Outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all Outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

        SECTION 3.10. Additional Fronting Banks. The Borrower may, at any time and from time to time with the consent of the Senior Managing Agents (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as a fronting bank under the terms of this Agreement. Any Lender designated as a fronting bank pursuant to this Section
3.10 shall be deemed to be the "Fronting Bank" (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the Fronting Bank and such Lender.

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                                   ARTICLE IV

                         Representations and Warranties

        Each of SSCC, JSCE and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank and the Swingline Lender that:

        SECTION 4.01. Organization; Powers. Each of the Loan Parties (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in every jurisdiction where such qualification is required by the nature of its business, the character and location of its property, business or customers, or the ownership or leasing of its properties, except for such jurisdictions in which the failure so to qualify, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

        SECTION 4.02. Authorization. The execution, delivery and performance by each of the Loan Parties of each of the Loan Documents to which it is a party, the Borrowings hereunder, the issuance of the Letters of Credit, the use of the proceeds of the Loans, the Swingline Loans and the Letters of Credit, the creation of the security interests contemplated by the Security Documents, the Restatement Date Transactions and the other transactions contemplated by the Loan Documents and the Transaction Documents (all the foregoing, collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation the violation of which could not reasonably be expected to result in a Material Adverse Effect, or of the certificate of incorporation or other constitutive documents or by-laws of any Loan Party or any of their respective Subsidiaries, (B) any order of any Governmental Authority or (C) any provision of any indenture or other material agreement or other material instrument to which any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created hereunder or under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party or any of their respective Subsidiaries.


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        SECTION 4.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower, SSCC and JSCE and constitutes, and each other Loan Document when executed and delivered by SSCC, JSCE and the Borrower and each Loan Party party thereto will constitute, a legal, valid and binding obligation of SSCC, JSCE, the Borrower and the Loan Parties, as applicable, enforceable against each of them in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principles of equity.

        SECTION 4.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office to perfect the security interests that can be perfected by such filings, (b) recordation of the Mortgages, (c) such actions, consents, approvals, registrations and filings set forth on Schedule 4.04 and (d) such actions, consents, approvals, registrations and filings as have been made or obtained and are in full force and effect.

        SECTION 4.05. Financial Statements. Each of SSCC, JSCE and the Borrower has delivered to the Lenders (a) the audited financial statements of such Person for the fiscal year ended December 31, 1997, together with such Person's annual report on Form 10-K, if any, filed with the Securities and Exchange Commission, and (b) the unaudited financial statements of such Person for the fiscal quarters ended March 31, June 30 and September 30, 1998, together with such Person's quarterly report on Form 10-Q, if any, filed with the Securities and Exchange Commission. All financial statements set forth or referred to in the materials specified in the preceding sentence were prepared in conformity with GAAP. All such financial statements fairly present the consolidated financial position of such Person and its Subsidiaries as at the date thereof and the consolidated results of operations and changes in financial position of such Person and its Subsidiaries for each of the periods covered thereby. Except as disclosed in such financial statements, none of SSCC, JSCE or the Borrower or any of their respective Subsidiaries had, at the date of such financial statements or on the Restatement Date, as the case may be, any material contingent obligation, material contingent liability or material liability for taxes, long-term lease or unusual forward or long-term commitment or obligations to retired employees for medical or other employee benefits that is not reflected in the foregoing financial statements or the notes thereto.

        SECTION 4.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, properties, prospects or condition (financial or otherwise) of SSCC and its consolidated Subsidiaries, taken as a whole, since December 31, 1997.

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        SECTION 4.07. Title to Properties; Possession Under Leases. (a) Each of
SSCC, JSCE and the Borrower and their respective Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted. All such title to, or leasehold interest in, material properties and assets are free and clear of Liens, other than Liens expressly permitted by
Section 7.02 (none of which is superior to the Liens created hereunder or under the Security Documents) and Liens with respect to which the Collateral Agent has received on or prior to the Closing Date duly executed releases and termination statements in connection therewith.

               (b) Each of SSCC, JSCE and the Borrower and their respective Subsidiaries has complied with all obligations under all material leases to which it is a party and enjoys peaceful and undisturbed possession under all such material leases necessary in any material respect for the operation of their respective properties and assets.

        SECTION 4.08. Subsidiaries. Schedule 4.08 sets forth as of the Restatement Date a list of all the Subsidiaries of SSCC, JSCE and the Borrower, their jurisdiction of organization and the percentage ownership interest of each of them and any other Subsidiary therein. The capital stock of each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except as set forth on Schedule 4.08, is owned free and clear of all Liens other than nonconsensual Permitted Liens arising other than as a result of a voluntary act of SSCC, JSCE or the Borrower. No authorized but unissued treasury shares of capital stock of the Borrower or any such Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character except as set forth on Schedule 4.08.

        SECTION 4.09. Litigation; Compliance with Laws. (a) Except as set forth in Schedule 4.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of SSCC, JSCE or the Borrower, threatened against or affecting SSCC, JSCE or the Borrower or any of their respective Subsidiaries or any business or property of any such Person that (i) involve any Loan Document or the Transactions or (ii) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

               (b) Neither SSCC, JSCE, the Borrower and their respective Subsidiaries nor any of their respective properties or assets is (i) in violation of, nor will the continued operation of their properties and assets as currently conducted violate, any law, rule, regulation, statute (including any zoning, building, environmental and safety law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Properties, where such violations could reasonably be expected to have a material adverse effect on the value, use or operation of any such Mortgaged Property or (ii) in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The issuance of the Letters of Credit will not violate any applicable law or regulation or violate or be prohibited by any judgment, writ, injunction, decree or order of any Governmental Authority.

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        SECTION 4.10. Agreements. None of SSCC, JSCE or the Borrower or any of
their respective Subsidiaries is in default under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

        SECTION 4.11. Federal Reserve Regulations. (a) None of SSCC, JSCE or the Borrower or any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

               (b) No part of the proceeds of any Letter of Credit or any Loan or Swingline Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

        SECTION 4.12. Investment Company Act; Public Utility Holding Company Act. None of SSCC, JSCE or the Borrower or any of their respective Subsidiaries
(a) is an "investment company" as defined in, or is subject to regulation under, the Investment Company Act of 1940 or (b) is a "holding company" as defined in, or is subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 4.13. Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement.

        SECTION 4.14. Tax Returns. Each of SSCC, JSCE and the Borrower and their respective Subsidiaries has filed or caused to be filed all Federal, state and local income and other material tax returns required to have been filed by it or with respect to it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it or with respect to it, except taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.

        SECTION 4.15. No Material Misstatements. The information provided by or on behalf of the Loan Parties and contained in the Confidential Information Memorandum (including all attachments and exhibits thereto), as supplemented, and as supplemented further by information heretofore provided in writing by or on behalf of the Loan Parties to the Lenders and any other materials, documents and information that the Loan Parties or any of their respective Affiliates may have furnished to the Lenders, was as of the date of such Confidential Information Memorandum, the dates otherwise specified therein or the dates upon which such information was provided, accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, taken as a whole, not misleading, provided that to the extent any such information

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therein was based upon or constitutes a forecast or projection,
SSCC, JSCE and the Borrower represent only that they acted in good faith and utilized reasonable assumptions, due and careful consideration and the information actually known to Responsible Officers at the time in the preparation of such information.

        SECTION 4.16. Employee Benefit Plans. Each of SSCC, JSCE and the Borrower and their respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No Reportable Event has occurred in respect of any Plan of SSCC, JSCE or the Borrower or any ERISA Affiliate. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $25,000,000 the value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $25,000,000 the value of the assets of all such underfunded Plans. None of SSCC, JSCE or the Borrower or any ERISA Affiliate has incurred any Withdrawal Liability that could result in a Material Adverse Effect. None of SSCC, JSCE or the Borrower or any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

        SECTION 4.17. Environmental and Safety Matters. Except as set forth on
Schedule 4.17:

               (a) Each of SSCC, JSCE and the Borrower and each of their respective Subsidiaries has obtained all permits, licenses and other authorizations that are required and material with respect to the operation of the business of SSCC and its Subsidiaries, taken as a whole, under any Environmental Law, and each such permit, license and authorization is in full force and effect.

               (b) Each of SSCC, JSCE and the Borrower and each of their respective Subsidiaries is in compliance with all material terms and conditions of the permits, licenses and authorizations specified in
        Section 4.17(a), and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law applicable to it and its business, assets, operations and properties, including those arising under the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, the Federal Clean Air Act, and the Toxic Substances Control Act and any analogous or comparable state laws, except for such instances of noncompliance that could not reasonably be expected to result in a Material Adverse Effect.


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               (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of SSCC, JSCE or the Borrower or any of their respective Subsidiaries, after inquiry, threatened against SSCC, JSCE or the Borrower or any of their respective Subsidiaries under any Environmental Law that could reasonably be expected to result in a Material Adverse Effect.

               (d) None of SSCC, JSCE, the Borrower or any of their respective Subsidiaries has received notice that it has been identified as a potentially responsible party under CERCLA or any comparable state law, nor has SSCC, JSCE, the Borrower or any of their respective Subsidiaries received any notification that any hazardous substances or any pollutant or contaminant, as defined in CERCLA and its implementing regulations, or any toxic substance, hazardous waste, hazardous constituents, hazardous materials, asbestos or asbestos containing material, polychlorinated biphenyls, petroleum, including crude oil and any fractions thereof, or other wastes, chemicals, substances or materials regulated by any Environmental Laws (collectively, "Hazardous Materials") that it or any of their respective predecessors in interest has used, generated, stored, tested, handled, transported or disposed of, has been found at any site at which any Governmental Authority or private party is conducting a remedial investigation or other action pursuant to any Environmental Law, except in each case for any such notices received after the date hereof that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

               (e) There have been no releases or threatened releases (in each case as defined in CERCLA) of Hazardous Materials by SSCC, JSCE, the Borrower or any of their respective Subsidiaries on, upon, into or from any of the Real Properties, which releases or threatened releases could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of SSCC, JSCE, the Borrower and each of their respective Subsidiaries, there have been no such releases or threatened releases on, upon, under or into any real property in the vicinity of any of the Real Properties that, through soil, surface water or groundwater migration or contamination, may be located on, in or under such Real Properties and which could reasonably be expected to result in a Material Adverse Effect.

               (f) To the best knowledge of SSCC, JSCE, the Borrower or any of their respective Subsidiaries, there is no asbestos in, on, or at any Real Properties or any facility or equipment of SSCC, JSCE, the Borrower, or any of their respective Subsidiaries, except to the extent that the presence of such material could not reasonably be expected to result in a Material Adverse Effect.

               (g) To the best knowledge of SSCC, JSCE, the Borrower and each of their respective Subsidiaries after due inquiry, none of the Real Properties of SSCC, JSCE, the Borrower or any of their respective Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any Governmental Authority.

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               (h) There are no past or current events, conditions,
        circumstances, activities, practices, incidents, actions or plans that could reasonably be anticipated to interfere with or prevent compliance with any Environmental Law, or which may give rise to liability under any Environmental Law, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Material that could reasonably be expected to result in a Material Adverse Effect.

        SECTION 4.18. Solvency. After giving effect to the Transactions to occur on the Restatement Date, (a) the fair salable value of the assets of SSCC, JSCE and the Borrower and their respective Subsidiaries, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of SSCC, JSCE and the Borrower and their respective Subsidiaries, on a consolidated basis, as they mature, (b) the assets of SSCC, JSCE and the Borrower and their respective Subsidiaries, on a consolidated basis, will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, including the capital needs of SSCC, JSCE and the Borrower and their respective Subsidiaries, on a consolidated basis (taking into account the particular capital requirements of the businesses conducted by such entities and the projected capital requirements and capital availability of such businesses) and (c) none of SSCC, JSCE or the Borrower intend to, nor do they intend to permit any of their respective Subsidiaries to, and do not believe that any of them or any such Subsidiary will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by each of them or any such Subsidiary and the amounts to be payable on or in respect of its obligations).

        SECTION 4.19. Security Documents. (a) The Pledge Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and proceeds thereof and constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties party thereto, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

               (b) The Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and proceeds thereof, and assuming that financing statements in appropriate form have been filed in the offices specified on Schedule 4.19(b), the Lien created under the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof (except insofar as the perfection of a Lien on, and security interest in, such Collateral is obtained as described in paragraph (d) below), in each case prior and superior in right to any other Person.


               (c) The Mortgages create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Borrower's right, title and





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interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 4.19(c), the Mortgages will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person.

               (d) The Trademark Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Trademark Security Agreement) and the proceeds thereof, and assuming the recordation of such Trademark Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, together with financing statements in appropriate form filed in the offices specified on Schedule 4.19(d), the Liens created under the Trademark Security Agreement constitute a fully perfected Lien on, and security interest in, all right title and interest of the Loan Parties in the Collateral and the proceeds thereof in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

               (e) The SNC Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the SNC Security Agreement) and proceeds thereof, and assuming that financing statements in appropriate form have been filed in the offices specified on Schedule 4.19(e), the Lien created under the SNC Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of SNC in such Collateral, in each case prior and superior in right to any other Person.

        SECTION 4.20. Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against SSCC, JSCE or the Borrower or any of their respective Subsidiaries pending or, to the knowledge of SSCC, JSCE or the Borrower, threatened, except as set forth on Schedule 4.20. The hours worked by and payment made to employees of SSCC, JSCE or the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, where such violations could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which SSCC, JSCE or the Borrower or any of their respective Subsidiaries is a party or by which SSCC, JSCE or the Borrower or any of their respective Subsidiaries is bound on the Restatement Date.

        SECTION 4.21. Location of Real Property. (a) Schedule 4.21(a) sets forth completely and correctly as of the Restatement Date all material real property owned by SSCC, JSCE or the Borrower or any of their respective Subsidiaries, the addresses thereof and the county or counties in


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which such properties are situated. All the real property set forth on Schedule
4.21(a) is owned in fee by SSCC, JSCE or the Borrower or their respective Subsidiaries.

               (b) Schedule 4.21(b) sets forth completely and correctly as of the Restatement Date all material real property leased by SSCC, JSCE or the Borrower or any of their respective Subsidiaries, the addresses thereof and the county or counties in which such properties are situated. SSCC, JSCE or the Borrower or one of their respective Subsidiaries has a valid lease in all the Real Property set forth on Schedule 4.21(b).

               (c) Schedule 4.21(c) sets forth completely and correctly as of the Restatement Date all material Timberland Property, if any, owned by SSCC, JSCE or the Borrower or any of their respective Subsidiaries, the county or counties in which such Timberland Property is situated and the approximate acreage of such Timberland Property in such county or counties. All the Timberland Property set forth on Schedule 4.21(c) is owned in fee by SSCC, JSCE or the Borrower or their respective Subsidiaries.

        SECTION 4.22. Patents, Trademarks, etc. Each of SSCC, JSCE and the Borrower and each of their respective Subsidiaries owns, or is licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of such Person and its Subsidiaries taken as a whole. The use of such patents, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by such Person and its Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability on the part of any such Person and its respective Subsidiaries that is material to such Person and its Subsidiaries, taken as a whole. To the best knowledge of each of SSCC, JSCE and the Borrower, its rights and the rights of its Subsidiaries to sell, franchise or license under such brand names then being used may be transferred in connection with any sale of assets or stock of the related business by such Person or any of its Subsidiaries with only such exceptions as would not be material to the Borrower and its Subsidiaries, in each case, taken as a whole.

        SECTION 4.23. Y2K. Each of SSCC, JSCE and the Borrower has reviewed its operations and those of its Subsidiaries with a view to assessing whether its businesses, or the businesses of any of its Subsidiaries, will be vulnerable to a Y2K Problem or will be vulnerable in any material respect to the effects of a Y2K Problem suffered by any of SSCC's, JSCE's, the Borrower's or any of their Subsidiaries' major customers or suppliers. Each of SSCC, JSCE and the Borrower represents and warrants that it has a reasonable basis to believe that no Y2K Problem with respect to SSCC or any of SSCC's Subsidiaries will cause a Material Adverse Effect.

        SECTION 4.24. Survival of Warranties. All representations and warranties contained in the Existing Credit Agreement, this Agreement and the other Loan Documents shall survive the execution and delivery of this Agreement and such other Loan Documents as the case may be, and the termination hereof and thereof.



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                                    ARTICLE V

                                   Conditions

        SECTION 5.01. All Credit Events. The obligation of each Lender to make Loans hereunder, the obligation of the Swingline Lender to make Swingline Loans hereunder and the obligation of the Fronting Bank to issue, amend, extend or renew any Letter of Credit hereunder (each, a "Credit Event") is subject to the satisfaction of the following conditions on the date of each Credit Event (other than any Revolving Loan made pursuant to Section 2.02(e)):

               (a) The Administrative Agent and, where applicable, the Fronting Bank or the Swingline Lender shall have received a notice of such Credit Event as required by Section 2.03, Section 3.01(f) and Section 2.22(b), respectively.

               (b) The representations and warranties set forth in Article IV hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

               (c) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by SSCC, JSCE and the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 5.01.

        SECTION 5.02. Original Closing Date. The obligation of each Lender to make Loans hereunder, the obligation of the Swingline Lender to make Swingline Loans hereunder and the obligation of the Fronting Bank to issue, amend, extend or renew any Letter of Credit hereunder on the Closing Date were subject to the satisfaction of the following conditions:

               (a) The Lenders shall have received a favorable written opinion of each of (i) Michael Tierney, Vice President, Secretary and General Counsel of SSCC, JSCE, SNC and the Borrower, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for SSCC, JSCE, SNC and the Borrower on the Closing Date, and (iii) each local counsel listed on Schedule 5.02(a), in each case (A) dated the Closing Date, (B) addressed to the Senior Managing Agents, the Administrative Agent, the Managing Agents, the Fronting Bank, the Lenders, the Swingline Lender and the Collateral Agent and (C) covering such other matters relating to the Loan Documents and the Transactions as the Senior Managing Agents shall reasonably request. SSCC, JSCE and the Borrower hereby instruct such counsel to deliver such opinions.


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               (b) All legal matters incident to this Agreement and the
        Borrowings hereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent and the Senior Managing Agents on the Closing Date.

               (c) The Lenders shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such Loan Party, authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is or will be a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Closing Date, (C) that the certificate of incorporation of such Loan Party has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent and the Senior Managing Agents on the Closing Date, may reasonably request.

               (d) The Lenders shall have received a certificate, dated the Closing Date and signed by a Financial Officer of each of the Loan Parties, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 5.01.

               (e) The Senior Managing Agents and the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date.

               (f) The Guarantee Agreement shall have been duly executed by the Guarantors and delivered to the Collateral Agent, and shall be in full force and effect.

               (g) The Pledge Agreement shall have been duly executed by the Loan Parties and the Collateral Agent and shall be in full force and effect, all the outstanding capital stock of JSCE, the Borrower and each other Material Subsidiary of SSCC shall have been duly and validly pledged thereunder to the Collateral Agent for the ratable benefit of the Secured Parties and certificates representing such shares, accompanied by stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent; provided, however, that SSCC need only pledge 65% of the capital stock of SSCC International and the Borrower need only pledge 65% of the capital stock of CCA de Baja California SA de CV.

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               (h) Each of the Security Agreement, the SNC Security Agreement
        and the Trademark Security Agreement shall have been duly executed by the Loan Parties thereto and the Collateral Agent and shall be in full force and effect, and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first- priority security interest in or lien on the Collateral described in each of such agreements shall have been delivered to the Collateral Agent.

               (i) The Collateral Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) in which the chief executive offices of such Persons are located and in the other jurisdictions in which Uniform Commercial Code filings (or equivalent filings) are to be made pursuant to Section 5.01(h), together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Senior Managing Agents that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 7.02 or have been released.

               (j) The Collateral Agent shall have received a Perfection Certificate with respect to each Loan Party dated the Closing Date and duly executed by a Financial Officer and the chief legal officer of SSCC, JSCE, SNC and the Borrower.

               (k) (i) Each of the Mortgages and the other Security Documents, in form and substance satisfactory to the Lenders, relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) none of such Mortgaged Properties shall be subject to any Lien other than those permitted under Section 7.02, (iii) each of such Security Documents shall have been filed and recorded in the recording office as specified on Schedule 4.19(b) (or a lender's title insurance policy, in form and substance acceptable to the Senior Managing Agents, insuring such Security Document as a first lien on such Mortgaged Property, shall have been received by the Lenders) and, in connection therewith, the Senior Managing Agents shall have received evidence satisfactory to them of each such filing and recordation and
        (iv) the Collateral Agent shall have received such other documents, including policies of title insurance issued by nationally recognized title insurance companies, together with such endorsements, coinsurance and reinsurance as may be requested by the Senior Managing Agents and the other Lenders, insuring the Mortgages as valid first liens on the Mortgaged Properties, free of Liens other than those permitted under
        Section 7.02, together with such surveys, abstracts, appraisals and legal opinions required to be furnished pursuant to the terms of the Mortgages or as reasonably requested by the Senior Managing Agents or the other Lenders.

               (l) The Collateral Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies of the Loan Parties and their respective Subsidiaries




                                      -74-






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        satisfying the requirements of Section 6.02 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a lender's loss payable endorsement (except in the case of liability policies) and to name the Collateral Agent as an additional insured, in form and substance reasonably satisfactory to the Collateral Agent.

               (m) The Borrower shall have repaid in full the principal of all loans outstanding, and other amounts due under, the Prior Credit Agreement and under each agreement related thereto (other than the Prior Letters of Credit), all commitments to lend thereunder shall have been permanently terminated, all security interests related thereto shall have been discharged and the Senior Managing Agents shall have received duly executed documentation either evidencing or necessary for such repayment, termination and discharge, in form satisfactory to the Senior Managing Agents.

               (n) After giving effect to the Transactions on the Closing Date, no Loan Party shall have any Indebtedness other than (i) Indebtedness under the Loan Documents, (ii) the 1993 Senior Notes, (iii) the Senior Notes and (iv) other Indebtedness permitted under Section 7.01.

               (o) The Lenders shall be satisfied as to the amount and nature of any environmental and employee health and safety exposures to which any Loan Party or any Subsidiary of a Loan Party may be subject and the plans of any such Person with respect thereto.

               (p) All requisite Governmental Authorities and third parties (in each case to the extent required) shall have approved or consented to the Transactions contemplated hereby to the extent required, and there shall be no governmental or judicial action, actual or threatened, that has or would have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions.

               (q) There shall be no litigation or administrative proceedings or other legal or regulatory developments, actual or threatened, that, in the judgment of the Lenders, would reasonably to be expected to have a material adverse effect on the business, assets, liabilities, operations, properties, prospects or condition (financial or otherwise) of or relating to (i) the Loan Parties and their respective Subsidiaries, taken as a whole, (ii) the ability of the Loan Parties or any of their respective Subsidiaries to perform their obligations under the Loan Documents, (iii) the ability of the parties to consummate the Transactions or (iv) the validity or enforceability of any of the Loan Documents or the rights, remedies and benefits available to the Senior Managing Agents, the Administrative Agent, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent and the Lenders under the Loan Documents, or which would be materially inconsistent with the assumptions underlying the projections contained in the Confidential Information Memorandum of the Borrower dated March 1998.

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               (r) The consummation of the Transactions will not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, (A) any indenture relating to any existing Indebtedness of the Borrower or any of its Subsidiaries that is not being repaid, repurchased or redeemed in full on or prior to the Closing Date or (B) any other agreement of the Borrower or any of its Subsidiaries and the Lenders shall have received one or more legal opinions to such effect, on terms satisfactory to the Lenders, from counsel to the Borrower.

               (s) There shall not have occurred or become known to SSCC, JSCE or the Borrower any material adverse condition affecting, or material adverse change with respect to, the condition (financial or otherwise), operations, business, assets, liabilities (including contingent liabilities) or prospects of the Borrower and its subsidiaries, taken as a whole, since December 31, 1997.

        SECTION 5.03. Restatement Date. The amendments to the Existing Credit Agreement embodied in this Agreement shall not be effective (in which case the Existing Credit Agreement shall remain in full force and effect) and the Additional B Tranche Term Loans shall not be required to be funded unless and until the Borrower shall have furnished to the Senior Managing Agents the following and unless and until the following conditions precedent have been satisfied:

               (a) The Lenders shall have received a favorable written opinion of each of (i) the Vice President, Secretary and General Counsel of SSCC, JSCE, SNC and the Borrower, substantially in the form of Exhibit I-1, (ii) Davis Polk & Wardwell, counsel for SSCC, JSCE, SNC and the Borrower, substantially in the form of Exhibit I-2, and (iii) each local counsel listed on Schedule 5.03(a), substantially in the form of Exhibit I-3, in each case (A) dated the Restatement Date, (B) addressed to the Senior Managing Agents, the Administrative Agent, the Managing Agents, the Fronting Bank, the Lenders, the Swingline Lender and the Collateral Agent and (C) covering such other matters relating to the Loan Documents and the Transactions as the Senior Managing Agents shall reasonably request. SSCC, JSCE and the Borrower hereby instruct such counsel to deliver such opinions.

               (b) All legal matters incident to this Agreement and the Borrowings hereunder shall be satisfactory to the Lenders and to Winston & Strawn, counsel for the Administrative Agent and the Senior Managing Agents.

               (c) The Lenders shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party, as in effect on the Restatement Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such Loan Party, authorizing the execution, delivery and




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        performance of the Loan Documents and Transaction Documents to which such Loan Party is or will be a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Restatement Date, (C) that the certificate of incorporation of such Loan Party has not been amended (other than the amendment to SSCC's certificate of incorporation pursuant to the terms of the Merger Agreement) since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and
        (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or Winston & Strawn, counsel for the Administrative Agent and the Senior Managing Agents, may reasonably request.

               (d) The Lenders shall have received a certificate, dated the Restatement Date and signed by a Financial Officer of each of the Loan Parties, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 5.01.

               (e) The Senior Managing Agents and the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Date.

               (f) The Reaffirmation of Guarantee shall have been duly executed by the Guarantors and delivered to the Collateral Agent, and shall be in full force and effect.

               (g) All of the other Loan Documents shall be in full force and effect.

               (h) (i) Each of the modifications to the Mortgages and the other Security Documents, in form and substance satisfactory to the Collateral Agent, relating to the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent, together with assurances satisfactory to the Collateral Agent for the recordations of the modifications to the Mortgages in the real estate records of all appropriate jurisdictions, (ii) such documentary, intangible or similar taxes with respect to the Collateral and the Mortgaged Properties as may be necessary to maintain the Collateral Agent's perfected security interest (including existing priority) in the Collateral and Mortgaged Properties with respect to the Obligations under this Agreement (including, without limitation, the Additional B Tranche Term Loans funded on the Restatement Date) and as may be necessary to secure the Additional B Tranche Term Loans, and as the Senior Managing Agents may otherwise reasonably request.


               (i) After giving effect to the Transactions on the Restatement Date, (i) no Loan Party or any Subsidiary of any Loan Party shall have any Indebtedness other than (A) Indebtedness under the Loan Documents,
        (B) the 1993 Senior Notes, (C) the Senior Notes and (D) other Indebtedness permitted under Section 7.01 and (ii) Stone and its subsidiaries shall not have any Indebtedness other than (A) Indebtedness under the Stone Credit


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        Agreement and Loan Documents (as defined in the Stone Credit Agreement)
        and (B) Indebtedness permitted under the Stone Credit Agreement.

               (j) The Required Lenders shall be satisfied as to the amount and nature of any environmental and employee health and safety exposures to which any Loan Party or any Subsidiary of a Loan Party may be subject and the plans of any such Person with respect thereto.

               (k) All requisite Governmental Authorities and third parties (in each case to the extent required) shall have approved or consented to the Transactions contemplated hereby to the extent required and are in full force and effect, including, without limitation, all filings required to be made and any approval required to be received (including any action required to be taken as a condition thereto) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and there shall be no governmental or judicial action, actual or threatened, that has or would have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions.

               (l) There shall be no litigation or administrative proceedings or other legal or regulatory developments, actual or threatened, that, in the judgment of the Lenders, could reasonably to be expected to have a material adverse effect on the business, assets, liabilities, operations, properties, prospects or condition (financial or otherwise) of or relating to (i) the Loan Parties and their respective Subsidiaries, taken as a whole, (ii) the ability of the Loan Parties or any of their respective Subsidiaries to perform their obligations under the Loan Documents, (iii) the ability of the parties to consummate the Transactions or (iv) the validity or enforceability of any of the Loan Documents or the rights, remedies and benefits available to the Senior Managing Agents, the Administrative Agent, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent and the Lenders under the Loan Documents, or which would be materially inconsistent with the assumptions underlying the projections contained in the Confidential Information Memorandum of SSCC dated October 1998, and no injunction or other restraining order shall have been issued or a hearing therefor be pending or noticed with respect to SSCC, Stone or any of their respective subsidiaries concerning the Merger, the Transactions, the Loan Documents or the transactions contemplated hereby or thereby.

               (m) The consummation of the Transactions will not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, (A) any indenture relating to any Indebtedness of SSCC or any of its Subsidiaries or (B) any other agreement of SSCC or any of its Subsidiaries and the Lenders shall have received one or more legal opinions to such effect, on terms satisfactory to the Lenders, from counsel to SSCC, JSCE and the Borrower.

               (n) There shall not have occurred or become known to SSCC, JSCE or the Borrower any material adverse condition affecting, or material adverse change with respect to, (i) the results of operations, condition (financial or otherwise), or prospects of SSCC and




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        its Subsidiaries, taken as a whole, since December 31, 1997 or (ii) the results of operations or condition (financial or otherwise) of Stone and its Subsidiaries, taken as a whole, since June 30, 1998 (except for the matters disclosed in Stone's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 1998).

               (o) On or prior to the Restatement Date, there shall have been delivered to the Senior Managing Agents true, correct and complete copies of the Merger Documents, and all terms of the Merger Documents shall be reasonably satisfactory in form and substance to the Senior Managing Agents. The Merger Documents and the transactions contemplated thereby shall have been duly approved by the board of directors and the stockholders of SSCC, JSC Acquisition and Stone, all of the Merger Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. All representations and warranties contained in the Merger Documents are true and correct in all material respects both prior to and after giving effect to the effectiveness of this Agreement and the consummation of the Merger, each of the conditions precedent to the obligations of SSCC, JSC Acquisition and Stone to consummate the Merger as set forth in the Merger Documents shall have been satisfied, and prior to or substantially simultaneously with the effectiveness of this Agreement, the Merger shall have been consummated in accordance with the Merger Documents and all applicable laws, rules and regulations.

               (p) The Senior Managing Agents shall have received true, correct and complete copies of the Fernandina Acquisition Documents which shall be in form and substance reasonably satisfactory to the Senior Managing Agents. The Fernandina Acquisition Documents and the transactions contemplated thereby shall have been duly approved by the board of directors of the Borrower and SPC, all Fernandina Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. All representations and warranties contained in the Fernandina Acquisition Documents are true and correct in all material respects both prior to and after giving effect to the effectiveness of this Agreement and the consummation of the Fernandina Acquisition, each of the conditions precedent to the obligations of the Borrower and SPC to consummate the Fernandina Acquisition as set forth in the Fernandina Acquisition Documents shall have been satisfied, and prior to or substantially simultaneously with the effectiveness of this Agreement, the Fernandina Acquisition shall have been consummated in accordance with the Fernandina Acquisition Documents and all applicable laws, rules and regulations.


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               (q) The Senior Managing Agents shall have received true, correct and complete copies of the MSLEF Purchase Documents which shall be in form and substance reasonably satisfactory to the Senior Managing Agents. The MSLEF Purchase Documents and the transactions contemplated thereby shall have been duly approved by the board of directors of SIBV and JSG, all MSLEF Purchase Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. All representations and warranties contained in the MSLEF Purchase Documents are true and correct in all material respects both prior to and after giving effect to the effectiveness of this Agreement and the consummation of the MSLEF Purchase, each of the conditions precedent to the obligations of SIBV and JSG to consummate the MSLEF Purchase as set forth in the MSLEF Purchase Documents shall have been satisfied, and prior to or substantially simultaneously with the effectiveness of this Agreement, the MSLEF Purchase shall have been consummated in accordance with the MSLEF Purchase Documents and all applicable laws, rules and regulations.

               (r) The Senior Managing Agents shall have received true, correct and complete copies of the SSCC Loan Documents which shall be in form and substance reasonably satisfactory to the Senior Managing Agents. The SSCC Loan Documents and the transactions contemplated thereby shall have been duly approved by the board of directors and, to the extent required under applicable laws, the stockholders of SSCC and the Borrower, all SSCC Loan Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. All representations and warranties contained in the SSCC Loan Documents are true and correct in all material respects both prior to and after giving effect to the effectiveness of this Agreement and the consummation of the Merger. Prior to or substantially simultaneously with the effectiveness of this Agreement, the SSCC Loan shall have been made in accordance with the SSCC Loan Documents and all applicable laws, rules and regulations.

               (s) The Senior Managing Agents shall have received true, correct and complete copies of the Restatement Date Dividend Documents which shall be in form and substance reasonably satisfactory to the Senior Managing Agents. The Restatement Date Dividend Documents and the transactions contemplated thereby shall have been duly approved by the board of directors and, to the extent required under applicable laws, the stockholders of the Borrower and JSCE, all Restatement Date Dividend Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Prior to or substantially simultaneously with the effectiveness of this Agreement, the Restatement Date Dividends shall have been paid in accordance with the Restatement Date Dividend Documents and all applicable laws, rules and regulations.

               (t) The Senior Managing Agents shall have received true, correct and complete copies of the Stone Capital Contribution Documents which shall be in form and substance reasonably satisfactory to the Senior Managing Agents. The Stone Capital Contribution Documents and the transactions contemplated thereby shall have been duly approved by the board of directors and the stockholders, of SSCC and Stone, all Stone Capital Contribution

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        Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Prior to or simultaneously with the effectiveness of this Agreement, Stone shall have received gross cash proceeds of not less than $290,000,000 from SSCC as an investment in the form of common equity (the "Stone Capital Contribution") in accordance with the Stone Capital Contribution Documents, and all of the proceeds of the Stone Capital Contribution shall have been used by Stone, together with the net proceeds of the Stone Snowflake Sale, to (A) repay outstanding revolving loans and supplemental revolving loans under the Stone Credit Agreement, (B) repay Stone's 11-7/8% Senior Notes (including interest thereon) maturing December 1, 1998 (or make provision for the escrow of such funds in form and substance satisfactory to the Senior Managing Agents), and (C) pay certain fees and expenses in connection with the foregoing transactions.

               (u) Prior to or substantially simultaneously with the effectiveness of this Agreement, the Stone Credit Agreement shall have been amended in a form and manner satisfactory to the Senior Managing Agents.

               (v) The Senior Managing Agents shall have received a written solvency certificate from the Chief Financial Officer of the Borrower in form and substance satisfactory to the Senior Managing Agents.

        In the event that all of the foregoing conditions precedent have not been satisfied or waived on or before December 31, 1998, this Agreement shall be of no further force and effect and the Existing Credit Agreement shall continue in full force and effect.

                                   ARTICLE VI

                              Affirmative Covenants

        Each of SSCC, JSCE and the Borrower covenants and agrees with each Lender, the Administrative Agent, each Senior Managing Agent and Managing Agent, the Fronting Bank and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of its Subsidiaries to:

        SECTION 6.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 7.05.

               (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, trademarks, trade names, privileges and franchises necessary or desirable in the normal conduct of its business, except for any trademarks, trade names or franchises that are not material to the business of the Borrower and its Subsidiaries taken as a

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whole; maintain and operate such business in substantially the manner in which it is currently conducted and operated; and at all times keep all property useful and necessary in its business in good, working order and condition to the extent required by sound business practices.

        SECTION 6.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of established repute in the same general area engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by law and, with respect to the Mortgaged Properties, as is required by the Mortgages.

        SECTION 6.03. Obligations and Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon or in respect of its property or assets, as well as all claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books, in accordance with GAAP, adequate reserves with respect thereto and such contest operates to suspend enforcement of a Lien and, in the case of a Mortgaged Property or other material property or asset, there is no material risk of forfeiture of such property.

        SECTION 6.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender and each Lender:

               (a) in the case of JSCE, within 90 days after the end of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of such Person and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by Ernst & Young LLP or other independent auditors of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of such Person on a consolidated basis in accordance with GAAP;

               (b) in the case of JSCE, within 45 days after the end of each of the first three fiscal quarters of each fiscal year, (i) its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of such Person and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then-elapsed portion of the fiscal year and (ii) a narrative discussion of the results of


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        operations of JSCE in a form reasonably satisfactory to the
        Senior Managing Agents (it being understood that, in the case of clause
        (i) above, such information shall be in reasonable detail and certified by a Financial Officer of JSCE, as fairly presenting the financial condition and results of operations of JSCE on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments);

               (c) in the case of JSCE, within 30 days after the end of each month (other than the last month of any fiscal quarter), its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of such Person and its consolidated Subsidiaries as of the close of such month and the results of its operations and the operations of such Subsidiaries during such month and the then-elapsed portion of the fiscal year;

               (d) concurrently with any delivery of financial statements of JSCE under paragraph (a) or (b) above, a certificate of a Financial Officer of such Person (i) certifying that, after due investigation and reasonable inquiry, no Default or Event of Default has occurred or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Senior Managing Agents of the ratios contemplated by Section 2.06(c) and demonstrating compliance with the covenants contained in Sections 7.01, 7.02, 7.03, 7.04, 7.06, 7.13,
        7.14 and 7.15;

               (e) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm opining on such statements (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) certifying (i) whether in connection with its audit examination any Default or Event of Default has come to its attention and, if such event has come to its attention, the nature and extent thereof and (ii) that based on its audit examination, nothing has come to its attention that leads it to believe that the information contained in the certificate delivered therewith pursuant to paragraph (d) above is not correct;

               (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials (other than (i) the exhibits to registration statements and (ii) any registration statements on Form S-8 or its equivalent) filed by SSCC, JSCE, the Borrower or SNC or any of their respective Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of such Commission, or with any national securities exchange, or distributed to any such Person's shareholders (other than SSCC, JSCE, or the Borrower), as the case may be;

               (g) as soon as available, and in any event no later than 60 days after each fiscal year, a consolidated annual plan, prepared in accordance with JSCE's normal accounting procedures applied on a consistent basis, for the next fiscal year of JSCE;

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               (h) upon the earlier of (i) 90 days after the end of each fiscal year of JSCE and (ii) the date on which the financial statements of JSCE are delivered pursuant to paragraph (a) above, a certificate of a Financial Officer of JSCE setting forth, in detail satisfactory to the Senior Managing Agents, the amount of Excess Cash Flow, if any, for such fiscal year;

               (i) promptly from time to time, such other information regarding the operations, business affairs and financial condition of SSCC, JSCE, the Borrower or SNC, or compliance with the terms of any Loan Document, as the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender or any Lender may reasonably request; and

               (j) a copy of all notices (other than notices regarding any scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of the Borrower to the holders of any Subordinated Indebtedness, Senior Notes or 1993 Senior Notes.

        SECTION 6.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent and each Lender prompt written notice of the following:

               (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

               (b) the filing or commencement of, or any notice to any Loan Party or any Subsidiary thereof of the intention of any Person to file or commence, any action, suit or proceeding (whether at law or in equity or by or before any Governmental Authority or any arbitrator, against any Loan Party or any Subsidiary thereof) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

               (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect; and

               (d) any transaction, event or development that results in any Loan Party or any Subsidiary thereof owning a parcel (or adjoining parcels) of real property or Timberland Property that (i) is not a Mortgaged Property and (ii) has a fair market value, as reasonably determined in good faith by the board of directors of such Loan Party (such property being referred to herein as "After-Acquired Mortgage Property"), in excess of $500,000.

        SECTION 6.06. ERISA. (a) Comply in all material respects with the applicable provisions of ERISA and (b) furnish to the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender and each Lender (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of SSCC, JSCE or the Borrower or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability

                                      -84-






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of SSCC, JSCE or the Borrower or any of their respective Subsidiaries to the
PBGC in an aggregate amount exceeding $5,000,000, a copy of the notice of such event required to be given to the PBGC or, if notice is not so required, a statement of a Financial Officer of SSCC, JSCE or the Borrower, as the case may be, setting forth in reasonable detail the nature of such event and the action proposed to be taken with respect thereto, (ii) promptly after receipt thereof, a copy of any notice SSCC, JSCE or the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a copy of such notice and a statement of a Financial Officer of SSCC, JSCE or the Borrower, as the case may be, setting forth in reasonable detail the nature of such failure and the action proposed to be taken with respect thereto and (iv) promptly and in any event within 30 days after receipt thereof by SSCC, JSCE or the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by SSCC, JSCE or the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

        SECTION 6.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any representatives designated by the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent or any Lender to visit and inspect the properties and financial records of the Loan Parties and any Subsidiary thereof at reasonable times and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent or any Lender to discuss at such reasonable times and at such reasonable intervals as may be reasonably requested the affairs, finances and condition of any Loan Party or any Subsidiary thereof or any properties of any Loan Party or any Subsidiary thereof with the officers thereof and independent accountants therefor.

        SECTION 6.08. Use of Proceeds. Use the proceeds of the Loans and the Letters of Credit solely for the purposes set forth in the introductory statement to this Agreement.

        SECTION 6.09. Compliance with Law. Comply with the requirements of all applicable laws, rules, regulations, court orders and decrees, and orders of any Governmental Authority, that are applicable to it or to any of its properties, except where noncompliance could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 6.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust), that may be required under applicable law or which the Required Lenders, the Administrative Agent, either Senior



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Managing Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents.

               (b) In addition, from time to time, the Loan Parties, at their cost and expense, will promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of their assets and properties as the Administrative Agent, either Senior Managing Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Loan Parties and their respective Subsidiaries (including real and other properties acquired after the date hereof, but excluding (i) Program Receivables and (ii) the real properties and fixtures owned on the date hereof by SNC). Such security interests and Liens will be created under the Security Documents or such other security agreements, mortgages, deeds of trust and other instruments and documents as are satisfactory to the Required Lenders, and SSCC, JSCE or the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies, surveys and lien searches) as the Administrative Agent, either Senior Managing Agent or the Required Lenders shall reasonably request to evidence compliance with this Section 6.10. SSCC, JSCE or the Borrower agree to provide such evidence as the Administrative Agent, either Senior Managing Agent or the Required Lenders shall reasonably request as to the perfection and priority status of each such security interest and Lien.

               (c) Notwithstanding the provisions of paragraph (b) above, (i) no After-Acquired Mortgage Property with a fair market value (as determined by the Collateral Agent in its reasonable judgment, it being understood that the purchase price shall be indicative thereof) (the "Fair Market Value") of less than $1,000,000 shall be subject to the provisions of paragraph (b) above and
(ii) each item of After-Acquired Mortgage Property with a fair market value of at least $1,000,000 but less than $10,000,000 shall not be subject to the provisions of paragraph (b) above unless and until the aggregate Fair Market Value of all items of After-Acquired Mortgage Property described in this clause
(ii) acquired after the Closing Date and not pledged to the Collateral Agent pursuant to the next sentence equals or exceeds $50,000,000. On each occasion that the Fair Market Value of all items of After-Acquired Mortgage Property described in clause (ii) of the immediately preceding sentence shall equal or exceed $50,000,000, all such property (and not merely the portion of the property in excess of $50,000,000) shall be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to paragraph (b) above and, after such pledge, the provisions of such clause (ii) shall apply to subsequently acquired After-Acquired Mortgage Property described in such clause.

               (d) Except with respect to the Material Subsidiaries contemplated by Section 7.11(d), cause (i) each Material Subsidiary organized under the laws of the United States or any political subdivision thereof created or acquired by it from time to time and (ii) each Subsidiary or Inactive Subsidiary prior to becoming such a Material Subsidiary, to undertake the obligation of and to become a Guarantor pursuant to the Guarantee Agreement and a party to the applicable Security Documents to which it is not then a party pursuant to one or more instruments or agreements


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satisfactory in form and substance to the Collateral Agent. In addition, SSCC,
JSCE or the Borrower, shall, or shall cause its Subsidiaries to, pledge the capital stock of any such Subsidiary to the Collateral Agent for the benefit of the Secured Parties pursuant to a Pledge Agreement (or supplement to a Pledge Agreement) satisfactory in form and substance to the Collateral Agent. Furthermore, in the event that any Loan Party makes a Material Investment (other than Investments made by SSCC in the form of, or made in connection with, (x) the consummation of the Merger pursuant to the terms of the Merger Documents and any issued and outstanding capital stock of Stone owned by SSCC, (y) the Stone Capital Contribution and (z) any Additional Stone Capital Contributions), the Investor shall promptly pledge such Investment to the Collateral Agent pursuant to a Pledge Agreement (or supplement to a Pledge Agreement) satisfactory in form and substance to the Collateral Agent. Notwithstanding the foregoing, no Person shall be obligated to pledge more than 65% of the capital stock of any Subsidiary that is organized outside the United States or a political subdivision thereof.

               (e) In the event that any survey of Mortgaged Property discloses any matter (including any encroachment or violation of an existing easement or restrictive covenant) the effect of which is to detract materially from the value of the property subject thereto or to interfere in any material respect with the ordinary conduct of the business of any Loan Party or any of their respective Subsidiaries, such Loan Party shall, upon request by the Administrative Agent, use reasonable efforts (or cause its Subsidiary that is the user or owner of the Mortgaged Property in question to use reasonable efforts) to cause such matter to be corrected or otherwise resolved to the reasonable satisfaction of the Administrative Agent.

               (f) Within 90 days following the Closing Date, (i) each of the Security Documents, in form and substance satisfactory to the Senior Managing Agents, relating to the Mortgaged Properties located at (x) 817 East 27th Street, Pierce County, Tacoma, Washington, (y) 6385 Cochran Road, Cuyahoga County, Solon, Ohio, and (z) 6701 South Freeway, Tarrant County, Fort Worth, Texas, shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) each of such Mortgaged Properties shall not be subject to any Lien other than those permitted under Section 7.02, (iii) each of such Security Documents shall have been filed and recorded in the recording office as specified on Schedule 4.19(c) (or a lender's title insurance policy, in form and substance acceptable to the Collateral Agent, insuring such Security Document as a first lien on such Mortgaged Property (subject to any Lien permitted by Section 7.02) shall have been received by the Collateral Agent) and, in connection therewith, the Collateral Agent shall have received evidence satisfactory to it of each such filing and recordation, (iv) the Collateral Agent shall have received such other documents, including a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be requested by the Collateral Agent and the Lenders, insuring the Mortgages as valid first liens on the Mortgaged Properties, free of Liens other than those permitted under Section 7.02, together with such surveys, abstracts, appraisals, environmental assessments and legal opinions required to be furnished pursuant to the terms of the Mortgages or as reasonably requested by the Collateral Agent or the Lenders and (v) the Administrative Agent shall have received, on behalf of itself, the Senior Managing Agents, the Lenders, the Swingline Lender and the Fronting Bank, a favorable written opinion of local counsel




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in each jurisdiction in which any Mortgaged Property is located, substantially to the effect set forth in Exhibit H-3, in each case addressed to the Senior Managing Agents, the Administrative Agent, the Managing Agents, the Fronting Bank, the Lenders, the Swingline Lender and the Collateral Agent.

        SECTION 6.11. Material Contracts. Maintain in full force and effect (including exercising any available renewal option), and without amendment or modification, each Material Contract, unless the failure so to maintain any such Material Contract (or any amendment or modification thereto) could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

        SECTION 6.12. Environmental Matters. (a) Promptly give notice to the Senior Managing Agents upon becoming aware of (i) any violation of any Environmental Law, (ii) any claim, inquiry, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third party claimant or (iii) the discovery of the release of any Hazardous Material at, on, under or from any of the Real Properties or any facility or equipment thereat in excess of reportable or allowable standards or levels under any Environmental Law, or in a manner or amount that could reasonably be expected to result in liability under any Environmental Law, in each case that could reasonably be expected to result in a Material Adverse Effect.

               (b) Upon discovery of the presence on any of the Real Properties of any Hazardous Material that is in violation of, or that could reasonably be expected to result in liability under, any Environmental Law, in each case that could result in a Material Adverse Effect, take all necessary steps to initiate and expeditiously complete all remedial, corrective and other action to eliminate any such adverse effect, and keep the Senior Managing Agents informed of such actions and the results thereof.

        SECTION 6.13. Distribution of Gross Export Revenues. In the case of the Borrower, cause JSC International to distribute the gross export revenues received by JSC International from the Borrower (a) to the Borrower in an amount equal to the portion of gross export revenues that is not tax-exempt under
Section 922 et seq. of the Code as a repayment of the Borrower's advance to JSC International to the extent thereof, and as a dividend to the extent that such non-tax-exempt gross export revenues exceed the Borrower's advance to JSC International, and (b) to the Borrower, as a dividend, in an amount equal to the portion of gross export revenues that is tax-exempt under the Code, in each case on the same Business Day that such gross export revenues are received by JSC International, and in no event later than the next Business Day.

        SECTION 6.14. Y2K. Take all commercially reasonable actions necessary and commit adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process dates, including dates before, on and after January 1, 2000, without experiencing any Y2K Problem that could cause a Material Adverse Effect.

        SECTION 6.15. Maintenance of Corporate Separateness. Satisfy, and cause each of its Subsidiaries to satisfy, customary corporate formalities, including the maintenance of corporate




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records. No Loan Party nor any Subsidiary of the Loan Parties shall make any payment to a creditor of SSCC or any of its subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries) in respect of any liability of SSCC or any of its subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries), and no bank account of SSCC or any of its subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries) shall be commingled with any bank account of SSCC, JSCE or the Borrower or any Subsidiary of the Loan Parties. Any financial statements distributed to any creditors of SSCC or any of its subsidiaries shall, to the extent permitted under GAAP, clearly establish the corporate separateness of SSCC and it subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries) from SSCC, JSCE or the Borrower and each of its Subsidiaries. No Loan Party nor any Subsidiary of the Loan Parties shall take any action, or conduct its affairs in a manner, which is reasonably likely to result in the corporate existence of SSCC or its subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries), on the one hand, and of SSCC, JSCE or the Borrower or any Subsidiary of the Loan Parties, on the other hand, being ignored, or in the assets and liabilities of SSCC, JSCE or the Borrower or any Subsidiary of SSCC, JSCE or the Borrower being substantively consolidated with those of SSCC or any of its subsidiaries (other than the Loan Parties and the Loan Parties' Subsidiaries) in a bankruptcy, reorganization or other insolvency proceeding.

                                   ARTICLE VII

                               Negative Covenants

        Each of SSCC, JSCE and the Borrower covenants and agrees with each Lender, the Administrative Agent, each Senior Managing Agent and Managing Agent, the Fronting Bank and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders or, as specified in Section 7.06(d), the Supermajority Lenders shall otherwise consent in writing, it will not, and will not cause or permit any of its Subsidiaries to:

        SECTION 7.01. Indebtedness. Create, incur, assume or permit to exist any Indebtedness, except, without duplication:

               (a) the 1993 Senior Notes, the Senior Notes and Guarantees in respect of each thereof, the other Indebtedness existing on the Closing Date and set forth on Schedule 7.01(a) and Indebtedness of JSF incurred pursuant to the Receivables Program Documents;

               (b) in the case of the Borrower, Indebtedness created hereunder and under the Loan Documents;

               (c) in the case of each Guarantor, its Guarantee of the Obligations pursuant to the Guarantee Agreement;

               (d) Indebtedness of JSCE or any of its Subsidiaries the net proceeds of which are used substantially concurrently to refinance Indebtedness described in paragraph (a) above




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        so long as (i) such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced plus the amount of any premiums required to be paid thereon, (ii) such Indebtedness has a later final maturity than the Tranche B Maturity Date and a longer weighted average life than the Term Loans and (iii) each of the covenants, events of default and other provisions thereof (including any Guarantees thereof) shall be no more adverse to the Lenders than those contained in the Indebtedness being refinanced unless each of such provisions is approved in writing by the Required Lenders; provided, however, that, if the proceeds of Revolving Loans are used to repurchase or redeem any 10-Year Senior Notes, the Borrower may incur Indebtedness otherwise meeting the requirements of this paragraph (d) (as if such Indebtedness were used to refinance such 10-Year Senior Notes) to repay such Revolving Loans;

               (e) in the case of the Borrower and its Material Subsidiaries, Capital Lease Obligations in an amount not to exceed $300,000,000 when added to the amount of (i) all other Capital Lease Obligations then existing (other than Capital Lease Obligations described in paragraph
        (a) above), (ii) all outstanding Indebtedness (other than Indebtedness incurred under this Agreement) created, incurred or assumed in respect of the purchase or construction price of property and (iii) all outstanding bonds described in paragraph (i) below;

               (f) Indebtedness of the Borrower and the Subsidiaries created, incurred or assumed in respect of the purchase or construction of property of the Borrower and the Subsidiaries and any refinancings thereof, provided that (i) the amount of such Indebtedness, when added to the amount of (x) all other Indebtedness (other than Indebtedness incurred under this Agreement) of the Borrower then existing that was created, incurred or assumed in respect of the purchase or construction of property, (y) all then-existing Capital Lease Obligations (other than Capital Lease Obligations described in paragraph (a) above) and (z) all outstanding bonds described in paragraph (i) below, does not exceed $300,000,000; (ii) such Indebtedness to be created, incurred or assumed in respect of the purchase or construction price of property shall be so created, incurred or assumed substantially contemporaneously with such purchase or construction (and in any event not later than 90 days after the earlier to occur of either the placement in service of, or the final payment on, such property); and (iii) such Indebtedness is not secured by any Lien other than a Lien permitted by Section 7.02(a)(vi);

               (g) Indebtedness of the Borrower evidencing obligations to make payments in respect of rights to cut, harvest or otherwise acquire timber on property owned by any other Person, provided that the aggregate amount of such Indebtedness shall not exceed $10,000,000 at any time outstanding;

               (h) Indebtedness of the Borrower and its Material Subsidiaries in respect of letters of credit that are not secured by any of the Collateral not exceeding in the aggregate $25,000,000 at any time;

               (i) Indebtedness of the Borrower consisting of industrial development bonds and pollution control bonds, provided that the amount of any such bonds shall not at any time




                                      -90-






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        exceed $300,000,000 when added to the amount of (i) all other outstanding industrial development bonds and pollution control bonds,
        (ii) all then-existing Capital Lease Obligations (other than Capital Lease Obligations described in paragraph (a) above) and (iii) all outstanding Indebtedness created, incurred or assumed in respect of the purchase or construction price of property;

               (j)     Rate Protection Agreements and Currency Agreements;

               (k) Indebtedness incurred in connection with (i) Permitted Equipment Financings in an aggregate principal amount of up to $100,000,000 or (ii) Permitted Timber Financings;

               (l) Guarantees by JSCE of Indebtedness of the Borrower permitted under this Section 7.01;

               (m) Guarantees of obligations or Indebtedness not otherwise provided for above, to the extent that such Indebtedness is incurred in the ordinary course of business and does not exceed $25,000,000 in the aggregate at any time outstanding;

               (n) intercompany loans and advances permitted by Section 7.04;
        and

               (o) Indebtedness of the Borrower to JSF arising because any sale or purported sale of Program Receivables to JSF is required to be recharacterized as a loan.

        SECTION 7.02. Liens. (a) Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

               (i) any Lien created under the Loan Documents;

               (ii) Liens securing any Permitted Equipment Financing and any Permitted Timber Financing;

               (iii) the Liens granted pursuant to the Receivables Program Documents;

               (iv) Liens securing Indebtedness of P.U.I. not in excess of $15,000,000 at any time outstanding;

               (v) Liens securing Capital Lease Obligations pursuant to Capital Leases existing on the Closing Date;

               (vi) Permitted Liens; and

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               (vii) Liens securing Capital Lease Obligations permitted by
        Section 7.01(e); provided, however, that any such Lien shall only cover the property subject to the applicable Capital Lease Obligation.

               (b) Enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, except (i) with respect to specific property encumbered to secure payment of particular Indebtedness permitted hereunder and Margin Stock and (ii) the Senior Note Indentures and the 1993 Senior Note Indenture.

        SECTION 7.03. Sale/Leaseback Transactions. Enter into any Sale/Leaseback Transaction other than (a) Permitted Equipment Financings in an aggregate principal amount of up to $100,000,000 or (b) any Permitted Timber Financing.

        SECTION 7.04. Investments, Loans and Advances. Have outstanding or make any loan or advance to or have or make any Investment in any other Person or suffer to exist any such loan or advance or Investment, except as set forth on
Schedule 7.04 and except:

               (a)     Permitted Investments;

               (b) loans, advances or other Investments made by the Borrower or any Subsidiary of the Borrower to or in any Domestic Subsidiary of the Borrower and, in the case of loans and advances, evidenced by an Intercompany Note, or made by any Subsidiary of the Borrower to the Borrower, in each case in the ordinary course of business and in an aggregate amount not to exceed $25,000,000 at any time;

               (c) any loans or advances made by the Borrower or any Subsidiary of the Borrower to, or Investments made by the Borrower or any Subsidiary of the Borrower in, any Foreign Subsidiary and Guarantees provided by the Borrower of obligations of such Foreign Subsidiary, in the case of this clause (c) in an aggregate amount not to exceed $25,000,000 at any time;

               (d) loans or advances evidenced by an Intercompany Note and made by any Loan Party to any other Loan Party (other than SSCC);

               (e)     [Intentionally Omitted];

               (f) Investments consisting of non-cash consideration received in connection with a sale of assets permitted under Sections 7.05 and 7.16;

               (g) the Restatement Date Dividends, the SSCC Loan and the Stone Capital Contribution, all as consummated on the Restatement Date pursuant to the terms and conditions of the Transaction Documents, additional Investments made by SSCC in Stone after the Restatement Date in an aggregate amount not exceeding $100,000,000 ("Additional Stone Capital Contributions"), and so long as no Default or Event of Default shall have


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        occurred and be continuing at the time thereof or immediately after giving effect thereto, loans or advances made by the Borrower to JSCE and/or SSCC and by JSCE to SSCC for the sole purpose of making Additional Stone Capital Contributions, all on terms and conditions, and pursuant to documentation in form and substance, satisfactory to the Senior Managing Agents;

               (h) Investments by SSCC in JSCE and Investments by JSCE in the Borrower;

               (i) Investments by SSCC utilizing proceeds received by SSCC of cash capital contributions made by JSG or any of its Affiliates (other than JSCE or any of its Subsidiaries) in SSCC; and

               (j) Investments (other than Investments in Stone and its subsidiaries) not described in clauses (a) through (i) above and not exceeding in the aggregate $50,000,000, provided that the aggregate amount of Investments permitted to be made by SSCC under this clause (j) shall not exceed $15,000,000.

        SECTION 7.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all its assets, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person except:

               (a) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (i) any wholly owned Domestic Subsidiary of SSCC may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any wholly owned Domestic Subsidiary of the Borrower may merge into or consolidate with any other wholly owned Domestic Subsidiary of the Borrower in a transaction in which the surviving entity is a wholly owned Domestic Subsidiary of the Borrower, provided that, in each case, (x) no Person other than the Borrower or a wholly owned Domestic Subsidiary of the Borrower receives any consideration and (y) in the event that any Loan Party is a party to such merger or consolidation and is not the surviving entity, the surviving entity shall, simultaneously with such merger or consolidation, assume all the obligations of such Loan Party hereunder and under the other Loan Documents;

               (b) purchases of inventory, equipment and real property in the ordinary course of business;

               (c) acquisitions constituting Consolidated Capital Expenditures permitted by Section 7.13;

               (d) acquisitions constituting Investments permitted by Section 7.04; and



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               (e) consummation of the Merger.

        SECTION 7.06. Restricted Junior Payments. (a) Declare or make, directly or indirectly, any Restricted Junior Payment or set aside any amount for any such purpose.

               (b) Notwithstanding the provisions of Section 7.06(a), (i) the Borrower may pay cash dividends to JSCE to be used by JSCE solely to pay cash dividends to SSCC in accordance with and for the purpose specified in clause
(ii) below, if and to the extent permitted by applicable law, if, at the time of such payment and immediately after giving effect thereto, (x) no Default or Event of Default shall have occurred and be continuing and (y) the aggregate amount of such dividends, together with the aggregate amount of all other cash dividends paid by the Borrower in the fiscal year in which the dividend is proposed to be paid, shall not exceed the least of (A) the Borrower's Portion of Excess Cash Flow, (B) 25% of Consolidated Net Income for the fiscal year preceding the year in which the dividend is proposed to be paid and (C) $22,200,000, (ii) JSCE may pay cash dividends to SSCC and SSCC may pay like dividends to the holders of its Common Stock substantially contemporaneously with the payment of and out of the proceeds of the dividends referred to in clause (i) above, (iii) the Borrower and JSCE may pay the Restatement Date Dividends and SSCC may make the Stone Capital Contribution and (iv) the Borrower may pay cash dividends to JSCE and JSCE may pay like dividends to SSCC solely for the purpose of making Additional Stone Capital Contributions in accordance with Section 7.04(g) if, at the time of such payment and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. The limitations of this Section 7.06 shall not prohibit JSCE or SSCC from paying a dividend in accordance with clauses (i) and (ii) above within 60 days after declaration thereof if, on the declaration date, such dividend could have been paid in compliance with this Section 7.06.

               (c) Notwithstanding the provisions of Section 7.06(a), the Borrower may purchase in the open market shares of Common Stock ("MIP Shares") or options to purchase shares of Common Stock ("MIP Options"), provided that (i) the sum of (x) the aggregate purchase price of all MIP Shares (whether purchased directly in the open market or upon the exercise of MIP Options) and (y) the aggregate purchase price of all MIP Options, together with the aggregate purchase price of all shares of JSG purchased and excluded from the term "Investments", in each case in such fiscal year shall not exceed $15,000,000,
(ii) MIP Shares, including those purchased upon the exercise of MIP Options, shall be purchased exclusively for subsequent distribution as additional compensation to employees of the Borrower pursuant to its management incentive program, (iii) the Borrower shall not knowingly purchase any MIP Shares from any Affiliate (acting as principal in such transaction) of the Borrower and (iv) at the time of any such purchase and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

               (d) In addition to the requirements of Section 10.08(b), which shall be unaffected hereby, no waiver, amendment or modification to (i) the definition of the term "Additional Stone Capital Contributions" or the term "Supermajority Lenders," (ii) Section 7.06(b)(iv), (iii) this Section 7.06(d) or
(iv) any other provision of this Agreement which would permit Restricted Junior Payments or Investments to be made (directly or indirectly) by any Person, the proceeds of which are paid, in whole or in part, to Stone or any of Stone's subsidiaries in excess of those permitted under the terms

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of this Agreement as in effect on the Restatement Date, shall be effective except pursuant to an agreement or agreements in writing entered into by SSCC, JSCE, the Borrower and the Supermajority Lenders.

        SECTION 7.07. Transactions with Stockholders and Affiliates. Except to the extent specifically permitted by the terms of this Agreement, directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity securities of such Person or with any Affiliate of such Person or of any such holder, on terms that are less favorable to such Person than those that could be obtained at the time from Persons who are not such a holder or Affiliate, provided that the foregoing restriction shall not apply to (a) any transaction between such Person and any of its Material Subsidiaries or between any of its Material Subsidiaries, (b) customary fees paid to members of the Board of Directors of such Person and its Subsidiaries, (c) customary compensation (including salaries and bonuses) paid to officers and employees of such Person, (d) payments made pursuant to the Tax Sharing Agreement, (e) management and financial services provided by the Borrower to its Subsidiaries and other entities in which the Borrower has Investments to the extent that such services are provided by the Borrower in the ordinary course of its business and senior management of the Borrower has determined that the providing of such services is in the best interests of the Borrower, (f) the transactions contemplated by the Receivables Program Documents, and the 1992 Stock Option Plan and (g) the Restatement Date Transactions.

        SECTION 7.08. Business. (a) Engage at any time in any business or business activity other than the business currently conducted by it and its Subsidiaries and business activities reasonably related thereto. Without limiting the foregoing, neither SSCC nor JSCE shall engage in any business or conduct any activity other than holding, directly or indirectly, the capital stock of its Subsidiaries, and activities reasonably related thereto.

               (b) In the case of JSC International, engage in any business or business activity, have any liabilities or hold any assets except that JSC International may (i) maintain a bank account with a banking institution reasonably acceptable to the Administrative Agent, (ii) engage in activities consistent with its being a "Foreign Sales Corporation" as such term is defined in Section 922 of the Code, and the regulations promulgated thereunder and (iii) receive advances from the Borrower equal to the gross export revenues of the Borrower.

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        SECTION 7.09. Limitations on Debt Prepayments. (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds with respect to any Indebtedness for borrowed money (other than Indebtedness under the Loan Documents) of SSCC, JSCE, the Borrower or any of their respective Subsidiaries; provided, however, that the foregoing shall not prevent the Borrower from (i) making any payment pursuant to Section 2.12 or 2.13, (ii) refinancing all or any portion of the 10-Year Senior Notes on terms permitted by Section 7.01(d), or
(iii) repurchasing all or any portion of the 10-Year Senior Notes pursuant to the call provision of the 10-Year Senior Note Indenture, provided that at the time of any such repurchase (other than any repurchase permitted by clause (ii) above in connection with a refinancing permitted by Section 7.01(d)), the aggregate outstanding amount of the Term Loans is less than or equal to $750,000,000.

               (b) Permit any amendment, waiver or modification to the terms of the Senior Note Indentures, the 1993 Senior Note Indenture, the Senior Notes or the 1993 Senior Notes or any agreement of the Borrower entered into in connection with the foregoing if the effect of such amendment or modification is to impose additional or increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of such Indebtedness or to require any scheduled or mandatory payment to be made in respect of such Indebtedness prior to the date that such payment would otherwise be due.

        SECTION 7.10. Amendment of Certain Documents. (a) Amend, modify, cancel or grant any waiver with respect to any indenture, note or any other instrument evidencing Indebtedness for money borrowed or preferred or preference stock or pursuant to which any Indebtedness for money borrowed or such stock was issued or issue any securities in exchange for any Indebtedness for money borrowed or any preferred or preference stock; provided, however, that such Person may amend, modify or grant a waiver with respect to any such indenture, note or other instrument if such amendment, modification or waiver does not have the effect of (i) increasing the amounts due in respect of any such indenture, note or other instrument or any interest rate thereunder, (ii) subjecting any property of such Person or any property of any Subsidiary of such Person to any Lien to which it was not so subject immediately prior to any such amendment, modification or waiver, (iii) shortening the maturity or average life of any such Indebtedness for borrowed money or (iv) creating or changing any covenant or similar restriction or event of default having application to such Person to make any such covenant or similar restriction more restrictive on such Person.

               (b) Cause or suffer to exist any amendment or modification to or supplement of the certificate of incorporation or by-laws (other than the amendment to SSCC's certificate of incorporatation and by-laws pursuant to the terms of the Merger Agreement) of such Person, any Loan Document, any Transaction Document or any Basic Agreement, without the prior written consent of the Required Lenders, unless such amendment, modification or supplement is not adverse to the interests of the Lenders hereunder or under the other Loan Documents.

               (c) Permit, cause or suffer to exist any direct or indirect amendment, modification or supplement to any of the Receivables Program Documents unless such amendment, modification or supplement is in form and substance satisfactory to the Senior Managing Agents, provided that (i) any proposed amendment, modification or supplement to the Receivables Program Documents

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



shall first be submitted by the Borrower to the Senior Managing Agents in writing and no such amendment, modification or supplement that, in the opinion of the Senior Managing Agents, has an adverse effect on the Lenders shall be effected unless the prior written consent of the Required Lenders shall have been obtained and (ii) no consent of the Senior Managing Agents or the Required Lenders shall be required for any waiver by the Receivables Program lenders of their rights under the Receivables Program Documents that is not detrimental in any respect to the Borrower or JSF and that is not more restrictive, in any respect, on the Borrower or JSF than the Receivables Program Documents without giving effect to such waiver.

        SECTION 7.11. Limitation on Dispositions of Subsidiary Stock; Creation of Subsidiaries. (a) Directly or indirectly sell, assign, pledge or otherwise encumber or dispose of, or permit any of its Subsidiaries to issue to any other Person, any shares of capital stock or other equity securities of (or warrants, rights or options to acquire shares or other equity securities of) any of its Subsidiaries, except (i) to the extent permitted by the Security Documents and
(ii) to qualify directors if and to the extent required by applicable law.

               (b) Subject to paragraphs (c) and (d) below, have or create any Subsidiary not identified on Schedule 4.08; provided, however, that JSCE or the Borrower may create one or more new Subsidiaries organized under the laws of the United States or any political subdivision thereof if (i) each such Subsidiary is a wholly owned Subsidiary and is designated by JSCE or the Borrower as a Material Subsidiary and (ii) JSCE, the Borrower and each such Subsidiary complies with the applicable provisions of Section 6.10.

               (c) Notwithstanding paragraph (b) above, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, JSCE or the Borrower may create or cause to be created one or more Foreign Subsidiaries provided that (i) each such Subsidiary is a wholly owned Subsidiary and (ii) JSCE, the Borrower and each such Subsidiary complies with the applicable provisions of Section 6.10 (it being understood that (x) no Foreign Subsidiary shall be required to become a party to the Guarantee Agreement or to any Security Document and (y) JSCE or the Borrower, as the case may be, shall not be required to pledge more than 65% of the capital stock of any Foreign Subsidiary pursuant to the Pledge Agreement).

               (d) Notwithstanding paragraph (b) above, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, SSCC may create or cause to be created a wholly owned Subsidiary to be incorporated in the State of Indiana and/or a wholly owned Subsidiary to be incorporated in the State of Alabama, in each case to own and operate certain assets of the Loan Parties located in such states, so long as, upon the incorporation of any such Subsidiary, (i) SSCC shall designate or shall cause to be designated each such Subsidiary as a Material Subsidiary and shall cause each such Subsidiary to become a grantor party to the applicable Security Documents with respect to all its assets, (ii) SSCC shall

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



pledge or cause to be pledged to the Collateral Agent for the benefit of the Secured Parties all the capital stock of each such Subsidiary pursuant to the Pledge Agreement and (iii) SSCC shall cause to be delivered to the Senior Managing Agents and the Collateral Agent such documents and opinions of counsel in connection with the foregoing as may be reasonably requested by the Senior Managing Agents or the Collateral Agent or their counsel.

        SECTION 7.12. Restrictions on Ability of Subsidiaries to Pay Dividends. Permit their respective Subsidiaries to, directly or indirectly, voluntarily create or otherwise voluntarily cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of such Person to
(a) pay dividends or make any other distributions on its capital stock or any other interest or (b) make or repay loans or advances to such Person except, in each case, for encumbrances or restrictions under this Agreement, the 1993 Senior Note Indenture, the Senior Note Indentures and, with respect to JSF, the Receivables Program Documents.

        SECTION 7.13. Capital Expenditures. Incur Consolidated Capital Expenditures, provided that the Borrower and its Subsidiaries may incur Consolidated Capital Expenditures in any fiscal year in an aggregate amount not in excess of $200,000,000; provided, however, that such amount in respect of any fiscal year may be increased by an amount equal to the Borrower's Portion of Excess Cash Flow. In addition, the amount of Consolidated Capital Expenditures in any fiscal year may be further increased by an amount equal to the excess of
(a) $200,000,000 over (b) the amount of Consolidated Capital Expenditures actually made in the immediately preceding fiscal year; provided, however, that amounts so available under this sentence in any fiscal year or years that are not so expended, up to a maximum of $75,000,000 on a cumulative basis, shall be available for any subsequent fiscal year and the amount of Consolidated Capital Expenditures made in any fiscal year shall first be applied against the $200,000,000 amount permitted for such year and thereafter applied to the amount available from prior years. The parties agree that, for purposes of the preceding sentence, the Borrower shall be deemed on the Closing Date to have $75,000,000 in unused Consolidated Capital Expenditures from prior years available for use on and after the Closing Date.

        SECTION 7.14. Consolidated EBITDA. Permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount set forth opposite such date:

        Date                                           Amount

March 31, 1998                                          $235,000,000
June 30, 1998                                           $235,000,000
September 30, 1998                                      $285,000,000
December 31, 1998                                       $285,000,000
March 31, 1999                                          $300,000,000
June 30, 1999                                           $325,000,000
September 30, 1999                                      $325,000,000
December 31, 1999                                       $335,000,000

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





March 31, 2000                                          $335,000,000
June 30, 2000                                           $335,000,000
September 30, 2000                                      $350,000,000
December 31, 2000                                       $375,000,000
March 31, 2001 and thereafter                           $400,000,000

        SECTION 7.15. Interest Coverage Ratio. Permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

        Date                                           Ratio

March 31, 1998                                       1.25 to 1
June 30, 1998                                        1.25 to 1
September 30, 1998                                   1.50 to 1
December 31, 1998                                    1.50 to 1
March 31, 1999                                       1.65 to 1
June 30, 1999                                        1.65 to 1
September 30, 1999                                   1.75 to 1
December 31, 1999                                    1.75 to 1
March 31, 2000                                       2.00 to 1
June 30, 2000                                        2.00 to 1
September 30, 2000                                   2.25 to 1
December 31, 2000 and thereafter                     2.50 to 1

        SECTION 7.16. Disposition of Collateral and other Assets. (a) Sell, lease, assign, transfer or otherwise dispose of any asset or assets constituting all or substantially all the Collateral.

               (b) Sell, lease, assign, transfer or otherwise dispose of any portion of a discrete parcel of Timberland Property (other than pursuant to any Permitted Equipment Financing or any Permitted Timber Financing or to any Material Subsidiary), unless (i) the fair market value of such parcel of Timberland Property is less than $10,000,000 and (ii) the aggregate fair market value of all Timberland Property previously disposed of pursuant to this Section 7.16(b) is less than $50,000,000; provided, however, that the Borrower may exchange any portion of a discrete parcel of Timberland Property for a Substitute Parcel if (A) the fair market value of the Substitute Parcel is at least as great as the fair market value of the parcel of Timberland Property so exchanged, (B) the release of such exchanged Timberland Property complies in all respects with the provisions of Section 7.17 and (C) the Borrower complies in all respects with the applicable provisions of Section 6.10 with respect to the Substitute Parcel.

               (c) Permit any third parties the privilege of entry upon the Mortgaged Property for cutting and removal of Timber, except under contracts pursuant to which such third parties are granted the privilege of cutting or removing Timber for sale, consumption or processing at

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



commercially reasonable rates, provided that (i) as to any single contract, the gross proceeds to be paid in any calendar year shall not exceed $10,000,000,
(ii) as to the aggregate of all such contracts from time to time in effect, such gross proceeds shall not exceed $50,000,000 in any calendar year, and (iii) the Borrower may exchange Timber for other timber ("Substitute Timber") if (x) the fair market value of the Substitute Timber is at least as great as the fair market value of the Timber so exchanged, (y) the release of such Timber complies in all respects with the provisions of Section 7.17 and (z) the Borrower complies in all respects with the applicable provisions of Section 6.10 with respect to the Substitute Timber.

               (d) Except for the sale of Program Receivables as permitted by the Receivables Program Documents, sell, lease, assign, transfer or otherwise dispose of any asset or assets (other than to a Material Subsidiary), in a single transaction or a series of related transactions, having a fair market value in excess of $5,000,000 unless (i) at least 80% of the consideration received by SSCC and its Subsidiaries in connection therewith shall be in cash or cash equivalents and readily marketable securities, (ii) any non-cash consideration shall consist of debt obligations of the purchaser and (iii) if any consideration to be received consists of a note or other debt obligation, such note or other debt obligation shall, either (x) (A) be senior and secured by a first priority security interest in the asset so sold and (B) shall be pledged to the Collateral Agent for the benefit of the Lenders to secure the Obligations pursuant to a written instrument satisfactory to the Collateral Agent or (y) in the case of any portion of any such consideration consisting of readily marketable securities, be sold within 30 days of receipt thereof.

        SECTION 7.17. Disposition of Mortgaged Property. (a) Sell, lease, assign, transfer or otherwise dispose of (other than to a Material Subsidiary) any interest in any Mortgaged Property, including any interest in any Timberland Property (each, a "Release Transaction"), except (i) in compliance with this
Section 7.17, Section 7.05 and Section 7.16 and (ii) in connection with any Permitted Equipment Financing or any Permitted Timber Financing. Upon such compliance, the Borrower shall be entitled to receive from the Collateral Agent an instrument, in form and substance satisfactory to the Collateral Agent (each, a "Release"), releasing (or, at the option of the Borrower assigning) the Lien of any applicable Mortgaged Property. The Borrower shall exercise its rights under this Section 7.17 by delivery to the Collateral Agent of a notice (each, a "Release Notice"), which shall refer to this Section 7.17, describe with particularity the items of property proposed to be covered by the Release and be accompanied by a counterpart of the release fully executed and acknowledged by all parties thereto other than the Collateral Agent and be in form for execution by the Collateral Agent, and a certificate of a Responsible Officer of the Borrower certifying as to the satisfaction of the Release Conditions. The Collateral Agent shall execute, acknowledge (if applicable) and deliver to the Borrower such counterpart within a reasonable time after receipt by the Collateral Agent of a Release Notice and the satisfaction of the Release Conditions. The obligation of the Collateral Agent to deliver any Release, and the Borrower's rights to consummate any sale, lease, assignment, transfer or other disposition of any interest in Mortgaged Property, shall be subject to the following conditions (collectively, the "Release Conditions"):

               (i) no Default or Event of Default shall have occurred and be continuing;

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



               (ii) if such Release relates to only a portion of a discrete parcel of Mortgaged Property, following such sale, transfer or other disposition and release of the Lien of any applicable Mortgage with respect thereto, the affected Mortgaged Property shall have sufficient utility services and sufficient access to public roads, rail spurs, harbors, canals, terminal and other transportation structures for the continued use of such Mortgaged Property in substantially the manner carried on by the Borrower prior to such Release;

               (iii) if such Release relates to only a portion of a discrete parcel of Mortgaged Property, following such sale, transfer or other disposition, the affected Mortgaged Property shall comply in all material respects with applicable laws, rules, regulations and ordinances relating to environmental protection, zoning, land use and building and work place safety;

               (iv) if such Release relates to only a portion of a discrete parcel of Mortgaged Property, following such sale, transfer or other disposition, the value of the affected Mortgaged Property following such Release (exclusive of the value of the released Mortgaged Property) plus the value of the proceeds received for such released Mortgaged Property shall not be less than the value of such Mortgaged Property prior to such Release;

               (v) if such Release relates to only a portion of a discrete parcel of Mortgaged Property (other than Timberland Property), the title insurance company that issued the title insurance relating to the affected Mortgaged Property shall have committed to issue an endorsement to such title insurance policy confirming that after such Release the Lien of the applicable Mortgage continues unimpaired as a first priority Lien upon the remaining Mortgaged Property, subject only to Liens permitted by the terms of the applicable Mortgage to be prior thereto; and

               (vi) except with respect to Timberland Property, the Borrower shall have delivered to the Collateral Agent a survey showing the property proposed to be released.

               (b) In connection with any Release Transaction, the Borrower shall (i) execute, deliver and cause to be recorded, and obtain and deliver, such instruments as the Collateral Agent may reasonably request, including amendments to the Security Documents and this Agreement, and (ii) deliver to the Collateral Agent such evidence of the satisfaction of the Release Conditions as the Collateral Agent may reasonably require. Without limiting the provisions of
Section 10.05, the Borrower shall reimburse the Collateral Agent, the Administrative Agent and the Lenders upon demand for all costs or expenses, including attorneys' fees and disbursements, incurred by each of them in connection with any action contemplated by this Section 7.17.

        SECTION 7.18. Fiscal Year. Cause its fiscal year to end on a date other than December 31.

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



                                  ARTICLE VIII

                                Events of Default

       In case of the happening of any of the following events ("Events of Default"):

               (a) any representation or warranty made or deemed made in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

               (b) default shall be made in the payment of any principal of any Loan or Swingline Loan or LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

               (c) default shall be made in the payment of any interest on any Loan or Swingline Loan or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

               (d) default shall be made in the due observance or performance by SSCC, JSCE or the Borrower of any covenant, condition or agreement contained in Section 6.01, 6.05(a), 6.08 or in Article VII;

               (e) default shall be made in the due observance or performance by any Loan Party or any of their respective Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those defaults specified in paragraph (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent or any Lender to the Borrower;

               (f) any Loan Party or any of their respective Subsidiaries shall
        (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $5,000,000, when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (after giving effect to any applicable grace period), if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;

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



               (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of SSCC, JSCE or the Borrower or any of their respective Material Subsidiaries, or of a substantial part of the property or assets of SSCC, JSCE or the Borrower or any such Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for SSCC, JSCE or the Borrower or any such Material Subsidiary or for a substantial part of the property or assets of SSCC, JSCE or the Borrower or any such Material Subsidiary or (iii) the winding-up or liquidation of SSCC, JSCE or the Borrower or any such Material Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (h) SSCC, JSCE or the Borrower or any of their respective Material Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
        (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for SSCC, JSCE or the Borrower or any such Material Subsidiary or for a substantial part of the property or assets of SSCC, JSCE or the Borrower or any such Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

               (i) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 in any one case or $15,000,000 in the aggregate in all such cases (in each case to the extent not adequately covered by insurance as to which the insurance company has acknowledged coverage pursuant to a writing reasonably satisfactory to the Collateral Agent) shall be rendered against SSCC, JSCE or the Borrower or any of their respective Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 10 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of SSCC, JSCE or the Borrower or any Subsidiary to enforce any such judgment;

               (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of SSCC, JSCE or the Borrower or any of their respective Subsidiaries to the PBGC or to a Plan in an aggregate amount exceeding $25,000,000 and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent pursuant to Section 6.06(b)(i)(A) or after the receipt by the Administrative Agent of the statement required

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



        pursuant to Section 6.06(b)(iii), the Administrative Agent shall have notified the Borrower in writing that (i) the Required Lenders have reasonably determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

               (k) (i) SSCC, JSCE or the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) SSCC, JSCE or the Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), exceeds $25,000,000;

               (l) SSCC, JSCE or the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $25,000,000;

               (m)     there shall have occurred a Change in Control;

               (n) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by SSCC, JSCE or the Borrower or any Guarantor not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in Collateral with a fair market value or book value (whichever is greater) in excess, individually or in the aggregate, of $35,000,000, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement or otherwise take any action within its control (including the filing of Uniform Commercial Code continuation statements);

               (o) any Loan Document shall not be for any reason, or shall be asserted by the Loan Party or any Guarantor party thereto (except as otherwise expressly provided in this Agreement or such Loan Document) not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

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




               (p) the Obligations and the Guarantees thereof pursuant to the Guarantee Agreement shall cease to constitute, or shall be asserted by any Loan Party (except as otherwise expressly provided in this Agreement or such Loan Document) not to constitute, senior indebtedness under the subordination provisions of any Subordinated Indebtedness, or any such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms; or

               (q) there shall be present on, at, or under any of the Mortgaged Properties any Hazardous Materials that could reasonably be expected to result in any liability or obligation under any Environmental Laws, including costs of remediation, fines, penalties, natural resource damages or other damages, in an aggregate amount in excess of $50,000,000;

then, and in every such event (other than an event with respect to the Borrower or any Guarantor described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may and, at the request of the Required Lenders, shall, by notice to the Borrower, take any of or all the following actions, at the same or different times: (i) terminate forthwith the Commitments and the LC Commitment, (ii) declare the Loans and the Swingline Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and the Swingline Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by SSCC, JSCE and the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) exercise any remedies available under any Loan Document or otherwise; and in any event with respect to the Borrower or a Guarantor described in paragraph (g) or (h) above, the Commitments and the LC Commitment shall automatically terminate and the principal of the Loans and the Swingline Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by SSCC, JSCE and the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                   ARTICLE IX

                 The Administrative Agent, the Collateral Agent,
                the Senior Managing Agents and the Fronting Bank

        In order to expedite the transactions contemplated by this Agreement,
(a) The Chase Manhattan Bank is hereby appointed to act as Administrative Agent and Collateral Agent for the Fronting Bank, the Swingline Lender and the Lenders and (b) Bankers Trust Company and The Chase Manhattan Bank are hereby appointed to act as Senior Managing Agents on behalf of the Managing Agents

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



and the Lenders (the Administrative Agent, the Collateral Agent, the Senior Managing Agents and the Managing Agents for purposes of this Article are collectively referred to as the "Agents"). Each of the Lenders, the Fronting Bank and the Swingline Lender hereby irrevocably authorizes each Agent to take such actions on their behalf and to exercise such powers as are specifically delegated to such Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, the Fronting Bank and the Swingline Lender, without hereby limiting any implied authority, (a) to receive all Loan Documents on the Closing Date, (b) to receive on behalf of the Lenders, the Fronting Bank and the Swingline Lender all payments of principal of and interest on the Loans and the Swingline Loans, all payments in respect of LC Disbursements and all other amounts due to the Lenders, the Fronting Bank and the Swingline Lender hereunder, and promptly to distribute to each Lender, the Fronting Bank and the Swingline Lender its proper share of each payment so received, (c) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder and (d) to distribute to each Lender, the Fronting Bank and the Swingline Lender copies of all notices, financial statements and other materials delivered by the Loan Parties pursuant to this Agreement as received by the Administrative Agent (including notices of an occurrence of any Event of Default). The Administrative Agent and the Collateral Agent are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the Program Receivables and the rights of the Secured Parties with respect thereto, in each case as contemplated by and in accordance with the terms and provisions of this Agreement and the Security Documents.

        None of the Agents or the Fronting Bank or any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its, his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Loan Parties or any Guarantor of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders or the Fronting Bank or the Swingline Lender for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, any other Loan Document or any other instruments or agreements. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders (and the Fronting Bank, with respect to Letters of Credit) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders, the Fronting Bank and the Swingline Lender. The Administrative Agent and the Collateral Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by them in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. None of the Agents or the Fronting Bank or any of their respective directors, officers, employees or agents shall have any responsibility to the Loan Parties on account of the failure of or delay in performance or breach by any Lender (or, in the case of the Agents, by the Fronting Bank or the Swingline Lender) of any of its obligations hereunder or to any Lender (or, in the case of the Agents, the Fronting Bank



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or the Swingline Lender) on account of the failure of or delay in performance or breach by any other Lender (or, in the case of the Agents, the Fronting Bank or the Swingline Lender) or the Loan Parties or any Guarantor of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each Agent and the Fronting Bank may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by any of them with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by any of them in accordance with the advice of such counsel.

        The Lenders, the Fronting Bank and the Swingline Lender hereby acknowledge that none of the Agents or the Fronting Bank shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

        Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the Lenders, the Fronting Bank, the Swingline Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a Lender as the successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Fronting Bank, appoint a successor Agent, which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        With respect to the Loans made by it hereunder, each Agent and the Fronting Bank, in its individual capacity and not as Agent or Fronting Bank, as the case may be, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or the Fronting Bank, as the case may be, and each Agent and its Affiliates and the Fronting Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any of their respective Subsidiaries or other Affiliates as if it were not an Agent or the Fronting Bank, as the case may be.

        Each Lender agrees (a) to reimburse each Agent and the Fronting Bank, on demand, in the amount of such Lender's pro rata share (based on its Commitment hereunder) of any expenses incurred for the benefit of the Lenders by such Agent or the Fronting Bank, including fees, disbursements and other charges of counsel and compensation of agents paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Loan Parties and (b) to indemnify and hold harmless each Agent and the Fronting Bank and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as an Agent or the Fronting Bank, as the case may be, or any of them in any



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way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Loan Parties, provided that (i) no Lender shall be liable to any Agent or the Fronting Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or the Fronting Bank, as the case may be, or any of their respective directors, officers, employees or agents and (ii) each Lender that does not have a Revolving Credit Commitment (other than through the termination thereof) shall be under no obligation to reimburse or indemnify the Fronting Bank under clauses
(a) and (b) above.

        Each Lender acknowledges that it has, independently and without reliance upon the Agents, any other Lender, the Fronting Bank or the Swingline Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, any other Lender, the Fronting Bank or the Swingline Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

        None of the Managing Agents shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders in such capacity. Without limiting the foregoing, none of the Managing Agents shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, upon any of the Managing Agents in deciding to enter into this Agreement or in taking or not taking action hereunder or under any other Loan Document.

                                    ARTICLE X

                                  Miscellaneous

        SECTION 10.01. Notices. Except as otherwise expressly permitted herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

               (a) If to either SSCC or JSCE, to it in care of Jefferson Smurfit Corporation (U.S.), Jefferson Smurfit Centre, 8182 Maryland Avenue, St. Louis, MO 63105, Attention of Treasurer (Telecopy No. (314) 746-1281); with a copy to Jefferson Smurfit Group plc, Beech Hill, Clonskeagh, Dublin 4, Ireland, Attention of Treasurer (Telecopy No. (011-353) 1269-4481);

               (b) If to the Borrower, to it at Jefferson Smurfit Centre, 8182 Maryland Avenue, St. Louis, MO 63105, Attention of Treasurer (Telecopy No. (314) 746-1281);



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               (c) If to BTCo, as Senior Managing Agent, to it at 233 South
        Wacker Drive (84th Floor), Chicago, IL 60606, Attention of Loretta Summers and Albert Chung (Telecopy No.

        (312) 993-8218);

               (d) If to Chase, as Administrative Agent, Collateral Agent, Swingline Lender or Senior Managing Agent, to it at 10 South LaSalle Street (23rd Floor), Chicago, IL 60603- 1907, Attention of Jonathan Twichell (Telecopy No. (312) 807-4550); with a copy to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658);

               (e) If to the Fronting Bank, at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto; and

               (f) If to a Lender, at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 10.01. The Administrative Agent shall deliver to the Borrower a copy of each Administrative Questionnaire received by it.

        SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by any Loan Party herein and by the Loan Parties and the Guarantors in the certificates or other instruments prepared or delivered in connection with or pursuant to the Existing Credit Agreement, this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Fronting Bank and the Swingline Lender and shall survive the making by the Lenders of the Loans, the making by the Swingline Lender of the Swingline Loans and the issuance of Letters of Credit by the Fronting Bank, regardless of any investigation made by the Lenders, the Fronting Bank or the Swingline Lender or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments and the LC Commitment have not been terminated.

        SECTION 10.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Senior Managing Agents and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of SSCC, JSCE and the



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Borrower, the Administrative Agent, the Senior Managing Agents, the Fronting
Bank, the Swingline Lender and each Managing Agent and Lender and their respective successors and assigns, except that none of SSCC, JSCE or the Borrower shall have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders (and any attempted assignment by any such Person shall be void).

        SECTION 10.04. Successors and Assigns. (a) Subject to Section 10.03, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of SSCC, JSCE and the Borrower, the Senior Managing Agents, the Administrative Agent, the Fronting Bank, the Swingline Lender, the Managing Agents or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

               (b) Each Lender may assign to one or more assignees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single assignee), including an Affiliate thereof, all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and LC Commitment, the outstanding Letters of Credit and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or, in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of the assigning Lender or by an Affiliate of such investment advisor, each of the Administrative Agent and the Borrower (and, in the case of an assignment of a Lender's Revolving Credit Commitment, the Swingline Lender and the Fronting Bank) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), provided that the consent of the Borrower shall not be required if a Default or an Event of Default under paragraph (b), (c), (g) or (h) of Article VIII has occurred and is continuing on the date of the Assignment and Acceptance, (ii) the Administrative Agent must give notice to BTCo of any assignment (including an assignment to a Lender or an Affiliate of a Lender), provided that the failure of the Administrative Agent to give notice to BTCo of any such assignment shall not affect the validity of such assignment, (iii) except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or, in the case of a Lender that is a fund that invests in bank loans, any other fund that invests in bank loans managed by the same investment advisor or an Affiliate of the investment advisor, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or an amount equal to the remaining balance of such Lender's Commitment), (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of $3,500 and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this
Section 10.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof and in no event shall precede the date of such recording,
(i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under




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this Agreement and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 10.05, as well as to any Fees accrued for its account and not yet paid).

               (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment and LC Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof that have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their obligations under this Agreement or under any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Acceptance and copies of the most recent financial statements delivered pursuant to Section
6.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent, the Senior Managing Agents, the Managing Agents and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, the Senior Managing Agent, the Managing Agents and the Collateral Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.


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               (d) The Administrative Agent, acting for this purpose as agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments and LC Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and SSCC, JSCE and the Borrower, the Administrative Agent, the Fronting Bank, the Swingline Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by SSCC, JSCE, the Borrower, the Fronting Bank, the Swingline Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and the written consent (to the extent required under paragraph (b) above), of the Administrative Agent, the Borrower and/or the Swingline Lender and the Fronting Bank to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

               (f) Each Lender may, without the consent of SSCC, JSCE, the Borrower, the Administrative Agent, the Fronting Bank or the Swingline Lender, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16, 2.20 and 10.05 to the same extent as if they were Lenders, provided that, except as expressly provided in Section 2.20(a), the Borrower shall not be required to reimburse the participating lenders or other entities pursuant to Section 2.14, 2.16, 2.20 or 10.05 in an amount in excess of the amount that would have been payable thereunder to such Lender had such Lender not sold such participation, and (iv) SSCC, JSCE, the Borrower, the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Loan Parties under the Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement (provided that the participating bank or other entity may be provided with the right to approve amendments, modifications or waivers affecting it with respect to (w) any decrease in the Fees payable hereunder with respect to Loans in which the participating bank or other entity has purchased a participation,

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(x) any change in the amount of principal of, or decrease in the rate at which interest is payable on, the Loans in which the participating bank or other entity has purchased a participation, (y) any extension of the final scheduled maturity of any Loan in which the participating bank or other entity has purchased a participation or (z) any release of all or substantially all the Collateral).

               (g) Notwithstanding the limitations set forth in paragraph (b) above, (i) any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank without the prior written consent of the Borrower, the Administrative Agent, the Fronting Bank or the Swingline Lender and (ii) any Lender which is a fund may pledge all or any portion of its rights under this Agreement to its trustee in support of its obligations to its trustee without the prior written consent of the Borrower, the Fronting Banks or the Swingline Lender, provided that no such assignment pursuant to clause (i) or
(ii) shall release a Lender from any of its obligations hereunder or substitute any such Bank or trustee for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank or trustee , the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to the Borrower by the assigning Lender hereunder.

               (h) Except as provided in Section 3.10 and Section 2.22, respectively, neither the Fronting Bank nor the Swingline Lender may assign or delegate any of its respective rights and duties hereunder without the prior written consent of the Borrower and the Senior Managing Agents.

        SECTION 10.05. Expenses; Indemnity. (a) The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent, the Senior Managing Agents, the Fronting Bank, the Swingline Lender and the Collateral Agent in connection with the preparation of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, disbursements and other charges of Winston & Strawn, counsel for the Administrative Agent, the Collateral Agent and the Senior Managing Agents, and, in connection with any such enforcement or protection, the reasonable fees, disbursements and other charges of any other counsel (including allocated costs of internal counsel) for the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent or any Lender. The Borrower further agrees to indemnify the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent and the Lenders from, and hold them harmless against, any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

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               (b) The Borrower agrees to indemnify the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Collateral Agent, the Fronting Bank, the Swingline Lender and each Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, disbursements and other charges, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions, the Restatement Date Transactions and the other transactions contemplated hereby or thereby, (ii) the use of the Letters of Credit or the proceeds of the Loans and the Swingline Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

               (c) The provisions of this Section 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or the Swingline Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Collateral Agent, the Swingline Lender or any Lender. All amounts due under this
Section 10.05 shall be payable on written demand therefor.

        SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized, in addition to any other right or remedy that any Lender may have by operation of law or otherwise, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to exercise its banker's lien or right of setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured.

        SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE MORTGAGES) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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        SECTION 10.08. Waivers; Amendment. (a) No failure or delay on the part of the Administrative Agent, either Senior Managing Agent, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Swingline Lender, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Loan Parties therefrom shall in any event be effective unless the same shall be permitted by paragraphs
(b) or (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Loan Parties in any case shall entitle the Loan Parties to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement or any of the other Loan Documents nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by JSC, JSCE, the Borrower and the Required Lenders, (ii) in the case of the Guarantee Agreement, pursuant to an agreement or agreements in writing entered into by the Guarantors and the Collateral Agent and consented to by the Required Lenders, (iii) in the case of any of the Security Documents, pursuant to an agreement or agreements in writing entered into by the parties thereto and consented to by the Required Lenders or (iv) in the case of a Letter of Credit, pursuant to an agreement or agreements entered into by the Borrower and the Fronting Bank; provided, however, that no such agreement shall (A) change the principal amount of any Loan, extend the final scheduled maturity of any Loan, extend the scheduled date for payment of interest on any Loan, forgive any such payment or any part thereof or reduce the rate of interest on any Loan, in each case without the prior written consent of each Lender affected thereby,
(B) increase the amount or extend the termination date of the Commitment or the LC Commitment or reduce or extend the date for payment of the Fees of any Lender, in each case without the prior written consent of such Lender, (C) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 10.03, the provisions of this Section 10.08(b) or the definition of the term "Required Lenders" without the prior written consent of each Lender, (D) release all or substantially all the Collateral, except as expressly permitted by the Security Documents or this Agreement, without the prior written consent of each Lender, (E) reduce any Tranche A Term Loan Repayment Amount or extend any Tranche A Term Loan Repayment Date (other than the Tranche A Maturity Date), in each case without the prior written consent of Lenders holding Tranche A Term Loans representing at least 75% of the aggregate outstanding principal amount of the Tranche A Term Loans, (F) reduce any Tranche B Term Loan Repayment Amount or extend any Tranche B Term Loan Repayment Date (other than the Tranche B Maturity
Date), in each case without the prior written consent of Lenders holding at least 75% of the aggregate outstanding principal amount of the Tranche B Term Loans, (G) change the allocation of prepayments to be made pursuant to Section 2.12(b) or 2.13(d) or (i) without the prior written consent of (1) Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans and (2) Lenders holding

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



more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans, (H) change the application of prepayments of Tranche A Term Loans pursuant to Section 2.12(b) or 2.13(d) or (i) without the prior written consent of Lenders holding Tranche A Term Loans representing more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans or (I) change the application of prepayments of Tranche B Term Loans pursuant to Section 2.12(b) or 2.13(d) or (i) without the prior written consent of Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans; and provided further, that (I) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Fronting Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Collateral Agent, the Fronting Bank or the Swingline Lender, respectively, (II) any agreement described in clause (E), (F), (G), (H) or (I) above that is consented to by the requisite Lenders as provided therein shall be effective as to the matters described in such clauses even if it shall not have been consented to by the Required Lenders and (III) no such agreement shall release any Guarantor from its obligations under the Guarantee Agreement, without the prior written consent of Lenders holding Loans, a share of the used LC Commitments and unused Commitments representing at least 75% of the sum of (x) the aggregate principal amount of the Loans, (y) the LC Exposure and (z) the aggregate unused Commitments.

        SECTION 10.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or the Swingline Lender, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by such Lender or the Swingline Lender in accordance with applicable law, the rate of interest payable to such Lender or the Swingline Lender hereunder, together with all Charges payable to such Lender or the Swingline Lender, shall be limited to the Maximum Rate.

        SECTION 10.10. Entire Agreement. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Senior Managing Agents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

        SECTION 10.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the

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



other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.11.

        SECTION 10.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 10.13. Counterparts. This Agreement may be executed in two or more counterparts or counterpart signature pages, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03.

        SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        SECTION 10.15. Confidentiality. (a) Each Lender agrees not to disclose to any Person the Information (as defined below) in accordance with such Lender's customary procedures for non- disclosure of confidential information of third parties of this nature and in accordance with safe and sound lending practices without the prior written consent of the Borrower, which consent shall not be unreasonably withheld, except that any Lender shall be permitted to disclose Information (i) to its and its Affiliates' officers, directors, employees, agents and representatives (including its auditors and counsel) or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to be bound by the provisions of this Section 10.15); (ii) to the extent
(A) required by applicable laws and regulations or by any subpoena or similar legal process or (B) requested or required by any regulatory authority or The National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement,
(B) becomes available to such Lender on a non-confidential basis from a source other than a Loan Party or its Affiliates or (C) was available to such Lender on a non-confidential basis prior to its disclosure to such Lender by a Loan Party or its Affiliates; (iv) to any actual or prospective assignee of, or prospective purchaser of a participation in, the rights of such Lender hereunder, in each case subject to paragraph (c) below; or (v) in connection with any suit, action or proceeding relating to the enforcement of rights hereunder or under any other Loan Document or in connection with the transactions contemplated hereby. As used in this Section 10.15, as to any Lender, the term "Information" shall mean the Confidential Information Memorandum and any other materials, documents and information that SSCC, JSCE or the Borrower, or any of their Affiliates may have furnished or may hereafter furnish to any Lender in connection with this Agreement.

               (b) Each Lender agrees that it will use the Information only for purposes related to the transactions contemplated hereby and by the other Loan Documents, provided that (i) if the conditions referred to in any of subclauses
(A) through (C) of clause (iii) of paragraph (a) above are met, such Lender may otherwise use the Information and (ii) if such Lender or any of its Affiliates is otherwise a creditor of a Loan Party, such Lender or any such Affiliate may use the Information in connection with its other credits to such Loan Party.

               (c) Each Lender agrees that it will not disclose any of the Information to any actual or prospective assignee of such Lender or participant in any rights of such Lender under this Agreement unless such actual or prospective assignee or participant first executes and delivers to such Lender or the Borrower a confidentiality letter containing substantially the undertakings set forth in this Section 10.15.

        SECTION 10.16. Jurisdiction; Consent to Service of Process. (a) Each of SSCC, JSCE and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party or its properties in the courts of any jurisdiction.

               (b) Each of SSCC, JSCE and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 10.17. Receivables Program. The Lenders hereby acknowledge and agree that the transfer of Program Receivables by SNC to the Borrower, and the transfer of Program Receivables by the Borrower to JSF pursuant to the Receivables Program, constitute true and valid sales for consideration (or, in the case of Program Receivables contributed by the Borrower to JSF, contributions for consideration), and not a borrowing by the Borrower or SNC from JSF secured by such Program Receivables.

        SECTION 10.18. Florida Real Property. The parties hereto hereby acknowledge that the Revolving Loans are secured by real and personal property located both inside and outside the State of Florida and hereby agree that for purposes of calculating intangible taxes due under Section 199.133, Florida Statutes, the first amounts advanced under the Revolving Facility shall be deemed to be the portion allocable to the Collateral consisting of Real Property located in the State of Florida, and such portion allocable to such Collateral shall also be deemed to be the last to be repaid under the terms hereof. Nothing herein shall limit the Secured Parties' right to recover or realize from the Collateral located in the State of Florida amounts in excess of that allocated to the Revolving Loans or to apply amounts so recovered or realized against the Secured Obligations in such order as the Collateral Agent in its sole discretion shall determine.

        SECTION 10.19. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Existing Credit Agreement as of Restatement Date. The parties hereto acknowledge and agree, however, that (i) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Restatement Date, (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (iii) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (iv) all references in the other Loan Documents to this Agreement shall be deemed to refer without further amendment to this Agreement.

        SECTION 10.20. Certain Relationships. Nothing contained in this Agreement and no action taken by the Senior Managing Agents, the Administrative Agent or any Lender pursuant hereto shall be deemed to constitute the Senior Managing Agents, the Administrative Agent or the Lenders a partnership, an association, a joint venture or other entity. Neither the Administrative Agent, any Managing Agent nor any Lender has any fiduciary relationship with or any fiduciary duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent, Managing Agents and the Lenders, on the one hand and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                               SMURFIT-STONE CONTAINER
                               CORPORATION (formerly named
                               JEFFERSON SMURFIT CORPORATION)

                               By:  /s/   Charles A. Hinrichs
                                  --------------------------------------
                               Name:      Charles A. Hinrichs
                               Title:     Vice President and Treasurer

                               JEFFERSON SMURFIT CORPORATION (U.S.)

                               By: /s/   Charles A. Hinrichs
                                  --------------------------------------
                               Name:     Charles A. Hinrichs
                               Title:    Vice President and Treasurer

                               JSCE, INC.

                               By: /s/   Charles A. Hinrichs
                                  --------------------------------------
                               Name:     Charles A. Hinrichs
                               Title:    Vice President and Treasurer

                               BANKERS TRUST COMPANY,
                               individually and as Fronting Bank and Senior
                               Managing Agent

                               By:  /s/ Robert T. Telesca
                                  --------------------------------------
                               Name:    Robert T. Telesca
                               Title:   Assistant Vice President

                               THE CHASE MANHATTAN BANK, individually
                               and as Administrative Agent, Collateral Agent and Senior Managing Agent

                               By:  /s/   Jonathan Twichell
                                  --------------------------------------
                               Name:      Jonathan Twichell
                               Title:     Vice President

                               AG CAPITAL FUNDING PARTNERS, L.P.

                               By: Angelo, Gordon & Co., L.P. as Investment Adviser

                               By:  /s/   Jeffrey H. Aronson
                                  --------------------------------------
                               Name:      Jeffrey H. Aronson
                               Title:     Managing Director

                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION

                               By:  /s/    Michael L. Short
                                  --------------------------------------
                               Name:       Michael L. Short
                               Title:      Senior Vice President

                               BANK OF IRELAND

                               By:  /s/    F. McDonald
                                  --------------------------------------
                               Name:       F. McDonald
                               Title:      Manager

                                BANK OF MONTREAL

                                By:  /s/   Peter Konigsmann
                                  --------------------------------------
                                Name:      Peter Konigsmann
                                Title:     Director

                                THE BANK OF NEW YORK

                                By:  /s/      John C. Lambert
                                  --------------------------------------
                                Name:         John C. Lambert
                                Title:        Vice President

                                THE BANK OF NOVA SCOTIA

                                By:  /s/      F.C.H. Ashby
                                  --------------------------------------
                                Name:         F.C.H. Ashby
                                Title:        Senior Manager Loan Operations

                                BANKBOSTON, N.A.

                                By:  /s/     Gregory R. D. Clark
                                  --------------------------------------
                                Name:        Gregory R. D. Clark
                                Title:       Managing Director

                                CIBC Inc.

                                By:  /s/     Howard Palmer
                                  --------------------------------------
                                Name:        Howard Palmer
                                Title:       Executive Director
                                             CIBC Oppenheimer Corp., as Agent

                                CHRISTIANIA BANK

                                By:  /s/    Carl Petter Svendsen
                                  --------------------------------------
                                Name:       Carl Petter Svendsen
                                Title:      Senior Vice President

                                By:  /s/   Peter M. Dodge
                                  --------------------------------------
                                Name:      Peter M. Dodge
                                Title:     Senior Vice President

                                CITIBANK, N.A.

                                By:  /s/ Mark Stanfield Packard
                                  --------------------------------------
                                Name:    Mark Stanfield Packard
                                Title:   Vice President

                                COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE

                                By:  /s/  Sean Mounier
                                  --------------------------------------
                                Name:     Sean Mounier
                                Title:    First Vice President

                                By:  /s/  Anthony Rock
                                  --------------------------------------
                                Name:     Anthony Rock
                                Title:    Vice President

                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:  /s/  Vladimir Labun
                                  --------------------------------------
                                Name:     Vladimir Labun
                                Title:    First Vice President -- Manager

                                CYPRESSTREE INVESTMENT FUND, LLC

                                By:      CypressTree Investment Management
                                         Company, Inc., its Managing Member

                                By:  /s/   Peter K. Merrill
                                  --------------------------------------
                                Name:      Peter K. Merrill
                                Title:     Managing Director

                                DELANO COMPANY

                                By: Pacific Investment Management Company, as its Investment Advisor

                                By:     PIMCO Management Inc.,
                                        a general partner

                                By:  /s/   Bradley W. Paulson
                                  --------------------------------------
                                Name:      Bradley W. Paulson
                                Title:     Vice President

                                DRESDNER BANK AG NEW YORK AND
                                GRAND CAYMAN BRANCHES

                                By:  /s/   John W. Sweeney
                                  --------------------------------------
                                Name:      John W. Sweeney
                                Title:     Assistant Vice President

                                By:  /s/    Beverly G. Cason
                                  --------------------------------------
                                Name:       Beverly G. Cason
                                Title:      Vice President

                                FIRST DOMINION FUNDING I

                                By:  /s/   Andrew H. Marshak
                                  --------------------------------------
                                Name:      Andrew H. Marshak
                                Title:     Authorized Signatory

                                THE FIRST NATIONAL BANK OF CHICAGO

                                By:  /s/     William J. Oleferchik
                                  --------------------------------------
                                Name:        William J. Oleferchik
                                Title:       Vice President

                                FIRST UNION NATIONAL BANK

                                By:  /s/   Charles W. Lockyer
                                  --------------------------------------
                                Name:      Charles W. Lockyer
                                Title:     Vice President

                                FRANKLIN FLOATING RATE TRUST

                                By:  /s/    Chauncey Lufkin
                                  --------------------------------------
                                Name:       Chauncey Lufkin
                                Title:      Vice President

                                THE FUJI BANK, LIMITED, NEW YORK
                                BRANCH

                                By:  /s/    Teiji Teramoto
                                  --------------------------------------
                                Name:       Teiji Teramoto
                                Title:      Vice President & Manager

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION

                                By:  /s/     Janet K. Williams
                                  --------------------------------------
                                Name:        Janet K. Williams
                                Title:       Duly Authorized Signatory

                                THE INDUSTRIAL BANK OF JAPAN, LTD.

                                By:  /s/     Takuya Honjo
                                  --------------------------------------
                                Name:        Takuya Honjo
                                Title:       Senior Vice President

                                ARCHIMEDES FUNDING, L.L.C.

                                By: ING Capital Advisors, Inc., as
                                Collateral Manager

                                By:  /s/     Jane Musser Nelson
                                  --------------------------------------
                                Name:        Jane Musser Nelson
                                Title:       Senior Vice President

                                THE ING CAPITAL SENIOR SECURED HIGH
                                INCOME FUND, L.P.

                                By: ING Capital Advisors Inc., as Investment
                                Advisor

                                By:  /s/     Jane Musser Nelson
                                  --------------------------------------
                                Name:        Jane Musser Nelson
                                Title:       Senior Vice President

                                ING HIGH INCOME PRINCIPAL
                                PRESERVATION FUND HOLDINGS, L.D.C.

                                By: ING Capital Advisors, Inc., as
                                Investment Advisor

                                By:  /s/    Jane Musser Nelson
                                  --------------------------------------
                                Name:       Jane Musser Nelson
                                Title:      Senior Vice President

                                ARCHIMEDES II FUNDING L.L.C.

                                By: ING Capital Advisors, Inc.,
                                as Collateral Agent

                                By:  /s/     Jane Musser Nelson
                                  --------------------------------------
                                Name:        Jane Musser Nelson
                                Title:       Senior Vice President

                                KZH ING-2 LLC

                                By:  /s/  James Westerhaus
                                  --------------------------------------
                                Name:     James Westerhaus
                                Title:    Authorized Agent

                                KZH III LLC

                                By:  /s/     Shari Finkelstein
                                  --------------------------------------
                                Name:        Shari Finkelstein
                                Title:       Authorized Agent

                                KZH CRESCENT-2 LLC

                                By:  /s/   Shari Finkelstein
                                  --------------------------------------
                                Name:      Shari Finkelstein
                                Title:     Authorized Agent

                                KZH CYPRESSTREE-1 LLC

                                By:  /s/   Shari Finkelstein
                                  --------------------------------------
                                Name:      Shari Finkelstein
                                Title:     Authorized Agent

                                KZH SHOSHONE LLC

                                By:  /s/     Virginia Conway
                                  --------------------------------------
                                Name:        Virginia Conway
                                Title:       Authorized Agent

                                THE LONG TERM CREDIT BANK OF JAPAN,
                                LTD.

                                By:  /s/   Armund J. Schoen, Jr.
                                  --------------------------------------
                                Name:      Armund J. Schoen, Jr.
                                Title:     Senior Vice President

                                MEESPIERSON CAPITAL CORP

                                By:  /s/   Eugene J. Oliva
                                  --------------------------------------
                                Name:    Eugene J. Oliva
                                Title:   AVP Meespierson Capital Corp.

                                By:  /s/        Hendrik J. Vroege
                                  --------------------------------------
                                Name:           Hendrik J. Vroege
                                Title:          Vice President

                                MERRILL LYNCH GLOBAL
                                INVESTMENT SERIES:  INCOME
                                STRATEGIES PORTFOLIO

                                By:  Merrill Lynch Asset Management, L.P.,
                                as Investment Advisor

                                By:  /s/    Andrew C. Liggio
                                  --------------------------------------
                                Name:       Andrew C. Liggio
                                Title:      Authorized Signatory


                                MERRILL LYNCH PRIME RATE
                                PORTFOLIO

                                By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                By:  /s/     Andrew C. Liggio
                                  --------------------------------------
                                Name:        Andrew C. Liggio
                                Title:       Authorized Signatory

                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.

                                By:  /s/    Andrew C. Liggio
                                  --------------------------------------
                                Name:       Andrew C. Liggio
                                Title:      Authorized Signatory

                                MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                By: Merrill Lynch Asset Management, L.P.
                                as Investment Advisor

                                By:  /s/    Andrew C. Liggio
                                  --------------------------------------
                                Name:       Andrew C. Liggio
                                Title:      Authorized Signatory

                                MERCANTILE BANK NATIONAL ASSOCIATION

                                By:  /s/    Gerald S. Kirk
                                  --------------------------------------
                                Name:       Gerald S. Kirk
                                Title:      Assistant Vice President

                                THE MITZUBISHI TRUST AND BANKING CORPORATION

                                By:  /s/    Beatrice E. Kossodo
                                  --------------------------------------
                                Name:       Beatrice E. Kossodo
                                Title:      Senior Vice President

                                MORGAN STANLEY SENIOR FUNDING, INC.

                                By:  /s/    Michael T. McLaughlin
                                  --------------------------------------
                                Name:       Michael T. McLaughlin
                                Title:      Principal

                                 NATIONSBANK N.A.

                                 By:  /s/       Michael L. Short
                                  --------------------------------------
                                 Name:          Michael L. Short
                                 Title:         Senior Vice President

                                 OCTAGON LOAN TRUST

                                 By:  Octagon Credit Investors as Manager

                                 By:  /s/      Joyce C. DeLucca
                                  --------------------------------------
                                 Name:         Joyce C. DeLucca
                                 Title:        Managing Director

                                 OSPREY INVESTMENTS PORTFOLIO

                                 By:  /s/      Hans L. Christensen
                                  --------------------------------------
                                 Name:         Hans L. Christensen
                                 Title:        Vice President

                                 PACIFICA PARTNERS I, L.P.

                                 By:  /s/   Michael J. Bacevich
                                  --------------------------------------
                                 Name:      Michael J. Bacevich
                                 Title:     Senior Vice President

                                 PILGRIM AMERICA PRIME RATE TRUST
                                 By:      PILGRIM AMERICA INVESTMENTS,
                                 INC.,  as its Investment Manager

                                 By:  /s/     Michel Prince
                                  --------------------------------------
                                 Name:        Michel Prince
                                 Title:       CFA - Vice President

                                 THE PRUDENTIAL INSURANCE COMPANY
                                 OF AMERICA

                                 By:  /s/     Thomas J. Cecka
                                  --------------------------------------
                                 Name         Thomas J. Cecka
                                 Title:       Vice President

                                 THE SAKURA BANK, LIMITED, NEW YORK

                                 By:  /s/     Yoshikazu Nagura
                                  --------------------------------------
                                 Name:        Yoshikazu Nagura
                                 Title:       Vice President

                                 SANWA BUSINESS CREDIT CORPORATION

                                 By:  /s/     Stanley Kaminski
                                  --------------------------------------
                                 Name:        Stanley Kaminski
                                 Title:       Vice President

                                 SENIOR DEBT PORTFOLIO

                                 By:      Boston Management and Research, as
                                          Investment Advisor

                                 By:  /s/     Payson F. Swaffield
                                  --------------------------------------
                                 Name:        Payson F. Swaffield
                                 Title:         Vice President

                                 SOCIETE GENERALE, NEW YORK BRANCH

                                 By:  /s/    Eric Bellaiche
                                  --------------------------------------
                                 Name:       Eric Bellaiche
                                 Title:      Director








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                                 SPS TRADES

                                 By: Chase Securities, Inc.
                                 as Agent for Chase Manhattan Bank

                                 By:  /s/   Jonathan Twichell
                                  --------------------------------------
                                 Name:      Jonathan Twichell
                                 Title:     Vice President

                                 CAPTIVA FINANCE LTD.

                                 By:  /s/    John H. Cullinane
                                  --------------------------------------
                                 Name:       John H. Cullinane
                                 Title:      Director

                                 CRESCENT/MACH I PARTNERS, L.P.

                                 By: TCW Asset Management Company
                                 Its Investment Manager

                                 By:  /s/     Justin L. Driscoll
                                  --------------------------------------
                                 Name:        Justin L. Driscoll
                                 Title:       Senior Vice President

                                 TORONTO DOMINION (TEXAS), INC.

                                 By:  /s/     Azar S. Azarpour
                                  --------------------------------------
                                 Name:        Azar S. Azarpour
                                 Title:       Vice President







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                                 TRANSAMERICA BUSINESS CREDIT
                                 CORPORATION

                                 By:  /s/      Perry Vavoules
                                  --------------------------------------
                                 Name:         Perry Vavoules
                                 Title:        Senior Vice President

                                 THE TRAVELERS INSURANCE COMPANY

                                 By:  /s/     Robert M. Mills
                                  --------------------------------------
                                 Name:        Robert M. Mills
                                 Title:       Investment Officer


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